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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds

(Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/14

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Corporate Bond Fund

Nasdaq:
A: ACCBX ■ B: ACCDX ■ C: ACCEX ■ R: ACCZX ■ Y: ACCHX ■ R5: ACCWX ■ R6: ICBFX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
25	Financial Statements
27	Notes to Financial Statements
37	Financial Highlights
38	Auditor's Report
39	Fund Expenses
40	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

    Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco  Corporate Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are per-forming in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

    Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

    While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

    Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco  Corporate Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, Invesco Corporate Bond Fund, at net asset value (NAV), outperformed its broad market/style-specific index, the Barclays U.S. Credit Index. Security selection, especially within the volatile financials sector, contributed the most to Fund performance versus its broad market/style-specific index for the reporting period.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.26%
Class B Shares	3.27
Class C Shares	2.52
Class R Shares	3.15
Class Y Shares	3.67
Class R5 Shares	3.71
Class R6 Shares	3.85
Barclays U.S. Credit Index‚ (Broad Market/Style-Specific Index)	0.90
Lipper BBB Rated Funds Index‚ (Peer Group Index)	1.70

 Source(s): ‚Lipper Inc.

How we invest

The Fund invests, under normal circumstances, at least 80% of its assets at the time of investment (plus any borrowings for investment purposes) in corporate bonds. The Fund invests primarily in fixed-rate US dollar-denominated corporate bonds rated investment grade by at least one nationally recognized statistical rating organization. The Fund may also invest up to 35% of its total assets in non-investment-grade high yield debt securities and up to 30% of its total assets in non-US dollar-denominated debt securities. Additionally, up to 20% of the Fund’s total assets may be invested in convertible securities along with up to 10% of the Fund’s total assets in preferred stocks. The Fund may invest in derivatives and mortgage dollar roll transactions.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured

Portfolio Composition
By security type
US Denominated Bonds & Notes	87.5%
US Treasury Securities	5.7
Preferred Stocks	3.9
Non-US Denominated Bonds & Notes	0.6
Municipal Obligations	0.5
Asset-Backed Securities	0.2
Common Stocks & Other Equity Interests	0.0
Money Market Funds Plus Other Assets Less Liabilities	1.6

by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of income and capital appreciation.

    Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

Top Five Issuers*

1. U.S. Treasury	5.7%
2. Verizon Communications, Inc.	2.5
3. Citigroup Inc.	2.2
4. Electricity de France	1.8
5. ING US Inc.	1.6

Total Net Assets	$919.4 million

Total Number of Holdings*	602

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning and sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the fiscal year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unexceptional at the beginning of the fiscal year, but from late May through June, bond and stock markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by the end of 2013.1 Despite interest rate declines and credit market rallies during January and February 2014, respectively, intermediate to longer-term, high credit quality, rate-sensitive segments of the US bond market either lost ground or produced very modest positive returns for the full reporting period. In contrast, lower-

4                Invesco Corporate Bond Fund

quality credit and less rate-sensitive segments of the bond market, such as high yield bonds, bank loans and short-term bonds were among the few bond market segments that delivered positive total returns for the reporting period.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive returns for the reporting period and outperformed its broad market/style-specific benchmark, the Barclays U.S. Credit Index. Outperformance from asset allocation and credit sector selection decisions was broadly based but was mainly attributable to our sustained underweight position in the government-related segments of the Fund’s broad market/style-specific index, as well as our consistent overweight allocation to the financials sector. Our off-benchmark allocation to high yield corporate bonds ranged between 10% and 20% of total net assets during the fiscal year and was a notable contributor to the positive relative performance of the Fund as high yield bonds generally outperformed investment-grade corporate bonds for the fiscal year.

    Security selection was the most valuable element of our active management throughout the reporting period and contributed to the Fund’s return, relative to its style-specific index, within each of the major credit market sectors represented in the Fund. This was most notable within the financials sector where our diverse selection of banks, insurers and other financial companies outperformed the Fund’s broad market/style-specific index. Also, within the context of security selection, our focus on the lower end of the investment-grade credit quality spectrum was a beneficial strategy as lower-quality bonds generally outperformed higher-quality bonds for the reporting period.

    Throughout the fiscal year, we used several strategies to help manage the Fund’s credit risk and liquidity needs. We averaged approximately 3% of the portfolio in Treasuries over the reporting period, which furnished necessary liquidity but detracted from relative return as credit assets generally outperformed rate-sensitive government bonds. We utilized credit default swaps (notional value of less than 5% of the Fund) as a hedge against price volatility throughout the fiscal year. These performed as expected and helped dampen portfolio volatility when credit markets were most unsettled, but did create a slight drag on Fund performance for the reporting period.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its broad market/style-specific index. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. We maintained the Fund’s duration and yield curve positioning close to the broad market/style-specific index on average, but did make tactical shifts throughout the reporting period to capitalize on the anticipated movement of market interest rates. The timing and magnitude of these shifts contributed to relative returns as rates fluctuated throughout the reporting period. Buying and selling US Treasury securities were important tools we used to manage interest rate risk and to maintain our targeted portfolio duration during the reporting period, and they contributed to an elevated portfolio turnover.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for your investment in Invesco Corporate Bond Fund.

1    Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Matthew Brill

Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2013. Mr. Brill earned a BA in economics from Washington and Lee University.

Chuck Burge

Portfolio manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Darren Hughes

Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Michael Hyman

Portfolio manager, is manager of Invesco Corporate Bond Fund. He began managing the Fund in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Scott Roberts

Chartered Financial Analyst, portfolio manager, is manager of Invesco Corporate Bond Fund. He joined Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                Invesco Corporate Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class (es)

Fund and index data from 2/29/04

1	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco  Corporate Bond Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.31%
10 Years	5.00
5 Years	9.32
1 Year	–1.10

Class B Shares
Inception (9/28/92)	5.74%
10 Years	5.00
5 Years	9.88
1 Year	–1.70

Class C Shares
Inception (8/30/93)	4.95%
10 Years	4.71
5 Years	9.53
1 Year	1.53

Class R Shares
10 Years	5.21%
5 Years	10.05
1 Year	3.15

Class Y Shares
Inception (8/12/05)	6.01%
5 Years	10.63
1 Year	3.67

Class R5 Shares
10 Years	5.63%
5 Years	10.65
1 Year	3.71

Class R6 Shares
10 Years	5.54%
5 Years	10.46
1 Year	3.85

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Corporate Bond Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R shares incepted on June 6, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (9/23/71)	7.25%
10 Years	4.79
5 Years	8.23
1 Year	–4.25

Class B Shares
Inception (9/28/92)	5.61%
10 Years	4.79
5 Years	8.73
1 Year	–4.85

Class C Shares
Inception (8/30/93)	4.82%
10 Years	4.51
5 Years	8.42
1 Year	–1.73

Class R Shares
10 Years	4.98%
5 Years	8.90
1 Year	–0.29

Class Y Shares
Inception (8/12/05)	5.67%
5 Years	9.47
1 Year	0.21

Class R5 Shares
10 Years	5.41%
5 Years	9.51
1 Year	0.39

Class R6 Shares
10 Years	5.32%
5 Years	9.32
1 Year	0.53

share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.89%, 0.89%, 1.64%, 1.14%, 0.64%, 0.47% and 0.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Corporate Bond Fund

Invesco Corporate Bond Fund’s investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Dollar roll transactions risk. Dollar roll transactions involve the risk that the market value and yield of the securities retained by the Fund may decline below the price of the mortgage-related securities sold by the Fund that it is obligated to repurchase.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                Invesco Corporate Bond Fund

prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays U.S. Credit Index is an unmanaged index considered representative of publicly-issued, SEC-registered US corporate and specified foreign debentures and secured notes.
■	The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                Invesco Corporate Bond Fund

Schedule of Investments(a)

February 28, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–87.48%
Advertising–0.12%
Omnicom Group Inc., Sr. Unsec. Gtd. Global Notes, 3.63%, 05/01/22	$1,070,000	$1,069,477

Aerospace & Defense–0.34%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	200,000	205,500
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	1,050,000	1,089,375
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	30,000	30,525
7.75%, 03/15/20(b)	664,000	742,020
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21	184,000	185,380
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	654,000	709,590
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	175,000	177,625
		3,140,015

Agricultural Products–0.19%
Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/37	1,495,000	1,772,301

Air Freight & Logistics–0.30%
FedEx Corp., Sr. Unsec. Gtd. Notes, 5.10%, 01/15/44	2,690,000	2,790,162

Airlines–1.44%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	120,000	121,380
America West Airlines Pass Through Trust, Series 2001-1, Class G, Sr. Sec. Pass Through Ctfs., 7.10%, 04/02/21	1,092,098	1,193,799
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	2,686,365	2,928,138
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. Pass Through Ctfs., 9.00%, 07/08/16	2,166,060	2,490,970
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	76,203	85,585
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	1,721,465	1,811,304
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	691,000	735,915
Delta Air Lines Pass Through Trust, Series 2010-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 05/23/19	1,927,929	2,105,660
United Airlines Pass Through Trust, Series 2013-1, Class A, Sr. Sec. Pass Through Ctfs., 4.30%, 08/15/25	1,125,000	1,163,672

	Principal Amount	Value
Airlines–(continued)
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	$250,000	$268,750
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	86,978	87,423
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	247,000	260,347
		13,252,943

Alternative Carriers–0.15%
Level 3 Financing Inc., Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	1,029,000	1,122,896
Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	97,000	98,940
6.13%, 01/15/21(b)	172,000	182,750
		1,404,586

Apparel Retail–0.29%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	472,000	506,220
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	1,575,000	1,655,719
8.50%, 06/15/19	250,000	305,937
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	75,000	84,469
Neiman Marcus Group LTD LLC., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	146,000	158,410
		2,710,755

Apparel, Accessories & Luxury Goods–0.12%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	50,000	55,125
7.63%, 05/15/20	875,000	958,125
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	60,000	59,475
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	60,000	61,650
		1,134,375

Application Software–0.04%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	387,000	387,968

Asset Management & Custody Banks–1.04%
Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/24	4,515,000	4,561,820
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 6.25%, 08/15/42(b)	2,065,000	2,407,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Corporate Bond Fund

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/43(b)	$2,525,000	$2,632,612
		9,601,892

Auto Parts & Equipment–0.17%
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	175,000	188,562
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	200,000	206,500
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(b)	200,000	208,000
Schaeffler Finance B.V. (Germany), Sr. Sec. Notes, 4.75%, 05/15/21(b)	200,000	201,973
Schaeffler Holding Finance B.V. (Germany), Sr. Sec. Gtd. PIK Notes, 6.88%, 08/15/18(b)	200,000	214,360
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	489,000	523,230
		1,542,625

Automobile Manufacturers–1.25%
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 4.25%, 09/20/22	5,100,000	5,265,433
General Motors Co., Sr. Unsec. Notes, 3.50%, 10/02/18(b)	3,805,000	3,957,200
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 2.88%, 08/09/18(b)	2,215,000	2,251,920
		11,474,553

Automotive Retail–0.54%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	4,475,000	5,010,922

Broadcasting–0.47%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	195,000	208,650
Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	128,000	139,200
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 4.88%, 04/01/43	3,535,000	3,450,651
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	450,000	479,250
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	35,000	36,575
		4,314,326

Building Products–0.48%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	720,000	775,800
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	365,000	403,325
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	615,000	651,900

	Principal Amount	Value
Building Products–(continued)
Griffon Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/01/22(b)	$345,000	$345,863
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	222,000	224,039
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	830,000	933,750
10.00%, 12/01/18	190,000	210,900
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	81,000	86,670
7.88%, 03/30/20(b)	320,000	362,400
Sr. Unsec. Notes, 9.75%, 01/15/18	375,000	456,562
		4,451,209

Cable & Satellite–4.23%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	215,000	218,225
6.50%, 04/30/21	408,000	437,580
Comcast Corp., Sr. Unsec. Gtd. Global Bonds, 6.40%, 05/15/38	1,100,000	1,357,119
Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/33	3,820,000	3,774,942
5.70%, 05/15/18	2,005,000	2,322,569
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/37	1,885,000	2,321,047
COX Communications Inc., Sr. Unsec. Notes, 8.38%, 03/01/39(b)	2,185,000	2,780,862
9.38%, 01/15/19(b)	1,860,000	2,381,354
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	1,235,000	1,270,243
5.15%, 03/15/42	4,600,000	4,344,928
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	1,824,000	1,896,960
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	205,000	226,012
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	216,000	245,160
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/20	755,000	826,725
7.50%, 04/01/21	350,000	387,625
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	275,000	299,750
NBC Universal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/20	1,050,000	1,202,262
5.95%, 04/01/41	4,585,000	5,416,651
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes, 10.88%, 07/15/19(b)	525,000	582,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite–(continued)
Time Warner Cable, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 07/01/18	$3,365,000	$3,976,840
Sr. Unsec. Gtd. Notes, 5.00%, 02/01/20	1,442,000	1,589,189
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	355,000	386,786
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	430,000	457,950
VTR Finance B.V. (Chile), Sr. Sec. Notes, 6.88%, 01/15/24(b)	200,000	206,500
		38,910,029

Casinos & Gaming–0.54%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	530,000	583,000
9.13%, 12/01/18	75,000	81,938
Caesars Entertainment Operating Co. Inc., Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	345,000	338,100
9.00%, 02/15/20	370,000	362,600
Caesars Entertainment Resort Properties LLC, Sr. Sec. Notes, 8.00%, 10/01/20(b)	497,000	526,199
MCE Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	400,000	400,000
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	940,000	1,041,050
6.75%, 10/01/20	186,000	206,925
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	327,000	376,867
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	285,000	311,363
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 5.38%, 03/15/22	660,000	691,762
		4,919,804

Catalog Retail–0.45%
QVC Inc., Sr. Sec. Gtd. Global Notes, 4.38%, 03/15/23	4,225,000	4,124,417

Coal & Consumable Fuels–0.15%
Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(b)	300,000	307,500
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 04/01/20	705,000	770,212
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	305,000	325,588
		1,403,300

Commodity Chemicals–0.37%
LYB International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Bonds, 4.88%, 03/15/44	3,400,000	3,408,036

	Principal Amount	Value
Communications Equipment–0.25%
Avaya Inc., Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	$530,000	$526,688
9.00%, 04/01/19(b)	521,000	541,840
Juniper Networks Inc., Sr. Unsec. Global Notes, 4.50%, 03/15/24	1,210,000	1,215,660
		2,284,188

Computer & Electronics Retail–0.06%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	500,000	524,375

Construction & Engineering–0.38%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	500,000	543,750
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.63%, 10/01/22(b)	200,000	205,450
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	640,000	684,800
URS Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/22	2,070,000	2,084,231
		3,518,231

Construction & Farm Machinery & Heavy Trucks–0.30%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	448,000	479,360
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	425,000	438,813
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	235,000	247,925
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	343,000	351,575
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	425,000	447,312
Oshkosh Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/01/22(b)	406,000	417,165
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	80,000	84,600
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	30,000	32,550
Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	204,000	216,750
		2,716,050

Construction Materials–0.17%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(b)	400,000	416,756
7.25%, 01/15/21(b)	200,000	214,980
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	650,000	757,250
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	122,000	130,235
		1,519,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Corporate Bond Fund

	Principal Amount	Value
Consumer Finance–0.78%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	$1,050,000	$1,275,750
8.00%, 03/15/20	240,000	298,200
Capital One Financial Corp., Sr. Unsec. Global Notes, 1.00%, 11/06/15	2,000,000	2,007,570
SLM Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/16	3,290,000	3,555,099
		7,136,619

Data Processing & Outsourced Services–0.45%
Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/22	1,460,000	1,506,904
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	630,000	683,550
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	720,000	783,000
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	748,000	897,600
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	217,000	233,275
		4,104,329

Distillers & Vintners–0.30%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 10.00%, 04/30/18(d)	199,320	186,398
Constellation Brands Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 05/15/17	320,000	371,200
Sr. Unsec. Gtd. Notes, 6.00%, 05/01/22	1,990,000	2,208,900
		2,766,498

Diversified Banks–6.28%
Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.10%, 03/23/15(b)	460,000	473,458
Barclays Bank PLC (United Kingdom), Sr. Unsec. Global Notes, 6.75%, 05/22/19	1,625,000	1,968,085
Unsec. Sub. Global Notes, 5.14%, 10/14/20	765,000	828,331
Unsec. Sub. Notes, 6.05%, 12/04/17(b)	1,210,000	1,360,219
Credit Agricole S.A. (France), Jr. Unsec. Sub. Notes, 7.88%(b)(e)	2,205,000	2,381,400
Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/17(b)	1,500,000	1,611,205
4.50%, 10/30/15(b)	4,015,000	4,239,538
HSBC Bank PLC (United Kingdom), Sr. Unsec. Notes, 4.13%, 08/12/20(b)	3,245,000	3,491,621
HSBC Finance Corp., Unsec. Sub. Global Notes, 6.68%, 01/15/21	1,982,000	2,337,563
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/22	2,070,000	2,152,153

	Principal Amount	Value
Diversified Banks–(continued)
ING Bank N.V. (Netherlands), Unsec. Sub. Notes, 5.13%, 05/01/15(b)	$1,540,000	$1,603,209
Intesa Sanpaolo SpA (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/19	4,560,000	4,663,347
Lloyds Bank PLC (United Kingdom), Unsec. Gtd. Sub. Medium-Term Notes, 6.50%, 09/14/20(b)	4,780,000	5,530,061
PNC Bank, N.A., Unsec. Sub. Global Notes, 3.80%, 07/25/23	2,045,000	2,076,239
Rabobank Nederland (Netherlands), Jr. Unsec. Sub. Notes, 11.00%(b)(e)	760,000	1,001,972
Royal Bank of Scotland Group PLC (The) (United Kingdom), Sr. Unsec. Global Notes, 6.40%, 10/21/19	380,000	441,836
Unsec. Sub. Notes, 6.13%, 12/15/22	235,000	248,728
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	267,000	314,856
Santander U.S. Debt S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Notes, 3.72%, 01/20/15(b)	3,000,000	3,059,692
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88%(b)(e)	5,660,000	6,027,900
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.85%, 04/27/15(b)	610,000	632,743
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	1,405,000	1,360,676
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	1,400,000	1,448,091
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/43	7,865,000	8,445,754
		57,698,677

Diversified Capital Markets–1.09%
Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/23(b)	5,040,000	5,491,112
Credit Suisse Group AG (Switzerland), Jr. Sub. Unsec. Notes, 7.50%(b)(e)	2,015,000	2,229,094
UBS AG (Switzerland), Sr. Unsec. Global Bank Notes, 5.88%, 12/20/17	1,973,000	2,275,875
		9,996,081

Diversified Chemicals–0.02%
INEOS Group Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.88%, 02/15/19(b)	200,000	206,000

Diversified Metals & Mining–2.92%
BHP Billiton Finance USA Ltd. (Australia), Sr. Unsec. Gtd. Global Notes, 5.00%, 09/30/43	3,307,000	3,492,007
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	525,000	574,875
8.25%, 11/01/19(b)	365,000	403,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Metals & Mining–(continued)
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 05/30/23(b)	$5,237,000	$5,020,181
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	160,000	171,600
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	47,000	50,055
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	425,000	480,250
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/28	1,000,000	1,265,422
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.50%, 03/22/22	3,350,000	3,351,945
Southern Copper Corp., Sr. Unsec. Global Notes, 5.25%, 11/08/42	3,195,000	2,749,979
5.38%, 04/16/20	885,000	963,188
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.00%, 01/31/19(b)	300,000	298,472
9.50%, 07/18/18(b)	200,000	225,598
REGS, Sr. Unsec. Euro Notes, 6.00%, 01/31/19(b)	200,000	199,420
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	246,000	250,305
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	142,000	104,725
9.88%, 12/15/20	120,000	94,200
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes, 4.25%, 10/25/22(b)	7,229,000	7,172,096
		26,867,643

Drug Retail–0.69%
CVS Pass Through Trust, Sr. Sec. Global Pass Through Ctfs., 6.04%, 12/10/28	3,420,775	3,858,293
Sr. Sec. Mortgage Pass Through Ctfs., 5.77%, 01/10/33(b)	2,244,845	2,467,062
		6,325,355

Electric Utilities–2.13%
Electricite de France (France), Jr. Unsec. Sub. Notes, 5.63%(b)(e)	2,840,000	2,840,000
Sr. Unsec. Notes, 4.88%, 01/22/44(b)	6,477,000	6,426,460
6.00%, 01/22/14(b)	6,655,000	6,913,134
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(f)	250,000	0
Mississippi Power Co., Series 12, Class A, Sr. Unsec. Notes, 4.25%, 03/15/42	1,599,000	1,485,230

	Principal Amount	Value
Electric Utilities–(continued)
System Energy Resources Inc., Sr. Sec. First Mortgage Bonds, 4.10%, 04/01/23	$1,950,000	$1,982,277
		19,647,101

Electrical Components–0.02%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	205,000	203,975

Environmental & Facilities Services–0.03%
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	110,000	112,750
5.25%, 08/01/20	11,000	11,358
Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	157,000	161,710
		285,818

Food Retail–0.28%
Kroger Co. (The), Sr. Unsec. Global Notes, 2.30%, 01/15/19	2,545,000	2,549,020

Forest Products–0.03%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	226,000	242,385

Gas Utilities–0.21%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	280,000	307,300
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	636,000	667,800
Sr. Unsec. Notes, 6.75%, 01/15/22(b)	100,000	105,000
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	140,000	154,000
Sr. Unsec. Notes, 7.38%, 03/15/20	625,000	676,562
		1,910,662

General Merchandise Stores–0.32%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	2,920,000	2,895,939

Gold–2.51%
Barrick North America Finance LLC (Canada), Sr. Unsec. Gtd. Global Notes, 4.40%, 05/30/21	4,800,000	4,864,641
5.70%, 05/30/41	3,000,000	2,906,284
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	200,000	198,100
Gold Fields Orogen Holding BVI Ltd. (South Africa), Sr. Unsec. Gtd. Notes, 4.88%, 10/07/20(b)	5,645,000	4,854,700
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.88%, 09/01/41	2,860,000	2,780,177
Sr. Unsec. Gtd. Notes, 5.95%, 03/15/24(b)	6,200,000	6,183,812

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Corporate Bond Fund

	Principal Amount	Value
Gold–(continued)
Newcrest Finance Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 11/15/41(b)	$1,545,000	$1,272,884
		23,060,598

Health Care Equipment–0.50%
Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	179,000	194,215
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	526,000	563,478
Medtronic Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/44	3,500,000	3,555,919
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	265,000	286,200
		4,599,812

Health Care Facilities–0.36%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	39,000	40,755
Community Health Systems, Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	127,000	132,239
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22 (b)	550,532	588,381
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	830,000	908,850
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	170,000	186,575
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	119,000	124,950
Tenet Healthcare Corp., Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	339,000	368,663
Sr. Unsec. Global Notes, 8.00%, 08/01/20	690,000	761,587
8.13%, 04/01/22	204,000	229,755
		3,341,755

Health Care Services–0.12%
Orlando Lutheran Towers Inc., Unsec. Bonds, 8.00%, 07/01/17	775,000	783,664
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	260,000	287,300
		1,070,964

Homebuilding–1.01%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	385,000	387,888
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	329,000	360,255
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	158,000	167,480
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	143,000	154,083

	Principal Amount	Value
Homebuilding–(continued)
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	$158,000	$151,680
6.95%, 06/01/18	305,000	345,794
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	330,000	358,875
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/43	7,715,000	6,990,526
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	129,000	126,904
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	247,000	273,552
		9,317,037

Hotels, Resorts & Cruise Lines–0.44%
Carnival Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 10/15/20	2,770,000	2,870,213
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/22	1,110,000	1,159,950
		4,030,163

Household Products–0.05%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	250,000	263,125
7.13%, 04/15/19	170,000	181,262
		444,387

Independent Power Producers & Energy Traders–0.11%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	413,000	471,853
8.00%, 10/15/17	46,000	54,625
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	145,000	164,575
Sr. Unsec. Gtd. Notes, 6.25%, 07/15/22(b)	267,000	278,681
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	53,721	55,416
		1,025,150

Industrial Conglomerates–1.20%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	235,000	252,038
Hutchison Whampoa International Ltd. (Hong Kong), Sr. Unsec. Gtd. Notes, 4.63%, 09/11/15(b)	2,465,000	2,602,859
5.75%, 09/11/19(b)	1,180,000	1,352,570
7.63%, 04/09/19(b)	1,840,000	2,257,243
Unsec. Gtd. Sub. Notes, 6.00%(b)(e)	4,330,000	4,595,212
		11,059,922

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Corporate Bond Fund

	Principal Amount	Value
Industrial Machinery–0.21%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	$242,000	$243,815
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/21	1,255,000	1,350,471
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	344,000	364,640
		1,958,926

Industrial REIT’s–0.26%
ProLogis L.P., Sr. Unsec. Gtd. Global Notes, 4.25%, 08/15/23	2,339,000	2,395,402

Insurance Brokers–0.18%
Marsh & McLennan Cos. Inc., Sr. Unsec. Notes, 9.25%, 04/15/19	1,255,000	1,653,029

Integrated Oil & Gas–1.27%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.81%, 02/10/24	5,555,000	5,615,658
Gazprom OAO Via Gaz Capital S.A. (Russia), Sr. Unsec. Loan Participation Notes, 6.51%, 03/07/22(b)	1,010,000	1,079,437
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	4,610,000	4,965,857
		11,660,952

Integrated Telecommunication Services–4.68%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 01/15/22(b)	200,000	208,180
AT&T Inc., Sr. Unsec. Global Notes, 0.80%, 12/01/15	1,500,000	1,504,368
1.70%, 06/01/17	2,340,000	2,364,852
2.95%, 05/15/16	1,555,000	1,625,965
Deutsche Telekom International Finance B.V. (Germany), Sr. Unsec. Gtd. Global Bonds, 8.75%, 06/15/30	1,735,000	2,507,913
Sr. Unsec. Gtd. Notes, 6.75%, 08/20/18	905,000	1,084,695
Qtel International Finance Ltd. (Qatar), Sr. Unsec. Gtd. Notes, 3.38%, 10/14/16(b)	1,685,000	1,773,200
4.75%, 02/16/21(b)	550,000	590,959
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	3,555,000	3,891,934
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	2,298,000	2,253,102
Verizon Communications, Inc., Sr. Unsec. Global Notes, 4.75%, 11/01/41	380,000	365,722
5.15%, 09/15/23	5,380,000	5,892,241
6.40%, 09/15/33	7,400,000	8,824,668
6.40%, 02/15/38	1,915,000	2,271,204
6.55%, 09/15/43	4,805,000	5,903,236

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 5.25%, 01/15/21	$1,885,000	$1,961,186
		43,023,425

Internet Software & Services–0.63%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	2,875,000	2,898,250
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	847,000	889,350
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	1,770,000	1,973,550
		5,761,150

Investment Banking & Brokerage–3.94%
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00%(e)	2,050,000	2,347,250
Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/21	490,000	546,726
5.75%, 01/24/22	3,600,000	4,102,883
Unsec. Sub. Global Notes, 6.75%, 10/01/37	4,675,000	5,360,362
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/17(b)	390,000	424,639
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	5,580,000	6,257,917
7.63%, 08/13/19(b)	1,860,000	2,255,921
Morgan Stanley, Sr. Unsec. Global Notes, 3.80%, 04/29/16	2,240,000	2,367,582
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	3,990,000	4,162,161
Unsec. Sub. Medium-Term Notes, 4.10%, 05/22/23	5,210,000	5,173,612
Series F, Sr. Unsec. Medium-Term Global Notes, 5.63%, 09/23/19	1,345,000	1,547,994
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	1,565,000	1,665,843
		36,212,890

Leisure Facilities–0.03%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	175,000	178,500
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	110,000	116,875
		295,375

Life & Health Insurance–3.20%
MetLife Inc., Jr. Unsec. Sub. Global Notes, 10.75%, 08/01/39	2,935,000	4,446,525
Sr. Unsec. Global Notes, 4.13%, 08/13/42	2,400,000	2,223,784

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Corporate Bond Fund

	Principal Amount	Value
Life & Health Insurance–(continued)
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	$6,960,000	$7,663,763
Pacific LifeCorp., Sr. Unsec. Notes, 6.00%, 02/10/20(b)	4,250,000	4,864,659
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/38	1,690,000	2,068,138
Sr. Unsec. Medium-Term Notes, 7.38%, 06/15/19	1,270,000	1,583,177
Series C, Sr. Unsec. Medium-Term Notes, 5.40%, 06/13/35	1,500,000	1,638,052
Series D, Sr. Unsec. Medium-Term Notes, 4.75%, 09/17/15	2,940,000	3,122,382
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/37	1,420,000	1,791,792
		29,402,272

Managed Health Care–0.51%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	1,860,000	2,021,888
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	113,000	118,650
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	2,500,000	2,524,973
		4,665,511

Marine–0.05%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	425,000	444,416

Movies & Entertainment–1.63%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 02/15/22(b)	156,000	158,730
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	310,000	334,025
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	590,000	649,000
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	345,000	360,525
Time Warner, Inc., Sr. Unsec. Gtd. Global Notes, 5.35%, 12/15/43	3,360,000	3,566,930
Viacom Inc., Sr. Unsec. Global Notes, 4.25%, 09/01/23	4,790,000	4,959,788
5.85%, 09/01/43	4,500,000	4,959,100
		14,988,098

Multi-Line Insurance–1.39%
American Financial Group, Inc., Sr. Unsec. Notes, 9.88%, 06/15/19	6,485,000	8,444,489
American International Group Inc., Sr. Unsec. Global Notes, 8.25%, 08/15/18	1,295,000	1,627,167
Genworth Holdings Inc., Sr. Unsec. Gtd. Global Notes, 4.90%, 08/15/23	2,345,000	2,461,312

	Principal Amount	Value
Multi-Line Insurance–(continued)
Hartford Financial Services Group Inc. (The), Jr. Unsec. Sub. Deb., 8.13%, 06/15/38	$173,000	$203,491
		12,736,459

Multi-Sector Holdings–0.26%
MidAmerican Energy Co., Sr. Sec. First Mortgage Bonds, 3.70%, 09/15/23	2,349,000	2,412,384

Multi-Utilities–0.32%
Abu Dhabi National Energy Co. (United Arab Emirates), Sr. Unsec. Notes, 4.13%, 03/13/17(b)	2,700,000	2,904,225

Office REIT’s–0.72%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	4,290,000	4,459,356
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/24	2,110,000	2,119,902
		6,579,258

Office Services & Supplies–0.00%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	18,000	19,350

Oil & Gas Drilling–0.93%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	80,000	86,500
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	27,000	28,080
7.50%, 08/01/20(b)	195,000	209,137
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	440,000	473,000
6.63%, 11/15/20	164,000	176,710
Rowan Cos. Inc., Sr. Unsec. Gtd. Notes, 4.75%, 01/15/24	2,775,000	2,829,289
5.85%, 01/15/44	4,669,000	4,720,258
		8,522,974

Oil & Gas Equipment & Services–0.43%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	43,000	46,010
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	2,022,000	2,153,430
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	261,000	273,724
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	962,000	957,190
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	445,000	460,575
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	49,000	51,327
		3,942,256

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–1.81%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	$201,000	$215,572
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	420,000	431,550
Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	7,000	7,333
6.75%, 11/01/20	405,000	430,312
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	627,000	677,160
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	270,000	294,300
8.25%, 09/01/21	525,000	577,500
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	130,000	149,500
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	475,000	544,172
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	513,000	557,887
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/22	2,330,000	2,445,044
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	1,380,000	1,461,292
Encana Corp. (Canada), Sr. Unsec. Global Notes, 6.50%, 02/01/38	3,450,000	4,053,215
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	416,000	435,760
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	174,000	180,525
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	124,000	125,550
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	425,000	433,500
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	267,000	282,352
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	77,000	79,695
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	35,000	39,025
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	715,000	757,900
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	120,000	120,000
Sr. Unsec. Notes, 5.38%, 10/01/22	154,000	155,540
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	50,000	51,750
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	107,000	110,745
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	188,000	194,110

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	$712,000	$754,720
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	210,000	227,325
6.63%, 02/15/19	175,000	188,563
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	587,000	638,362
		16,620,259

Oil & Gas Refining & Marketing–0.12%
Petronas Capital Ltd. (Malaysia), Sr. Unsec. Gtd. Notes, 5.25%, 08/12/19(b)	895,000	1,015,492
Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., Sec. Gtd. Notes, 6.50%, 04/15/21(b)	15,000	14,756
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	37,000	41,533
		1,071,781

Oil & Gas Storage & Transportation–2.95%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	435,000	466,537
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	350,000	376,250
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	340,000	359,550
El Paso Pipeline Partners Operating Co. LLC, Sr. Unsec. Gtd. Notes, 4.70%, 11/01/42	1,530,000	1,352,407
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	447,000	512,932
Energy Transfer Partners L.P., Sr. Unsec. Global Notes, 6.05%, 06/01/41	2,685,000	2,867,487
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.90%, 02/15/24	2,641,000	2,662,319
5.10%, 02/15/45	2,586,000	2,654,537
6.45%, 09/01/40	3,980,000	4,814,237
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	523,000	556,995
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	130,000	135,200
6.50%, 08/15/21	289,000	315,371
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	499,000	520,207
PVR Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 6.50%, 05/15/21	238,000	254,660
8.38%, 06/01/20	190,000	213,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	$95,000	$99,988
5.88%, 03/01/22	218,000	227,810
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	109,000	118,538
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Global Notes, 8.00%, 10/01/19	1,000,000	1,225,135
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	56,000	60,340
6.88%, 02/01/21	542,000	589,425
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	185,000	208,356
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	221,000	231,497
6.13%, 10/15/21	95,000	99,750
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	244,000	255,590
Williams Partners L.P., Sr. Unsec. Global Notes, 4.30%, 03/04/24	3,205,000	3,202,036
5.40%, 03/04/44	2,665,000	2,700,889
		27,081,318

Other Diversified Financial Services–6.72%
Bank of America Corp., Sr. Unsec. Global Notes, 6.50%, 08/01/16	1,860,000	2,096,055
Sr. Unsec. Medium-Term Notes, 6.88%, 04/25/18	5,310,000	6,322,696
Unsec. Sub. Global Notes, 7.75%, 05/14/38	2,850,000	3,822,012
Citigroup Inc., Sr. Unsec. Global Notes, 8.50%, 05/22/19	2,315,000	2,980,744
Unsec. Sub. Global Notes, 3.50%, 05/15/23	4,270,000	4,049,578
4.05%, 07/30/22	2,515,000	2,553,202
5.50%, 09/13/25	7,200,000	7,766,789
Series A, Jr. Unsec. Sub. Global Notes, 5.95%(e)	2,785,000	2,764,112
Football Trust V, Sec. Pass Through Ctfs., 5.35%, 10/05/20(b)	1,350,000	1,477,409
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.75%, 03/07/17(b)	1,425,000	1,512,246
ING US Inc., Jr. Unsec. Gtd. Sub. Global Notes, 5.65%, 05/15/53	5,995,000	5,875,100
Sr. Unsec. Gtd. Global Notes, 2.90%, 02/15/18	8,315,000	8,606,461
Jefferies Finance LLC/JFIN Co-Issuer Corp., Sr. Unsec. Notes, 7.38%, 04/01/20(b)	350,000	371,000

	Principal Amount	Value
Other Diversified Financial Services–(continued)
JPMorgan Chase & Co., Jr. Unsec. Sub. Notes, 6.75%(e)	$2,035,000	$2,152,013
Series Q, Jr. Unsec. Sub. Global Notes, 5.15%(e)	1,255,000	1,189,113
Series R, Jr. Unsec. Sub. Global Notes, 6.00%(e)	5,560,000	5,573,900
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	295,000	314,175
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%, 12/15/24(b)	2,410,000	2,400,666
		61,827,271

Packaged Foods & Meats–0.47%
Bertin S.A./Bertin Finance Ltd. (Brazil), Sr. Unsec. Gtd. Bonds, 10.25%, 10/05/16(b)	200,000	226,000
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	384,000	398,400
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	210,000	225,225
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	135,000	143,269
Mondelez International Inc., Sr. Unsec. Global Notes, 2.25%, 02/01/19	2,654,000	2,658,252
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	273,000	297,570
Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	82,000	86,715
5.88%, 08/01/21(b)	82,000	84,870
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	207,000	215,021
		4,335,322

Paper Packaging–0.18%
Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	48,000	49,620
Rock-Tenn Co., Sr. Unsec. Gtd. Global Notes, 4.00%, 03/01/23	1,550,000	1,573,239
		1,622,859

Paper Products–0.11%
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	64,000	63,840
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	517,000	535,095
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	393,000	417,563
		1,016,498

Personal Products–0.71%
Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(b)	642,000	693,628
Avon Products Inc., Sr. Unsec. Global Notes, 5.00%, 03/15/23	3,530,000	3,547,398

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Corporate Bond Fund

	Principal Amount	Value
Personal Products–(continued)
Estee Lauder Cos. Inc. (The), Sr. Unsec. Global Notes, 3.70%, 08/15/42	$2,575,000	$2,249,312
		6,490,338

Pharmaceuticals–1.29%
AbbVie Inc., Sr. Unsec. Global Notes, 4.40%, 11/06/42	2,806,000	2,755,635
Bristol-Meyers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/97	2,432,000	3,289,528
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	62,000	64,651
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 4.00%, 11/15/23(b)	2,370,000	2,392,394
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	409,000	435,585
6.38%, 10/15/20(b)	500,000	548,750
6.75%, 08/15/21(b)	82,000	89,790
7.50%, 07/15/21(b)	170,000	194,225
Zoetis Inc., Sr. Unsec. Global Notes, 3.25%, 02/01/23	2,130,000	2,067,016
		11,837,574

Precious Metals & Minerals–0.54%
Cia Minera Ares SAC (Peru), Sr. Unsec. Gtd. Notes, 7.75%, 01/23/21(b)	4,800,000	4,942,551

Property & Casualty Insurance–1.69%
Allstate Corp. (The), Unsec. Sub. Global Notes, 5.75%, 08/15/53	3,315,000	3,464,175
CNA Financial Corp., Sr. Unsec. Notes, 7.35%, 11/15/19	6,330,000	7,879,387
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Notes, 4.25%, 06/15/23(b)	5,000	5,016
Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/37(b)	2,105,000	2,268,137
W.R. Berkley Corp., Sr. Unsec. Notes, 7.38%, 09/15/19	1,585,000	1,914,707
		15,531,422

Real Estate Services–0.02%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	155,000	166,625

Regional Banks–1.64%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	1,500,000	1,649,260
Fifth Third Bancorp, Sr. Unsec. Notes, 3.50%, 03/15/22	3,120,000	3,145,785
Unsec. Sub. Notes, 4.30%, 01/16/24	2,730,000	2,765,490
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	1,300,000	1,525,183
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 6.25%, 02/25/20(b)	3,630,000	4,241,515
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	250,000	279,740

	Principal Amount	Value
Regional Banks–(continued)
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	$350,000	$399,000
Unsec. Sub. Global Notes, 5.13%, 06/15/17	635,000	666,750
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(e)	405,000	371,587
		15,044,310

Reinsurance–0.30%
Reinsurance Group of America Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/23	2,665,000	2,801,081

Research & Consulting Services–0.74%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/22	2,000,000	2,075,000
6.75%, 10/01/20	285,000	311,363
Novant Health, Inc., Series 2009 A, Unsec. Bonds, 5.85%, 11/01/19	3,750,000	4,383,783
		6,770,146

Residential REIT’s–0.38%
Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/22	3,600,000	3,516,244

Retail REIT’s–0.62%
Realty Income Corp., Sr. Unsec. Notes, 2.00%, 01/31/18	3,965,000	3,950,697
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	1,500,000	1,794,365
		5,745,062

Security & Alarm Services–0.03%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	236,000	250,160

Semiconductor Equipment–0.17%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	670,000	713,550
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	787,000	838,155
		1,551,705

Semiconductors–0.12%
Advanced Mico Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(b)	25,000	25,250
Micron Technology Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	431,000	451,472
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	600,000	640,500
		1,117,222

Soft Drinks–0.38%
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/24	3,500,000	3,514,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Corporate Bond Fund

	Principal Amount	Value
Sovereign Debt–0.20%
Commonwealth of the Bahamas (Bahamas), Sr. Unsec. Notes, 5.75%, 01/16/24(b)	$1,880,000	$1,886,131

Specialized Finance–2.94%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	40,000	43,700
7.63%, 04/15/20	1,325,000	1,510,500
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	1,580,000	1,666,900
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	320,000	349,200
CME Group Inc., Sr. Unsec. Global Notes, 5.30%, 09/15/43	2,145,000	2,410,717
International Lease Finance Corp., Sr. Unsec. Global Notes, 4.88%, 04/01/15	2,070,000	2,148,919
5.88%, 04/01/19	3,965,000	4,378,847
5.88%, 08/15/22	315,000	338,822
Sr. Unsec. Notes, 8.25%, 12/15/20	1,280,000	1,570,800
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	295,000	314,912
Moody’s Corp., Sr. Unsec. Global Notes, 4.88%, 02/15/24	7,463,000	7,874,190
Sr. Unsec. Notes, 5.50%, 09/01/20	1,710,000	1,920,170
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Global Bonds, 10.38%, 11/01/18	1,870,000	2,550,311
		27,077,988

Specialized REIT’s–2.38%
American Tower Corp., Sr. Unsec. Global Notes, 3.50%, 01/31/23	2,300,000	2,180,876
4.63%, 04/01/15	2,415,000	2,514,307
Sr. Unsec. Notes, 4.50%, 01/15/18	2,455,000	2,682,393
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	3,965,000	4,667,057
HCP, Inc., Sr. Unsec. Global Notes, 4.25%, 11/15/23	2,095,000	2,151,659
Sr. Unsec. Notes, 3.75%, 02/01/16	1,100,000	1,159,600
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	205,000	222,938
RHP Hotel Properties L.P./RHP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/15/21	385,000	388,850
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	3,125,000	3,251,953
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 2.00%, 02/15/18	1,750,000	1,760,267
4.25%, 03/01/22	900,000	930,093
		21,909,993

	Principal Amount	Value
Specialty Chemicals–0.08%
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	$173,000	$180,785
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	50,000	50,000
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	147,000	157,290
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	380,000	385,700
		773,775

Specialty Stores–0.09%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	329,000	332,701
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	188,000	191,290
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	313,000	332,171
		856,162

Steel–1.36%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.35%, 06/01/19	2,000,000	2,546,841
Sr. Unsec. Global Notes, 5.00%, 02/25/17	900,000	967,558
5.75%, 08/05/20	57,000	61,128
6.00%, 03/01/21	555,000	601,802
6.13%, 06/01/18	760,000	840,152
6.75%, 02/25/22	95,000	106,107
7.25%, 03/01/41	905,000	931,174
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	295,000	324,500
6.38%, 08/15/22	798,000	879,795
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	472,000	502,680
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	170,000	181,900
Sr. Unsec. Notes, 7.38%, 04/01/20	130,000	142,350
Vale Overseas Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.63%, 09/15/20	655,000	685,801
Vale S.A. (Brazil), Sr. Unsec. Global Notes, 5.63%, 09/11/42	4,000,000	3,754,194
		12,525,982

Technology Distributors–0.01%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	50,000	53,250

Tires & Rubber–0.01%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	80,000	88,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Corporate Bond Fund

	Principal Amount	Value
Tobacco–0.94%
Altria Group, Inc., Sr. Unsec. Gtd. Global Notes,
4.75%, 05/05/21	$3,905,000	$4,268,422
9.70%, 11/10/18	818,000	1,090,476
Philip Morris International Inc., Sr. Unsec. Global Notes,
3.60%, 11/15/23	496,000	495,518
4.88%, 11/15/43	2,730,000	2,805,043
		8,659,459

Trading Companies & Distributors–0.04%
Fly Leasing Ltd. (Ireland), Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	221,000	228,735
United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	25,000	26,875
Sr. Unsec. Global Notes, 8.25%, 02/01/21	135,000	152,887
		408,497

Trucking–0.03%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 7.38%, 01/15/21	238,000	263,585

Wireless Telecommunication Services–2.08%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/42	1,955,000	1,717,233
Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/40	2,320,000	2,593,716
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes, 4.88%, 08/15/20(b)	5,750,000	6,190,945
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	400,000	401,000
7.00%, 02/15/20(b)	200,000	208,000
eAccess Ltd. (Japan), Sr. Unsec. Gtd. Notes, 8.25%, 04/01/18(b)	225,000	244,125
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20	485,000	523,194
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/43	1,565,000	1,465,834
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19	245,000	257,862
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19	380,000	420,850
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22	777,000	800,310
11.50%, 11/15/21	80,000	107,200
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)	285,000	329,175
9.00%, 11/15/18(b)	215,000	263,375
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)	122,000	135,420

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21	$1,250,000	$1,337,500
6.63%, 04/01/23	250,000	267,812
Sr. Unsec. Gtd. Notes, 6.54%, 04/28/20	73,000	79,205
6.63%, 04/28/21	264,000	287,430
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Russia), REGS, Sr. Unsec. Euro Loan Participation Notes, 7.75%, 02/02/21(b)	400,000	430,500
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	830,000	886,025
Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)	200,000	210,125
		19,156,836
Total U.S. Dollar Denominated Bonds and Notes (Cost $755,169,982)		804,263,569

U.S. Treasury Securities–5.69%
U.S. Treasury Bills–0.17%
0.08%, 05/01/14(g)(h)	500,000	499,975
0.09%, 05/01/14(g)(h)	125,000	124,994
0.11%, 05/01/14(g)(h)	925,000	924,955
		1,549,924

U.S. Treasury Notes–3.49%
1.50%, 01/31/19	25,432,000	25,446,925
2.75%, 02/15/24	6,559,000	6,613,725
		32,060,650

U.S. Treasury Bonds–2.03%
3.75%, 11/15/43	18,155,000	18,703,862
Total U.S. Treasury Securities (Cost $51,925,118)		52,314,436

	Shares
Preferred Stocks–3.90%
Asset Management & Custody Banks–0.36%
State Street Corp., Series D, 5.90% Pfd.	129,000	3,276,600

Consumer Finance–0.00%
Ally Financial Inc., Series G, 7.00% Pfd.(b)	36	35,670

Diversified Banks–1.09%
CoBank ACB, Series F, 6.25% Pfd.(b)	55,000	5,541,250
Royal Bank of Scotland Group PLC (The), (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.	13,371	334,275
Wells Fargo & Co., 5.85% Pfd.	167,000	4,139,930
		10,015,455

Investment Banking & Brokerage–1.62%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	122,000	2,890,180
Morgan Stanley, 6.88% Pfd.	190,000	4,917,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Corporate Bond Fund

	Shares		Value
Investment Banking & Brokerage–(continued)
Morgan Stanley, Series E, 7.13% Pfd.		265,000	$7,102,398
			14,909,778

Multi-Line Insurance–0.06%
Hartford Financial Services Group Inc. (The), 7.88%, Jr. Sub. Pfd.		18,470	545,789

Office REIT’s–0.01%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		2,960	72,786

Other Diversified Financial Services–0.31%
Citigroup Inc., Series K, 6.88% Pfd.		110,000	2,862,365

Regional Banks–0.27%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		95,000	2,479,500

Reinsurance–0.16%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.		56,000	1,447,040

Tires & Rubber–0.02%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		2,311	171,615
Total Preferred Stocks (Cost $34,786,595)			35,816,598

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.61%(i)
Apparel, Accessories & Luxury Goods–0.01%
Takko Luxembourg 2 S.C.A., (Germany), Sr. Sec. Gtd. Notes, 9.88%, 04/15/19(b)	EUR	100,000	126,642

Auto Parts & Equipment–0.05%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	330,000	463,907

Cable & Satellite–0.02%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	100,000	150,460

Casinos & Gaming–0.07%
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	200,000	360,426
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	350,000	336,265
			696,691

Construction Materials–0.02%
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	100,000	154,842

Food Distributors–0.08%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	400,000	719,198

	Principal Amount		Value
Hotels, Resorts & Cruise Lines–0.06%
Thomas Cook Finance PLC (United Kindgom), Sr. Unsec. Gtd. Notes, 7.75%, 06/15/20(b)	EUR	140,000	$212,608
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	170,000	313,914
			526,522

Independent Power Producers & Energy Traders–0.02%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	100,000	181,265

Metal & Glass Containers–0.02%
Greif Nevada Holdings Inc. SCS, (United States), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	100,000	162,530

Multi-Sector Holdings–0.04%
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	125,000	216,638
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	100,000	173,311
			389,949

Other Diversified Financial Services–0.15%
AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(b)	EUR	100,000	145,967
REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(b)	EUR	200,000	291,933
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	210,000	404,392
GCS Holdco Finance I S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 11/15/18(b)	EUR	106,000	156,554
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	200,000	381,786
			1,380,632

Research & Consulting Services–0.02%
La Financiere Atalian S.A. (France), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/15/20(b)	EUR	110,000	163,220

Specialized Finance–0.04%
HSS Financing PLC (United Kingdom), Sr. Sec. Gtd. Notes, 6.75%, 08/01/19(b)	GBP	100,000	171,218
REGS, Sr. Sec. Gtd. Euro Notes, 6.75%, 08/01/19(b)	GBP	113,000	193,476
			364,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Corporate Bond Fund

	Principal Amount		Value
Wireless Telecommunication Services–0.01%
Mobile Challenger Intermediate Group S.A. (Switzerland), Sr. Sec. PIK Notes, 8.75%, 03/15/19(b)	EUR	100,000	$143,551
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,205,591)			5,624,103

Municipal Obligations–0.54%
Florida Development Finance Corp. (Palm Bay Academy Inc.); Series 2006 B, Taxable RB, 7.50%, 05/15/17(f)		$485,000	310,405
Series 2007 B, Taxable RB, 9.00%, 05/15/18(f)		535,000	342,405
Florida Hurricane Catastrophe Fund Finance Corp. Series 2013 A, RB, 3.00%, 07/01/20		2,525,000	2,509,067
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/57		1,485,000	1,675,243
Milwaukee (City of), Wisconsin Redevelopment Authority (Academy of Learning and Leadership, Inc.); Series 2007 B, Taxable Redevelopment Education RB, 7.56%, 08/01/16(f)		330,000	98,878
Series 2007 C, Taxable Redevelopment Education RB, 7.56%(f)*		220,000	65,919
Total Municipal Obligations (Cost $5,582,014)			5,001,917

Asset-Backed Securities–0.22%
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(c)		467,476	476,534

	Principal Amount	Value
Wells Fargo Mortgage Backed Securities Trust, Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.61%, 12/25/34(c)	$1,522,079	$1,561,006
Total Asset-Backed Securities (Cost $1,784,629)		2,037,540

	Shares

Common Stocks & Other Equity Interests–0.03%
Broadcasting–0.00%
Adelphia Communications Corp.(j)	8,850	6,903
Adelphia Recovery Trust–Series ACC-1(j)	859,558	6,877
		13,780

Integrated Telecommunication Services–0.02%
Largo Ltd.–Class A (Luxembourg)(k)	13,363	16,729
Largo Ltd.–Class B (Luxembourg)(k)	120,270	150,570
		167,299

Paper Products–0.01%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $184,688)(b)(l)	860	71,380
Total Common Stocks & Other Equity Interests (Cost $912,796)		252,459

Money Market Funds–0.95%
Liquid Assets Portfolio–Institutional Class(m)	4,373,368	4,373,368
Premier Portfolio–Institutional Class(m)	4,373,368	4,373,368
Total Money Market Funds (Cost $8,746,736)		8,746,736
TOTAL INVESTMENTS–99.42% (Cost $864,113,461)		914,057,358
OTHER ASSETS LESS LIABILITIES–0.58%		5,370,187
NET ASSETS–100.00%		$919,427,545

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro

GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
PIK	– Payment in Kind

RB	– Revenue Bonds
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior

Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $229,108,034, which represented 24.92% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Perpetual bond with no specified maturity date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2014 was $817,607, which represented less than 1% of the Fund’s Net Assets.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	Foreign denominated security. Principal amount is denominated in currency indicated.
(j)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(k)	Non-income producing security.
(l)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(m)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Matured security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Corporate Bond Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $855,366,725)	$905,310,622
Investments in affiliated money market funds, at value and cost	8,746,736
Total investments, at value (Cost $864,113,461)	914,057,358
Cash	49,291
Foreign currencies, at value (Cost $179,269)	181,103
Receivable for:
Investments sold	45,150,483
Variation margin	98,984
Fund shares sold	1,582,347
Dividends and interest	11,067,722
Premiums paid on swap agreements	562,876
Investment for trustee deferred compensation and retirement plans	228,817
Other assets	26,280
Total assets	973,005,261

Liabilities:
Payable for:
Investments purchased	49,610,014
Fund shares reacquired	1,703,387
Dividends	466,950
Forward foreign currency contracts outstanding	87,173
Swap income payable	21,201
Accrued fees to affiliates	552,072
Accrued trustees’ and officers’ fees and benefits	4,634
Accrued other operating expenses	149,550
Trustee deferred compensation and retirement plans	261,935
Unrealized depreciation on swap agreements	720,800
Total liabilities	53,577,716
Net assets applicable to shares outstanding	$919,427,545

Net assets consist of:
Shares of beneficial interest	$935,985,148
Undistributed net investment income	741,246
Undistributed net realized gain (loss)	(66,229,526)
Net unrealized appreciation	48,930,677
$919,427,545

Net Assets:
Class A	$789,268,463
Class B	$37,234,963
Class C	$58,355,409
Class R	$4,024,089
Class Y	$8,291,237
Class R5	$1,861,610
Class R6	$20,391,774

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	109,468,178
Class B	5,156,133
Class C	8,092,303
Class R	557,753
Class Y	1,147,449
Class R5	257,852
Class R6	2,825,297
Class A:
Net asset value per share	$7.21
Maximum offering price per share
(Net asset value of $7.21 ÷ 95.75%)	$7.53
Class B:
Net asset value and offering price per share	$7.22
Class C:
Net asset value and offering price per share	$7.21
Class R:
Net asset value and offering price per share	$7.21
Class Y:
Net asset value and offering price per share	$7.23
Class R5:
Net asset value and offering price per share	$7.22
Class R6:
Net asset value and offering price per share	$7.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Corporate Bond Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$45,370,942
Dividends	1,375,078
Dividends from affiliated money market funds	1,748
Total investment income	46,747,768

Expenses:
Advisory fees	3,669,231
Administrative services fees	248,121
Custodian fees	153,128
Distribution fees:
Class A	2,018,813
Class B	113,810
Class C	620,967
Class R	21,879
Transfer agent fees — A, B, C, R and Y	1,701,740
Transfer agent fees — R5	149
Transfer agent fees — R6	657
Trustees’ and officers’ fees and benefits	71,148
Other	446,137
Total expenses	9,065,780
Less: Fees waived and expense offset arrangement(s)	(6,714)
Net expenses	9,059,066
Net investment income	37,688,702

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	15,846,742
Foreign currencies	(1,881)
Forward foreign currency contracts	(120,532)
Futures contracts	1,868,289
Swap agreements	(269,500)
17,323,118
Change in net unrealized appreciation (depreciation) of:
Investment securities	(28,218,398)
Foreign currencies	13,376
Forward foreign currency contracts	(167,763)
Futures contracts	(179,745)
Swap agreements	9,229
(28,543,301)
Net realized and unrealized gain (loss)	(11,220,183)
Net increase in net assets resulting from operations	$26,468,519

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$37,688,702	$37,612,770
Net realized gain	17,323,118	23,240,655
Change in net unrealized appreciation (depreciation)	(28,543,301)	12,078,771
Net increase in net assets resulting from operations	26,468,519	72,932,196

Distributions to shareholders from net investment income:
Class A	(31,612,609)	(34,850,513)
Class B	(1,777,241)	(2,494,566)
Class C	(1,805,422)	(2,195,374)
Class R	(160,352)	(180,220)
Class Y	(442,176)	(330,591)
Class R5	(87,197)	(502,694)
Class R6	(617,617)	(183,258)
Total distributions from net investment income	(36,502,614)	(40,737,216)

Share transactions–net:
Class A	(84,722,382)	44,600,358
Class B	(18,816,383)	(13,398,275)
Class C	(10,590,094)	4,504,239
Class R	(744,218)	153,601
Class Y	(664,203)	2,363,346
Class R5	(4,615,386)	(8,161,903)
Class R6	9,996,553	10,280,428
Net increase (decrease) in net assets resulting from share transactions	(110,156,113)	40,341,794
Net increase (decrease) in net assets	(120,190,208)	72,536,774

Net assets:
Beginning of year	1,039,617,753	967,080,979
End of year (includes undistributed net investment income of $741,246 and $(2,815,196), respectively)	$919,427,545	$1,039,617,753

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

27                         Invesco Corporate Bond Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

28                         Invesco Corporate Bond Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only

29                         Invesco Corporate Bond Fund

in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

M.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

30                         Invesco Corporate Bond Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.42%
Next $750 million	0.35%
Over $1.25 billion	0.22%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $3,550.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares and Class R shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets and 0.50% of Class R average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $163,955 in front-end sales commissions from the sale of Class A shares and $4,468, $40,677 and $6,588 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

31                         Invesco Corporate Bond Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$25,745,051	$19,070,742	$—	$44,815,793
U.S. Treasury Securities	—	52,314,436	—	52,314,436
Corporate Debt Securities	—	802,377,438	0	802,377,438
Asset-Backed Securities	—	2,037,540	—	2,037,540
Municipal Obligations	—	5,001,917	—	5,001,917
Foreign Debt Securities	—	5,624,103	—	5,624,103
Foreign Sovereign Debt Securities	—	1,886,131	—	1,886,131
	25,745,051	888,312,307	0	914,057,358
Forward Foreign Currency Contracts*	—	(87,173)	—	(87,173)
Futures*	(209,087)	—	—	(209,087)
Swap Agreements*	—	(720,800)	—	(720,800)
Total Investments	$25,535,964	$887,504,334	$0	$913,040,298

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(720,800)
Currency risk:
Forward foreign currency contracts(a)	9,015	(96,188)
Interest rate risk:
Futures contracts(b)	147,171	(356,258)
Total	$156,186	$(1,173,246)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements and Forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$(269,500)
Currency risk	—	(120,532)	—
Interest rate risk	1,868,289	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	$—	$—	$9,229
Currency risk	—	(167,763)	—
Interest rate risk	(179,745)	—	—
Total	$1,688,544	$(288,295)	$(260,271)

*	The average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period was $180,304,239, $4,407,944 and $10,750,000, respectively.

32                         Invesco Corporate Bond Fund

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5 Year Treasury Notes	Long	558	June-2014	$66,881,531	$147,171
U.S. Ultra Bond	Short	100	June-2014	(14,359,375)	(165,683)
U.S. 10 Year Treasury Notes	Short	780	June-2014	(97,134,375)	(190,575)
Total Interest Rate Risk					$(209,087)

Open Forward Foreign Currency Contracts at Period-End
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
04/29/14	RBC Capital Markets Corp.	CAD	400,000	USD	357,552	$360,720	$(3,168)
03/06/14	Citigroup Global Markets Inc.	EUR	1,497,852	USD	2,044,604	2,067,492	(22,888)
03/06/14	Citigroup Global Markets Inc.	EUR	100,000	USD	136,783	138,030	(1,247)
03/06/14	Citigroup Global Markets Inc.	EUR	117,156	USD	160,250	161,711	(1,461)
03/06/14	Citigroup Global Markets Inc.	EUR	117,013	USD	160,053	161,513	(1,460)
03/06/14	RBC Capital Markets Corp.	GBP	1,160,267	USD	1,895,239	1,942,791	(47,552)
03/06/14	RBC Capital Markets Corp.	GBP	103,875	USD	170,542	173,932	(3,390)
04/14/14	Citigroup Global Markets Inc.	GBP	189,058	USD	310,553	316,478	(5,925)
04/14/14	Citigroup Global Markets Inc.	GBP	100,000	USD	164,902	167,397	(2,495)
04/14/14	Citigroup Global Markets Inc.	GBP	120,000	USD	195,854	200,876	(5,022)
04/14/14	Citigroup Global Markets Inc.	GBP	195,000	USD	324,844	326,424	(1,580)
03/06/14	Citigroup Global Markets Inc.	USD	71,838	EUR	52,045	70,713	1,125
03/06/14	Citigroup Global Markets Inc.	USD	129,464	EUR	93,794	127,436	2,028
03/06/14	Citigroup Global Markets Inc.	USD	238,829	EUR	173,027	235,605	3,224
03/06/14	Citigroup Global Markets Inc.	USD	226,982	EUR	164,444	224,344	2,638
Total open forward foreign currency contracts							$(87,173)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Credit Default Swap Agreements at Period-End
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.55%	$(10,750,000)	$562,876	$(720,800)

(a)	Implied credit spreads represent the current level as of February 28, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

33                         Invesco Corporate Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.(b)	$147,171	$(147,171)	$—	$—	$—	$—
Citigroup Global Markets Inc.(c)	9,015	(9,015)	—	—	—	—
Bank of America Securities LLC	562,876	(562,876)	—	—	—	—
Total	$719,062	$(719,062)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Goldman Sachs & Co.(b)	$356,258	$(147,171)	$209,087	$(209,087)	$—	$—
RBC Capital Markets Corp.(c)	54,110	—	54,110	—	—	54,110
Citigroup Global Markets Inc.(d)	42,078	(9,015)	33,063	—	—	33,063
Bank of America Securities LLC(d)	742,001	(562,876)	179,125	—	—	179,125
Total	$1,194,447	$(719,062)	$475,385	$(209,087)	$—	$266,298

(a)	Includes cumulative appreciation (depreciation) of futures contracts.
(b)	Futures contract counterparty.
(c)	Forward foreign contracts counterparty.
(d)	Swap agreements counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,164.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

34                         Invesco Corporate Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$36,502,614	$40,737,216

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$2,209,536
Net unrealized appreciation — investments	48,562,479
Net unrealized appreciation (depreciation) — other investments	(716,965)
Temporary book/tax differences	(386,503)
Post-October deferrals	(469,119)
Capital loss carryforward	(65,757,031)
Shares of beneficial interest	935,985,148
Total net assets	$919,427,545

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, defaulted bonds and book to tax and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $15,178,969 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$65,757,031	$—	$65,757,031

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,066,716,079 and $1,190,285,386, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $711,659,519 and $701,877,298, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$55,826,196
Aggregate unrealized (depreciation) of investment securities	(7,263,717)
Net unrealized appreciation of investment securities	$48,562,479

Cost of investments for tax purposes is $865,494,879.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2014, undistributed net investment income was increased by $2,370,354, undistributed net realized gain was decreased by $1,498,660 and shares of beneficial interest was decreased by $871,694. This reclassification had no effect on the net assets of the Fund.

35                         Invesco Corporate Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	16,094,779	$114,304,635	22,844,515	$164,112,344
Class B	228,709	1,636,765	964,062	6,927,628
Class C	1,532,567	10,910,515	2,361,971	16,907,649
Class R	192,065	1,341,875	183,065	1,317,663
Class Y	1,355,059	9,738,406	722,765	5,215,354
Class R5	4,495	31,761	114,815	820,075
Class R6(b)	1,387,126	9,853,004	1,430,099	10,360,720

Issued as reinvestment of dividends:
Class A	3,720,324	26,333,350	4,057,281	29,147,293
Class B	218,512	1,549,867	304,429	2,185,406
Class C	212,695	1,504,377	251,384	1,799,513
Class R	22,471	159,216	24,860	178,674
Class Y	43,153	307,068	35,181	253,641
Class R5	12,139	86,247	66,314	474,310
Class R6	87,216	617,617	25,162	183,258

Automatic conversion of Class B shares to Class A shares:
Class A	1,420,027	10,095,979	1,468,261	10,528,583
Class B	(1,417,345)	(10,095,979)	(1,466,760)	(10,528,583)

Reacquired:
Class A	(33,379,262)	(235,456,346)	(22,180,233)	(159,187,862)
Class B	(1,682,697)	(11,907,036)	(1,675,067)	(11,982,726)
Class C	(3,261,265)	(23,004,986)	(1,984,929)	(14,202,923)
Class R	(314,434)	(2,245,309)	(186,770)	(1,342,736)
Class Y	(1,509,943)	(10,709,677)	(431,266)	(3,105,649)
Class R5	(652,973)	(4,733,394)	(1,307,865)	(9,456,288)
Class R6	(68,006)	(474,068)	(36,300)	(263,550)
Net increase (decrease) in share activity	(15,754,588)	$(110,156,113)	5,584,974	$40,341,794

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

36                         Invesco Corporate Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(b)
Class A
Year ended 02/28/14	$7.26	$0.28	$(0.05)	$0.23	$(0.28)	$7.21	3.26	%(c)	$789,268	0.92	%(d)	0.92	%(d)	4.01	%(d)	188%
Year ended 02/28/13	7.03	0.27	0.25	0.52	(0.29)	7.26	7.58	(c)	882,544	0.89		0.89		3.77		68
Year ended 02/29/12	6.78	0.30	0.25	0.55	(0.30)	7.03	8.32	(c)	810,883	0.92		0.92		4.42		69
Six months ended 02/28/11	6.87	0.16	(0.09)	0.07	(0.16)	6.78	1.03	(c)	549,964	0.90	(e)	0.90	(e)	4.62	(e)	49
Year ended 08/31/10	6.37	0.33	0.52	0.85	(0.35)	6.87	13.65	(c)	604,148	0.88		0.88		4.98		74
Year ended 08/31/09	6.15	0.31	0.25	0.56	(0.34)	6.37	9.94	(f)	623,660	0.95		0.95		5.38		78
Class B
Year ended 02/28/14	7.27	0.28	(0.05)	0.23	(0.28)	7.22	3.27	(c)(g)	37,235	0.92	(d)(g)	0.92	(d)(g)	4.01	(d)(g)	188
Year ended 02/28/13	7.03	0.27	0.26	0.53	(0.29)	7.27	7.59	(c)(g)	56,765	0.89	(g)	0.89	(g)	3.77	(g)	68
Year ended 02/29/12	6.77	0.31	0.25	0.56	(0.30)	7.03	8.41	(c)(g)	68,052	0.84	(g)	0.84	(g)	4.50	(g)	69
Six months ended 02/28/11	6.86	0.15	(0.09)	0.06	(0.15)	6.77	0.85	(c)(g)	65,022	1.15	(e)(g)	1.15	(e)(g)	4.37	(e)(g)	49
Year ended 08/31/10	6.35	0.30	0.52	0.82	(0.31)	6.86	13.22	(c)(g)	74,702	1.22	(g)	1.22	(g)	4.63	(g)	74
Year ended 08/31/09	6.14	0.28	0.25	0.53	(0.32)	6.35	9.36	(h)(i)	75,378	1.42	(i)	1.42	(i)	4.90	(i)	78
Class C
Year ended 02/28/14	7.24	0.23	(0.05)	0.18	(0.21)	7.21	2.52	(c)	58,355	1.67	(d)	1.67	(d)	3.26	(d)	188
Year ended 02/28/13	7.00	0.22	0.26	0.48	(0.24)	7.24	6.88	(c)	69,568	1.62		1.64		3.04		68
Year ended 02/29/12	6.77	0.25	0.24	0.49	(0.26)	7.00	7.41	(c)(g)	62,895	1.63	(g)	1.63	(g)	3.71	(g)	69
Six months ended 02/28/11	6.86	0.14	(0.09)	0.05	(0.14)	6.77	0.80	(c)(g)	41,133	1.34	(e)(g)	1.34	(e)(g)	4.18	(e)(g)	49
Year ended 08/31/10	6.36	0.28	0.52	0.80	(0.30)	6.86	12.85	(c)(g)	46,904	1.58	(g)	1.58	(g)	4.27	(g)	74
Year ended 08/31/09	6.14	0.26	0.26	0.52	(0.30)	6.36	9.19	(i)(j)	41,446	1.70	(i)	1.70	(i)	4.61	(i)	78
Class R
Year ended 02/28/14	7.26	0.27	(0.06)	0.21	(0.26)	7.21	3.01	(c)	4,024	1.17	(d)	1.17	(d)	3.76	(d)	188
Year ended 02/28/13	7.03	0.25	0.26	0.51	(0.28)	7.26	7.31	(c)	4,776	1.14		1.14		3.52		68
Year ended 02/29/12(k)	6.88	0.21	0.15	0.36	(0.21)	7.03	5.33	(c)	4,475	1.19	(e)	1.19	(e)	4.15	(e)	69
Class Y(l)
Year ended 02/28/14	7.27	0.30	(0.04)	0.26	(0.30)	7.23	3.67	(c)	8,291	0.67	(d)	0.67	(d)	4.26	(d)	188
Year ended 02/28/13	7.04	0.29	0.25	0.54	(0.31)	7.27	7.84	(c)	9,160	0.64		0.64		4.02		68
Year ended 02/29/12	6.79	0.32	0.25	0.57	(0.32)	7.04	8.58	(c)	6,566	0.67		0.67		4.67		69
Six months ended 02/28/11	6.88	0.16	(0.08)	0.08	(0.17)	6.79	1.15	(c)	4,152	0.65	(e)	0.65	(e)	4.87	(e)	49
Year ended 08/31/10	6.37	0.36	0.51	0.87	(0.36)	6.88	14.09	(c)	2,004	0.63		0.63		5.41		74
Year ended 08/31/09	6.16	0.32	0.25	0.57	(0.36)	6.37	10.06	(m)	64,750	0.70		0.70		5.61		78
Class R5
Year ended 02/28/14	7.27	0.32	(0.06)	0.26	(0.31)	7.22	3.71	(c)	1,862	0.49	(d)	0.49	(d)	4.44	(d)	188
Year ended 02/28/13	7.03	0.30	0.26	0.56	(0.32)	7.27	8.18	(c)	6,497	0.47		0.47		4.19		68
Year ended 02/29/12	6.78	0.32	0.26	0.58	(0.33)	7.03	8.73	(c)	14,209	0.47		0.47		4.87		69
Six months ended 02/28/11	6.87	0.17	(0.09)	0.08	(0.17)	6.78	1.21	(c)	11	0.47	(e)	0.47	(e)	5.05	(e)	49
Year ended 08/31/10(k)	6.54	0.07	0.35	0.42	(0.09)	6.87	6.47	(c)	63,495	0.52	(e)	0.52	(e)	4.30	(e)	74
Class R6
Year ended 02/28/14	7.26	0.31	(0.04)	0.27	(0.31)	7.22	3.85	(c)	20,392	0.49	(d)	0.49	(d)	4.44	(d)	188
Year ended 02/28/13(k)	7.24	0.13	0.03	0.16	(0.14)	7.26	2.20	(c)	10,308	0.47	(e)	0.47	(e)	4.19	(e)	68

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes securities purchased of $295,372,294 and sold of $71,955,424 in effort to realign the Fund’s portfolio after the reorganization of Invesco Income Fund into the Fund.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $809,468, $45,524, $62,097, $4,376, $10,713, $2,020 and $14,154 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25% for Class B shares for the years ended February 28, 2014 and February 28, 2013, 0.17% for Class B shares and 0.96% for Class C shares for the year ended February 29, 2012, 0.50% for Class B shares and 0.69% for Class C shares for the six months ended February 28, 2011 and 0.59% for Class B shares and 0.95% for Class C shares for the year ended August 31, 2010.
(h)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(i)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(j)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(k)	Commencement date of June 6, 2011, June 1, 2010 and September 24, 2012 for Class R shares, Class R5 shares and Class R6 shares, respectively.
(l)	On June 1, 2010, the Class I shares of Invesco Van Kampen Corporate Bond Fund were reorganized into Class Y shares.
(m)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption on Fund shares.

37                         Invesco Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Corporate Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Corporate Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, the six month period ended February 28, 2011 and the year ended August 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the period ended August 31, 2009 were audited by another independent registered public accounting firm whose report dated October 26, 2009 expressed an unqualified opinion on such financial statement.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

38                         Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,070.30	$4.88	$1,020.08	$4.76	0.95%
B	1,000.00	1,068.80	4.87	1,020.08	4.76	0.95
C	1,000.00	1,065.10	8.70	1,016.36	8.50	1.70
R	1,000.00	1,069.00	6.16	1,018.84	6.01	1.20
Y	1,000.00	1,071.50	3.60	1,021.32	3.51	0.70
R5	1,000.00	1,072.50	2.67	1,022.22	2.61	0.52
R6	1,000.00	1,072.50	2.67	1,022.22	2.61	0.52

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39                         Invesco Corporate Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	3.55%
Corporate Dividends Received Deduction*	3.48%
U.S. Treasury Obligations*	1.68%
Tax-Exempt Interest Dividends*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                         Invesco Corporate Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Corporate Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Corporate Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	VK-CBD-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Global Real Estate Fund

Nasdaq:
A: AGREX ■ B: BGREX ■ C: CGREX ■ R: RGREX ■ Y: ARGYX ■ R5: IGREX ■ R6: FGREX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Global Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Global Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, global real estate equities generally produced gains, but lagged both US and global broad market equities. As interest rates rose on 10-year US Treasury bonds beginning in May 2013, real estate investment trusts (REITs) and global real estate equities came under pressure despite an improved fundamental backdrop. In most markets across the globe, supply of new real estate remained limited and absolute vacancy levels remained well below previous high points. Combined with generally improving economic conditions, this created tight rental markets in many areas around the globe. Invesco Global Real Estate Fund underperformed its style-specific benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index, primarily as a result of market allocation in Australia, the Netherlands and China. Additionally, a minor allocation to ancillary cash also detracted from the Fund’s relative performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.39%
Class B Shares	2.61
Class C Shares	2.61
Class R Shares	3.13
Class Y Shares	3.66
Class R5 Shares	3.99
Class R6 Shares	4.03
MSCI World Index‚ (Broad Market Index)	21.68
FTSE EPRA/NAREIT Developed Real Estate Index■ (Style-Specific Index)	4.35
Lipper Global Real Estate Funds Classification Average¿ (Peer Group)	3.80

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Invesco, Bloomberg L.P.;

¿Lipper Inc.

How we invest

The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of real estate and real estate-related issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

    The Fund holds primarily REITs and other property-related securities from the US and abroad whose value is driven by tangible assets. Our goal is to create a globally diversified Fund focused on total return that will perform at or above index levels with comparable levels of risk. Our investment strategy focuses on identifying US and non-US property types we believe may benefit from long-term sector trends. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams with the ability to effectively manage capital structure decisions and execute their stated strategic plan.

■	Attractive valuations relative to peer investment alternatives.

    We attempt to manage risk by diversifying property types and geographic locations as well as by considering the relative liquidity of each security and limiting the size of any one holding.

    We consider selling a holding when:

■	Relative valuation falls below desired levels.
■	Risk-return relationships change significantly.
■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

Many aspects of the fiscal year were positive from an economic and fundamental real estate perspective. The global economy had another year of recovery, having maintained its overall modest growth path across most regions of the world. The much-anticipated beginning of a withdrawal of stimulus by the then-US Federal Reserve was announced during the fourth quarter of 2013, reflecting the sustained positive economic data from the US. In Europe, further stimulus was added, with interest rates lowered by the European Central Bank in response to persistent weak inflation data. Japanese investor confidence continued to grow as further stimulus was added to the economy. However, the remainder of Asia evidenced more modest data related to economic growth prospects as it struggled to balance the impact of an improving US economy with local policy priorities. Additionally, emerging market currencies struggled beginning in May 2013 as tapering came to be expected in the US.

Portfolio Composition
By country
United States	48.0%
Japan	13.1
Hong Kong	7.4
United Kingdom	6.8
Australia	6.5
Canada	3.8
Singapore	3.6
France	3.5
Germany	2.4
Countries each less than 2.0% of portfolio	3.2
Money Market Funds
Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*

1. Simon Property Group, Inc.	5.7%
2. Mitsui Fudosan Co., Ltd.	3.6
3. AvalonBay Communities, Inc.	3.4
4. Prologis, Inc.	3.3
5. Land Securities Group PLC	2.8
6. Health Care REIT, Inc.	2.7
7. Unibail-Rodamco S.E.	2.6
8. SL Green Realty Corp.	2.6
9. Boston Properties, Inc.	2.5
10. DDR Corp.	2.5

Total Net Assets	$1.5 billion

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Global Real Estate Fund

    In most developed markets, bond yields rose and equity markets posted gains for the fiscal year. Listed real estate performance was mixed. Europe and Japan were areas of strong performance. However, poor performance was evident in the more income-oriented REIT sectors in the US. Additionally, Hong Kong and Singapore real estate companies, which tend to be sensitive to US interest rate prospects, also lagged. Although real estate equities responded negatively to increasing interest rates, improvements were seen in rents and occupancy rates, leading to high demand for high quality real estate investments. Additionally, the market evidenced a modestly increased appetite for development risk and lower quality real estate investments.

    The Fund underperformed its style-specific benchmark for the fiscal year ended February 28, 2014. Relative Fund performance was hindered by overweight exposure to weak real estate securities markets in Australia and China and underweight exposure to a strong market in the Netherlands. A minor allocation to cash also hurt relative Fund performance. Relative contributors included security selection in Japan, the US, Germany and Canada. Additionally, the Fund benefited from overweight exposure to strong real estate securities markets in Japan and Germany, as well as underweight exposure to a weak market in Canada.

    Relative to the Fund’s style-specific benchmark, contributors during the fiscal year included overweight positions in Great Portland Estates and SL Green Realty. Great Portland Estates is focused on well-located office and retail properties in central London and has a substantial development pipeline. SL Green Realty, the largest office landlord in New York, has benefited from continued strength and a positive outlook for underlying Manhattan office fundamentals. An underweight position in HCP, a US health care REIT which experienced negative performance during the fiscal year, also contributed to Fund performance relative to the style-specific benchmark. HCP was sold during the fiscal year.

    Top detractors relative to the style-specific benchmark were US REITs Vornado Realty Trust and Health Care REIT. Diversified REIT Vornado Realty Trust experienced fundamental weakness in its core Washington, DC market and was sold during the year. Health Care REIT, which focuses on senior housing and medical office buildings, had an above-average dividend yield and above-average growth prospects relative to health care peers based on a combination of accretive acquisitions and results from its senior housing platform. The Fund held an overweight position in Health Care REIT relative to the style-specific benchmark at the close of the fiscal year.

    At the close of the reporting period, and relative to the Fund’s style-specific benchmark, we were modestly overweight in Germany, the UK, China, Sweden, Japan, Finland, Norway and Austria. Conversely, we were underweight in the Netherlands, France, the US and Canada. Additionally, the Fund lacked exposure to Switzerland, Belgium, Israel, Italy and New Zealand, countries where we expected relatively weaker fundamental performance from real estate.

    While we expect continued reappraisal of risk and return requirements for all investment classes, real estate securities valuations appeared fair by longer-term standards, given a relatively attractive yield and solid, fundamentally-driven earnings growth prospects. With generally healthy balance sheets and access to multiple sources of investment capital, most listed real estate companies are now focused on generating growth, opening up opportunities to undertake modest new developments. During the reporting period, we maintained our bias toward companies with higher-quality assets, supply-constrained markets, generally lower-leveraged balance sheets and, as we expect interest rates may continue to rise modestly, companies with above-average earnings growth prospects.

    We thank you for your continued investment in Invesco Global Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco Global Real Estate Fund. He joined Invesco in 1990.
Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

James Cowen Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2001. Mr. Cowen earned a Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco Global Real Estate Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Real Estate Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                Invesco Global Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund data from 4/29/05; index data from 4/30/05

1	Source(s): Invesco, MSCI via FactSet Research Systems Inc.
2	Source(s): Invesco, Bloomberg L.P.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Global Real Estate Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	5.21%
5 Years	20.09
1 Year	–2.32

Class B Shares
Inception (4/29/05)	5.17%
5 Years	20.35
1 Year	–2.39

Class C Shares
Inception (4/29/05)	5.10%
5 Years	20.51
1 Year	1.61

Class R Shares
Inception (4/29/05)	5.62%
5 Years	21.13
1 Year	3.13

Class Y Shares
Inception	6.05%
5 Years	21.73
1 Year	3.66

Class R5 Shares
Inception (4/29/05)	6.40%
5 Years	22.13
1 Year	3.99

Class R6 Shares
Inception	5.99%
5 Years	21.66
1 Year	4.03

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (4/29/05)	4.89%
5 Years	11.89
1 Year	–3.26

Class B Shares
Inception (4/29/05)	4.85%
5 Years	12.06
1 Year	–3.40

Class C Shares
Inception (4/29/05)	4.80%
5 Years	12.33
1 Year	0.68

Class R Shares
Inception (4/29/05)	5.32%
5 Years	12.90
1 Year	2.12

Class Y Shares
Inception	5.75%
5 Years	13.48
1 Year	2.64

Class R5 Shares
Inception (4/29/05)	6.09%
5 Years	13.82
1 Year	2.97

Class R6 Shares
Inception	5.67%
5 Years	13.35
1 Year	3.01

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.48%, 2.23%, 2.23%, 1.73%, 1.23%, 0.90% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Global Real Estate Fund

Invesco Global Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent, the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■

Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend

8                Invesco Global Real Estate Fund

to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust (REIT) risk/ real estate risk. The Fund concentrates its investments in the securities of real estate and real estate related companies. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.
■	Small- and mid-capitalization risk. Stocks of small- and mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small- and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
■	The FTSE EPRA/NAREIT Developed Real Estate Index is an unmanaged index considered representative of global real estate companies and REITs. The index is computed using the gross return which does not withhold taxes for non-resident investors.
■	The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

9                Invesco Global Real Estate Fund

Schedule of Investments

February 28, 2014

	Shares	Value
Real Estate Investment Trusts, Common Stocks & Other Equity Interests–98.27%
Australia–6.47%
Dexus Property Group	14,832,846	$14,178,746
Federation Centres Ltd.	5,411,981	11,541,574
Goodman Group	2,396,084	10,290,571
Mirvac Group	4,632,349	7,313,959
Stockland	4,577,188	15,811,946
Westfield Group	1,256,514	11,571,707
Westfield Retail Trust	9,920,825	27,578,471
		98,286,974

Austria–0.30%
Conwert Immobilien Invest S.E.	334,798	4,570,383

Canada–3.84%
Allied Properties REIT	544,592	16,477,449
Boardwalk REIT	68,000	3,656,720
Calloway REIT	211,800	4,944,933
Canadian Apartment Properties REIT	512,385	10,120,900
Canadian REIT	303,100	11,941,133
Chartwell Retirement Residences	394,629	3,681,826
H&R REIT	368,700	7,405,968
		58,228,929

China–0.89%
China Overseas Land & Investment Ltd.	1,440,000	3,857,376
Shimao Property Holdings Ltd.	4,753,000	9,620,606
		13,477,982

Finland–0.39%
Sponda Oyj	1,094,635	5,942,554

France–3.54%
Gecina S.A.	51,190	7,018,163
Klepierre	77,704	3,530,854
Mercialys S.A.	169,223	3,842,161
Unibail-Rodamco S.E.	149,354	39,354,670
		53,745,848

Germany–2.38%
Deutsche Wohnen AG(a)	485,756	9,993,639
Deutsche Wohnen AG	342,711	7,238,193
GAGFAH S.A.(a)	441,136	6,710,078
LEG Immobilien AG	188,578	12,237,177
		36,179,087

Hong Kong–7.38%
Henderson Land Development Co. Ltd.	3,846,500	21,657,803
Hongkong Land Holdings Ltd.	2,877,000	18,038,790
Hysan Development Co. Ltd.	2,071,000	8,646,290
Link REIT (The)	4,971,000	23,091,584
New World Development Co. Ltd.	7,220,000	9,322,637

	Shares	Value
Hong Kong–(continued)
Sun Hung Kai Properties Ltd.	1,072,000	$13,734,942
Wharf Holdings Ltd. (The)	2,482,000	17,446,529
		111,938,575

Japan–13.10%
Activia Properties, Inc.	1,037	8,814,041
Frontier Real Estate Investment Corp.	1,479	8,022,089
Hulic Co., Ltd.	576,200	6,653,979
Hulic Reit, Inc.	2,949	4,004,636
Industrial & Infrastructure Fund Investment Corp.	334	2,862,729
Japan Logistics Fund Inc.	978	2,187,214
Japan Prime Realty Investment Corp.	2,862	9,930,367
Japan Real Estate Investment Corp.	1,304	7,060,077
Japan Retail Fund Investment Corp.	1,838	3,630,576
Kenedix Office Investment Corp.	1,856	9,209,787
Mitsubishi Estate Co. Ltd.	1,537,000	36,400,404
Mitsui Fudosan Co., Ltd.	1,811,000	54,047,939
Mori Hills REIT Investment Corp.	3,987	5,411,099
Nippon Prologis REIT Inc.	3,320	7,124,452
Sumitomo Realty & Development Co., Ltd.	716,000	29,027,680
United Urban Investment Corp.	2,906	4,440,238
		198,827,307

Malta–0.00%
BGP Holdings PLC (Acquired 08/06/09; Cost $0)(a)(b)	9,888,325	0

Norway–0.19%
Norwegian Property ASA	2,319,593	2,821,231

Singapore–3.63%
Ascendas REIT	3,970,000	6,765,444
CapitaCommercial Trust	2,462,000	2,849,993
CapitaLand Ltd.	4,412,500	9,934,823
CapitaMall Trust	3,898,000	5,857,261
CapitaMalls Asia Ltd.	6,344,000	8,974,840
CDL Hospitality Trusts	1,966,000	2,528,268
Global Logistic Properties Ltd.	4,219,000	9,419,937
Keppel Land Ltd.	2,012,000	5,112,962
Suntec REIT	2,726,000	3,580,899
		55,024,427

Sweden–1.34%
Castellum AB	640,018	11,209,648
Fabege AB	275,853	3,833,323
Wihlborgs Fastigheter AB	261,945	5,215,762
		20,258,733

United Kingdom–6.82%
Big Yellow Group PLC	550,103	5,264,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Real Estate Fund

	Shares	Value
United Kingdom–(continued)
Derwent London PLC	214,881	$9,960,453
Great Portland Estates PLC	1,483,865	16,026,521
Hammerson PLC	1,957,368	18,829,885
Intu Properties PLC	31,094	168,803
Land Securities Group PLC	2,345,437	42,593,546
Quintain Estates & Development PLC(a)	2,301,802	4,008,542
Unite Group PLC	878,192	6,587,158
		103,439,266

United States–48.00%
AvalonBay Communities, Inc.	403,472	52,035,784
Boston Properties, Inc.	342,944	38,557,194
Brixmor Property Group Inc.	316,700	6,992,736
Brookdale Senior Living Inc.(a)	241,556	8,101,788
Cousins Properties, Inc.	688,504	7,952,221
CubeSmart	510,113	8,932,079
DDR Corp.	2,315,373	38,481,499
EastGroup Properties, Inc.	112,400	6,973,296
Empire State Realty Trust Inc.–Class A	460,200	7,050,264
Essex Property Trust, Inc.	168,771	28,226,950
Federal Realty Investment Trust	155,900	17,353,229
General Growth Properties, Inc.	1,105,777	24,349,210
Health Care REIT, Inc.	706,224	41,483,598
Healthcare Realty Trust, Inc.	493,822	11,836,913
Healthcare Trust of America, Inc.–Class A	1,481,680	16,639,266
Host Hotels & Resorts Inc.	1,594,092	31,355,790
Hudson Pacific Properties Inc.	585,132	13,346,861
LaSalle Hotel Properties	439,789	13,782,987
Liberty Property Trust	258,800	9,901,688

	Shares	Value
United States–(continued)
Macerich Co. (The)	140,799	$8,466,244
Mid-America Apartment Communities, Inc.	335,800	22,713,512
National Health Investors, Inc.	155,150	9,572,755
National Retail Properties Inc.	407,208	14,614,695
Pebblebrook Hotel Trust	136,955	4,552,384
Piedmont Office Realty Trust Inc.–Class A	1,055,010	18,230,573
Prologis, Inc.	1,224,684	50,444,734
Public Storage	214,077	36,179,013
Realty Income Corp.	293,422	13,033,805
Retail Opportunity Investments Corp.	671,638	9,960,392
RLJ Lodging Trust	428,000	11,123,720
Simon Property Group, Inc.	534,862	86,267,892
SL Green Realty Corp.	395,925	39,327,230
UDR, Inc.	790,244	20,396,198
		728,236,500
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $1,282,783,419)		1,490,977,796

Money Market Funds–1.43%
Liquid Assets Portfolio–Institutional Class(c)	10,859,872	10,859,872
Premier Portfolio–Institutional Class(c)	10,859,872	10,859,872
Total Money Market Funds (Cost $21,719,744)		21,719,744
TOTAL INVESTMENTS–99.70% (Cost $1,304,503,163)		1,512,697,540
OTHER ASSETS LESS LIABILITIES–0.30%		4,580,758
NET ASSETS–100.00%		$1,517,278,298

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at February 28, 2014 represented less than 1% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Real Estate Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,282,783,419)	$1,490,977,796
Investments in affiliated money market funds, at value and cost	21,719,744
Total investments, at value (Cost $1,304,503,163)	1,512,697,540
Cash	83,916
Foreign currencies, at value (Cost $2,606,846)	2,594,512
Receivable for:
Investments sold	2,753,166
Fund shares sold	4,147,890
Dividends	1,184,280
Investment for trustee deferred compensation and retirement plans	130,794
Other assets	40,401
Total assets	1,523,632,499

Liabilities:
Payable for:
Investments purchased	3,070,830
Fund shares reacquired	1,709,034
Accrued fees to affiliates	975,185
Accrued trustees’ and officers’ fees and benefits	4,428
Accrued other operating expenses	439,348
Trustee deferred compensation and retirement plans	155,376
Total liabilities	6,354,201
Net assets applicable to shares outstanding	$1,517,278,298

Net assets consist of:
Shares of beneficial interest	$1,499,674,969
Undistributed net investment income	(28,269,220)
Undistributed net realized gain (loss)	(162,330,628)
Net unrealized appreciation	208,203,177
$1,517,278,298

Net Assets:
Class A	$283,279,284
Class B	$7,931,374
Class C	$44,249,547
Class R	$16,415,248
Class Y	$640,339,128
Class R5	$361,219,811
Class R6	$163,843,906

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	23,385,078
Class B	656,014
Class C	3,658,315
Class R	1,355,745
Class Y	52,803,800
Class R5	29,818,080
Class R6	13,523,141
Class A:
Net asset value per share	$12.11
Maximum offering price per share
(Net asset value of $12.11 ÷ 94.50%)	$12.81
Class B:
Net asset value and offering price per share	$12.09
Class C:
Net asset value and offering price per share	$12.10
Class R:
Net asset value and offering price per share	$12.11
Class Y:
Net asset value and offering price per share	$12.13
Class R5:
Net asset value and offering price per share	$12.11
Class R6:
Net asset value and offering price per share	$12.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Real Estate Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Dividends (net of foreign withholding taxes of $1,986,256)	$33,820,053
Dividends from affiliated money market funds	17,711
Total investment income	33,837,764

Expenses:
Advisory fees	9,895,110
Administrative services fees	340,504
Custodian fees	309,783
Distribution fees:
Class A	725,369
Class B	97,314
Class C	465,630
Class R	87,732
Transfer agent fees — A, B, C, R and Y	3,219,377
Transfer agent fees — R5	155,908
Transfer agent fees — R6	5,033
Trustees’ and officers’ fees and benefits	83,575
Other	775,931
Total expenses	16,161,266
Less: Fees waived and expense offset arrangement(s)	(45,951)
Net expenses	16,115,315
Net investment income	17,722,449

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	58,131,140
Foreign currencies	(201,481)
57,929,659
Change in net unrealized appreciation (depreciation) of:
Investment securities	(25,867,357)
Foreign currencies	43,620
(25,823,737)
Net realized and unrealized gain	32,105,922
Net increase in net assets resulting from operations	$49,828,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$17,722,449	$17,995,344
Net realized gain	57,929,659	79,945,455
Change in net unrealized appreciation (depreciation)	(25,823,737)	92,535,005
Net increase in net assets resulting from operations	49,828,371	190,475,804

Distributions to shareholders from net investment income:
Class A	(5,899,617)	(10,221,668)
Class B	(119,873)	(349,391)
Class C	(596,960)	(1,299,450)
Class R	(308,572)	(572,374)
Class Y	(11,800,395)	(15,341,611)
Class R5	(9,084,846)	(15,654,133)
Class R6	(2,857,903)	(1,957,603)
Total distributions from net investment income	(30,668,166)	(45,396,230)

Share transactions–net:
Class A	1,589,030	(19,179,464)
Class B	(3,265,407)	(1,747,771)
Class C	(1,148,864)	2,041,624
Class R	(2,022,067)	2,594,100
Class Y	203,344,930	140,205,855
Class R5	(463,798)	(97,467,415)
Class R6	83,015,567	73,954,818
Net increase in net assets resulting from share transactions	281,049,391	100,401,747
Net increase in net assets	300,209,596	245,481,321

Net assets:
Beginning of year	1,217,068,702	971,587,381
End of year (includes undistributed net investment income of $(28,269,220) and $(21,807,381), respectively)	$1,517,278,298	$1,217,068,702

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

14                         Invesco Global Real Estate Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

15                         Invesco Global Real Estate Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

16                         Invesco Global Real Estate Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $43,265.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $157,778 in front-end sales commissions from the sale of Class A shares and $196, $4,032 and $6,496 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

17                         Invesco Global Real Estate Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended February 28, 2014, there were transfers from Level 1 to Level 2 of $247,928,759 and from Level 2 to Level 1 of $65,896,032, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$11,541,574	$86,745,400	$—	$98,286,974
Austria	4,570,383	—	—	4,570,383
Canada	58,228,929	—	—	58,228,929
China	—	13,477,982	—	13,477,982
Finland	—	5,942,554	—	5,942,554
France	39,354,670	14,391,178	—	53,745,848
Germany	16,703,717	19,475,370	—	36,179,087
Hong Kong	49,776,664	62,161,911	—	111,938,575
Japan	43,738,082	155,089,225	—	198,827,307
Malta	—	—	0	0
Norway	2,821,231	—	—	2,821,231
Singapore	22,294,548	32,729,879	—	55,024,427
Sweden	15,042,971	5,215,762	—	20,258,733
United Kingdom	44,129,306	59,309,960	—	103,439,266
United States	749,956,244	—	—	749,956,244
Total Investments	$1,058,158,319	$454,539,221	$0	$1,512,697,540

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,686.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Global Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$30,668,166	$45,396,230

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$4,671,322
Net unrealized appreciation — investments	152,251,434
Net unrealized appreciation — other investments	8,800
Temporary book/tax differences	(146,808)
Late-year ordinary loss deferrals	(300,710)
Capital loss carryforward	(138,880,709)
Shares of beneficial interest	1,499,674,969
Total net assets	$1,517,278,298

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and investments in passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $46,643,750 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$27,433,567	$—	$27,433,567
February 28, 2018	111,447,142	—	111,447,142
	$138,880,709	$—	$138,880,709

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $876,308,958 and $587,560,282, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$166,147,584
Aggregate unrealized (depreciation) of investment securities	(13,896,150)
Net unrealized appreciation of investment securities	$152,251,434

Cost of investments for tax purposes is $1,360,446,106.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies and excise taxes on February 28, 2014, undistributed net investment income was increased by $6,483,878, undistributed net realized gain (loss) was decreased by $7,396,766 and shares of beneficial interest was increased by $912,888. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	7,161,984	$86,612,750	6,873,343	$77,407,955
Class B	23,683	291,560	79,154	890,608
Class C	1,021,837	12,393,751	1,098,284	12,478,773
Class R	660,033	7,991,547	707,093	8,026,600
Class Y	23,008,971	276,104,223	19,574,476	211,427,394
Class R5	7,980,907	95,861,295	8,915,227	100,592,364
Class R6(b)	7,975,587	94,662,961	6,700,510	76,475,875

Issued as reinvestment of dividends:
Class A	417,956	4,856,774	765,218	8,520,327
Class B	9,180	106,271	27,930	312,587
Class C	46,199	535,310	106,020	1,188,285
Class R	26,473	307,479	51,069	571,072
Class Y	905,428	10,520,081	1,223,503	13,645,648
Class R5	593,046	6,887,335	1,117,723	12,371,572
Class R6	245,880	2,857,903	172,933	1,957,603

Automatic conversion of Class B shares to Class A shares:
Class A	122,248	1,469,015	62,753	702,051
Class B	(122,417)	(1,469,015)	(62,853)	(702,051)

Reacquired:
Class A	(7,636,138)	(91,349,509)	(9,557,251)	(105,809,797)
Class B	(183,596)	(2,194,223)	(202,253)	(2,248,915)
Class C	(1,176,990)	(14,077,925)	(1,039,068)	(11,625,434)
Class R	(858,032)	(10,321,093)	(535,752)	(6,003,572)
Class Y	(6,905,938)	(83,279,374)	(7,559,822)	(84,867,187)
Class R5	(8,593,584)	(103,212,428)	(18,831,420)	(210,431,351)
Class R6	(1,191,426)	(14,505,297)	(380,343)	(4,478,660)
Net increase in share activity	23,531,291	$281,049,391	9,306,474	$100,401,747

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 5% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Commencement date of September 24, 2012.

20                         Invesco Global Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 02/28/14	$11.97	$0.13		$0.25	$0.38	$(0.24)	$—	$(0.24)	$12.11	3.31%	$283,279	1.46	%(e)	1.46	%(e)	1.05	%(e)	45%
Year ended 02/28/13	10.52	0.16		1.73	1.89	(0.44)	—	(0.44)	11.97	18.35	279,049	1.48		1.48		1.41		58
Year ended 02/29/12	10.83	0.14		(0.28)	(0.14)	(0.17)	—	(0.17)	10.52	(1.21)	264,763	1.51		1.51		1.41		54
Year ended 02/28/11	9.01	0.24	(f)	2.03	2.27	(0.45)	—	(0.45)	10.83	25.61	295,582	1.43		1.43		2.46	(f)	80
Seven months ended 02/28/10	8.22	0.09		0.93	1.02	(0.23)	—	(0.23)	9.01	12.36	233,895	1.40	(g)	1.40	(g)	1.68	(g)	46
Year ended 07/31/09	11.54	0.22		(3.44)	(3.22)	(0.09)	(0.01)	(0.10)	8.22	(27.79)	208,752	1.59		1.59		2.79		78
Class B
Year ended 02/28/14	11.94	0.04		0.26	0.30	(0.15)	—	(0.15)	12.09	2.61	7,931	2.21	(e)	2.21	(e)	0.30	(e)	45
Year ended 02/28/13	10.50	0.07		1.73	1.80	(0.36)	—	(0.36)	11.94	17.41	11,096	2.23		2.23		0.66		58
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(1.99)	11,412	2.26		2.26		0.66		54
Year ended 02/28/11	8.99	0.17	(f)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.75	15,047	2.18		2.18		1.71	(f)	80
Seven months ended 02/28/10	8.21	0.05		0.93	0.98	(0.20)	—	(0.20)	8.99	11.85	14,780	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.53	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.21	(28.35)	14,870	2.34		2.34		2.04		78
Class C
Year ended 02/28/14	11.95	0.04		0.26	0.30	(0.15)	—	(0.15)	12.10	2.61	44,250	2.21	(e)	2.21	(e)	0.30	(e)	45
Year ended 02/28/13	10.50	0.07		1.74	1.81	(0.36)	—	(0.36)	11.95	17.51	45,010	2.23		2.23		0.66		58
Year ended 02/29/12	10.81	0.07		(0.29)	(0.22)	(0.09)	—	(0.09)	10.50	(1.99)	37,828	2.26		2.26		0.66		54
Year ended 02/28/11	8.99	0.17	(f)	2.03	2.20	(0.38)	—	(0.38)	10.81	24.74	44,885	2.18		2.18		1.71	(f)	80
Seven months ended 02/28/10	8.22	0.05		0.92	0.97	(0.20)	—	(0.20)	8.99	11.71	38,957	2.15	(g)	2.15	(g)	0.93	(g)	46
Year ended 07/31/09	11.54	0.16		(3.43)	(3.27)	(0.04)	(0.01)	(0.05)	8.22	(28.33)	36,020	2.34		2.34		2.04		78
Class R
Year ended 02/28/14	11.96	0.10		0.26	0.36	(0.21)	—	(0.21)	12.11	3.13	16,415	1.71	(e)	1.71	(e)	0.80	(e)	45
Year ended 02/28/13	10.51	0.13		1.73	1.86	(0.41)	—	(0.41)	11.96	18.08	18,266	1.73		1.73		1.16		58
Year ended 02/29/12	10.83	0.12		(0.30)	(0.18)	(0.14)	—	(0.14)	10.51	(1.56)	13,717	1.76		1.76		1.16		54
Year ended 02/28/11	9.00	0.22	(f)	2.04	2.26	(0.43)	—	(0.43)	10.83	25.44	12,571	1.68		1.68		2.21	(f)	80
Seven months ended 02/28/10	8.22	0.08		0.92	1.00	(0.22)	—	(0.22)	9.00	12.10	9,254	1.65	(g)	1.65	(g)	1.43	(g)	46
Year ended 07/31/09	11.54	0.19		(3.43)	(3.24)	(0.07)	(0.01)	(0.08)	8.22	(27.97)	7,545	1.84		1.84		2.54		78
Class Y
Year ended 02/28/14	11.98	0.16		0.26	0.42	(0.27)	—	(0.27)	12.13	3.66	640,339	1.21	(e)	1.21	(e)	1.30	(e)	45
Year ended 02/28/13	10.53	0.19		1.73	1.92	(0.47)	—	(0.47)	11.98	18.63	428,821	1.23		1.23		1.66		58
Year ended 02/29/12	10.85	0.17		(0.30)	(0.13)	(0.19)	—	(0.19)	10.53	(1.04)	237,473	1.26		1.26		1.66		54
Year ended 02/28/11	9.02	0.27	(f)	2.03	2.30	(0.47)	—	(0.47)	10.85	26.01	182,981	1.18		1.18		2.71	(f)	80
Seven months ended 02/28/10	8.23	0.10		0.93	1.03	(0.24)	—	(0.24)	9.02	12.48	122,613	1.15	(g)	1.15	(g)	1.93	(g)	46
Year ended 07/31/09(h)	9.58	0.17		(1.44)	(1.27)	(0.07)	(0.01)	(0.08)	8.23	(13.03)	52,830	1.40	(g)	1.40	(g)	2.98	(g)	78
Class R5
Year ended 02/28/14	11.97	0.20		0.25	0.45	(0.31)	—	(0.31)	12.11	3.91	361,220	0.89	(e)	0.89	(e)	1.62	(e)	45
Year ended 02/28/13	10.52	0.22		1.74	1.96	(0.51)	—	(0.51)	11.97	19.04	357,112	0.90		0.90		1.99		58
Year ended 02/29/12	10.83	0.20		(0.29)	(0.09)	(0.22)	—	(0.22)	10.52	(0.69)	406,395	0.91		0.91		2.01		54
Year ended 02/28/11	9.00	0.30	(f)	2.03	2.33	(0.50)	—	(0.50)	10.83	26.37	339,244	0.91		0.91		2.98	(f)	80
Seven months ended 02/28/10	8.21	0.11		0.93	1.04	(0.25)	—	(0.25)	9.00	12.64	186,423	0.91	(g)	0.91	(g)	2.17	(g)	46
Year ended 07/31/09	11.53	0.26		(3.43)	(3.17)	(0.14)	(0.01)	(0.15)	8.21	(27.36)	88,071	0.98		0.98		3.40		78
Class R6
Year ended 02/28/14	11.97	0.20		0.27	0.47	(0.32)	—	(0.32)	12.12	4.03	163,844	0.85	(e)	0.85	(e)	1.66	(e)	45
Year ended 02/28/13(h)	11.36	0.10		0.84	0.94	(0.33)	—	(0.33)	11.97	8.40	77,714	0.84	(g)	0.84	(g)	2.05	(g)	58

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended February 29, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $290,148, $9,731, $46,563, $17,546, $518,980, $353,602 and $113,444 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $2.63 per share owned of Westfield Group on December 13, 2010. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.18 and 1.81%; $0.10 and 1.06%; $0.10 and 1.06%; $0.15 and 1.56%; $0.20 and 2.06% and $0.23 and 2.33% for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(g)	Annualized.
(h)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y shares and Class R6 shares, respectively.

21                         Invesco Global Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

22                         Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,083.70	$7.70	$1,017.41	$7.45	1.49%
B	1,000.00	1,079.80	11.55	1,013.69	11.18	2.24
C	1,000.00	1,079.70	11.55	1,013.69	11.18	2.24
R	1,000.00	1,082.40	8.98	1,016.17	8.70	1.74
Y	1,000.00	1,085.00	6.41	1,018.65	6.21	1.24
R5	1,000.00	1,086.80	4.71	1,020.28	4.56	0.91
R6	1,000.00	1,087.10	4.45	1,020.53	4.31	0.86

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Global Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	17.89%
Corporate Dividends Received Deductions*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Global Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Global Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Real Estate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	GRE-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders | February 28, 2014

Invesco High Yield Fund

Nasdaq:
A: AMHYX ■ B: AHYBX ■ C: AHYCX ■ Y: AHHYX ■ Investor: HYINX
■ R5: AHIYX ■ R6: HYIFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
22 Financial Statements
24 Notes to Financial Statements
34 Financial Highlights
35 Auditor's Report
36 Fund Expenses
37 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                          Invesco High Yield Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                          Invesco High Yield Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, Invesco High Yield Fund generally underperformed its style-specific index, the Barclays U.S. Corporate High Yield 2% Issuer Cap Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.78%
Class B Shares	6.98
Class C Shares	6.99
Class Y Shares	8.28
Investor Class Shares	8.01
Class R5 Shares	8.33
Class R6 Shares	8.41
Barclays U.S. Aggregate Index‚ (Broad Market Index)	0.15
Barclays U.S. Corporate High Yield 2% Issuer Cap Index■ (Style-Specific Index)	8.36
Lipper High Current Yield Bond Funds Index■ (Peer Group Index)	8.29

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests, under normal circumstances, at least 80% of its net assets in debt securities that are determined to be below investment-grade quality. These bonds, commonly known as “junk bonds,” are typically corporate bonds of US-based companies, many of which are moderately sized firms. Although we principally invest in junk bonds, we tend to be underweight in the lowest quality bonds in the asset class. We may invest in convertible bonds, preferred stock and derivatives, but we do not expect these instruments to be a substantial part of our portfolio. We may invest up to 25% of net assets in foreign securities. We may also invest up to 15% of the Fund’s net assets in securities of issuers located in developing markets.

    The primary driver of our security selection is fundamental, bottom-up credit analysis conducted by a team of analysts who specialize by industry. This approach is augmented with an ongoing review of the relative value of securities and a top-down process that includes sector, economic and quantitative analysis. Changes in a security’s risk-return profile or relative value and top-down factors generally determine buy and sell decisions.

    Portfolio construction begins with a well-defined Fund design that emphasizes diversification and establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters appropriate for the

Portfolio Composition†
By credit quality, based on total investments
BBB	1.9%
BB	46.7
B	41.0
CCC	6.9
Non-Rated	3.5

†	Source: Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.

Top 10 Fixed Income Issuers*

1. First Data Corp.	1.4%
2. T-Mobile USA, Inc.	1.3
3. Valeant Pharmaceuticals International, Inc.	1.3
4. Freescale Semiconductor Inc.	1.2
5. K. Hovnanian Enterprises Inc.	1.2
6. Sprint Communications Inc.	1.1
7. MGM Resorts International	1.1
8. Avaya Inc.	1.1
9. Nortek Inc.	1.0
10. Wind Acquisition Finance S.A.	1.0

Total Net Assets	$1.7 billion

Total Number of Holdings*	441

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

current positioning in the credit cycle. Investments are evaluated for liquidity and risk versus relative value. Working closely with other investment specialists and traders, we determine the timing and amount of each alpha decision to use in the portfolio at any time, taking into account market opportunities.

    Sell decisions are based on:

■	Low equity value to debt, high subordination and negative free cash flow coupled with negative news, declining expectations or an increasing risk profile.
■	Very low yields.
■	Availability of a better relative value opportunity.
■	A need to limit the Fund’s exposure to a particular security or issuer.
■	General liquidity needs of the Fund.

Market conditions and your Fund

The high yield market was positive for the reporting period, and posted strong returns versus other fixed income markets classes. High yield markets had a strong start to 2013, but from late May through June, capital markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Higher yielding asset classes were particularly susceptible to the sell-off, not only because higher yields equal lower prices, but due to technical pressure from redemptions as investors were quick to exit the asset class and there were few buyers. In September, when the Fed announced its decision to delay tapering, US Treasury rates stabilized throughout the end of 2013 and the high yield market saw flows come back into the asset class with a monthly record $52.7 billion of new issuance placed into the market.1 In December, as expected, the Fed announced that it would begin reducing the scope of QE in early 2014. A gradual tapering was a welcome development by the high yield market as opposed to a more pronounced move, and the market took a favorable view toward the announcement.

    While there was a great deal of attention paid to macroeconomic headlines over the course of the fiscal year, the improving fundamentals of the high yield market occurred with less fanfare. Issuers experienced top-line growth, earnings before interest, taxes, depreciation and

4                         Invesco High Yield Fund

amortization levels rose faster than debt levels in the fourth quarter of 2013, and overall leverage in the market decreased. The default rate for 2013 was muted, and reached a six-year low in December.2 New high yield issuance hit a calendar-year record of just under $400 billion.2

    The par-weighted high yield default of the high yield market rate decreased to 0.67% at the end of the reporting period, lower than the same time a year ago when the rate was 1.23%.3

    The US high yield bond market, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Cap Index, generated a positive total return for the fiscal year ended February 28, 2014. Likewise, the Fund generated positive returns; however, it underperformed its style-specific index. During the reporting period, we increased the Fund’s exposure to lower-rated securities within the high yield market to neutral weight as we found pockets of value in this segment. Last fiscal year, we were underweight in lower-rated securities as the risk-return profile was not favorable. However, the summer sell-off created opportunities, and we therefore increased the portfolio weighting. We also were underweight in higher-rated securities because we saw investment grade managers dip into the highest rated portion of the high yield market in order to pick up some yield, resulting in unfavorable relative valuations.

    The main contributor to the Fund’s relative performance was credit selection in the portfolio, particularly in sectors such as building materials, automotive and financial-other. Additionally, the food and beverage and wireless sectors benefited from strong issuer selection. Further amplifying our relative returns was our overweight allocation to the building materials sector and our underweight exposure to the media cable sector.

    The main detractor from Fund performance was issue selection in the banking, life insurance and property and casualty sectors. Additionally, overall sector allocations detracted from Fund results, particularly our avoidance of the non-captive consumer sector. Further, security selection in the media non-cable, independent energy and technology sectors proved disadvantageous. Finally, our underweight exposure to CCC-rated† securities earlier in the reporting period hurt our relative performance as the lower-rated (higher-yielding) tier of the market outperformed throughout the fiscal year.

    Investors continue to watch the Fed and the impact of tapering after a very volatile year for US Treasuries that included a

100 basis point spike in the 10-year Treasury yield over two months during the summer. (A basis point is one one-hundredth of a percentage point.) Additionally, high yield generally outperformed other fixed income asset classes as it typically does in rising rate environments.

    High yield markets are off to a good start in 2014, but we would remind investors that given the current low interest rate environment, it may be unreasonable to expect such strong returns every month. However, with the tapering unwind continuing to work its way through the markets, coupled with constructive language from the Fed, we believe the high yield market still has value as company earnings show steady improvement in this moderate gross domestic product (GDP) growth environment. Defaults remain extremely low and, in our opinion, overall market spreads have room to compress relative to historical levels.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Fund and for sharing our long-term investment horizon.

1	Source: J.P. Morgan High Yield Monitor, Oct. 1, 2013
2	Source: J.P. Morgan High Yield Monitor, Jan. 2, 2014
3	Source: J.P. Morgan High Yield Monitor, Mar. 3, 2014

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Darren Hughes Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined
Invesco in 1992. Mr. Hughes earned a BBA in finance and economics from Baylor University.

Scott Roberts Chartered Financial Analyst, portfolio manager, is manager of Invesco High Yield Fund. He joined
Invesco in 2000. Mr. Roberts earned a BBA in finance from the University of Houston.

5                         Invesco High Yield Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/29/04

1  Source: Lipper Inc.

2  Source(s): Invesco, Barclays via FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco High Yield Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.96%
10 Years	7.46
5 Years	16.68
1 Year	3.16

Class B Shares
Inception (9/1/93)	4.89%
10 Years	7.30
5 Years	16.62
1 Year	1.98

Class C Shares
Inception (8/4/97)	3.19%
10 Years	7.12
5 Years	16.81
1 Year	5.99

Class Y Shares
10 Years	8.10%
5 Years	17.98
1 Year	8.28

Investor Class Shares
Inception (9/30/03)	8.59%
10 Years	7.98
5 Years	17.70
1 Year	8.01

Class R5 Shares
10 Years	8.35%
5 Years	18.09
1 Year	8.33

Class R6 Shares
10 Years	8.01%
5 Years	17.89
1 Year	8.41

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	7.93%
10 Years	7.43
5 Years	16.55
1 Year	2.44

Class B Shares
Inception (9/1/93)	4.81%
10 Years	7.24
5 Years	16.47
1 Year	1.25

Class C Shares
Inception (8/4/97)	3.08%
10 Years	7.09
5 Years	16.67
1 Year	5.26

Class Y Shares
10 Years	8.06%
5 Years	17.84
1 Year	7.31

Investor Class Shares
Inception (9/30/03)	8.46%
10 Years	7.90
5 Years	17.59
1 Year	7.05

Class R5 Shares
10 Years	8.29%
5 Years	17.90
1 Year	7.35

Class R6 Shares
10 Years	7.95%
5 Years	17.68
1 Year	7.42

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares was 0.98%, 1.73%, 1.73%, 0.73%, 0.98%, 0.66% and 0.59%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                         Invesco High Yield Fund

Invesco High Yield Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it may be unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco High Yield Fund

■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index comprising US corporate, fixed-rate, noninvestment-grade debt with at least one year to maturity and at least $150 million in par outstanding. Index weights for each issuer are capped at 2%.
■	The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco High Yield Fund

Schedule of Investments(a)

February 28, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–87.23%
Aerospace & Defense–2.07%
Alliant Techsystems Inc., Sr. Unsec. Gtd. Notes, 5.25%, 10/01/21(b)	$2,905,000	$2,984,888
B/E Aerospace Inc., Sr. Unsec. Notes, 5.25%, 04/01/22	1,532,000	1,589,450
Bombardier Inc. (Canada), Sr. Unsec. Notes, 5.75%, 03/15/22(b)	2,650,000	2,696,375
7.75%, 03/15/20(b)	7,405,000	8,275,087
DigitalGlobe Inc., Sr. Unsec. Gtd. Bonds, 5.25%, 02/01/21	3,267,000	3,291,502
GenCorp Inc., Sec. Gtd. Global Notes, 7.13%, 03/15/21	8,577,000	9,306,045
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/20	2,438,000	2,474,570
7.50%, 07/15/21	3,342,000	3,692,910
		34,310,827

Agricultural Products–0.13%
Darling International Inc., Sr. Unsec. Gtd. Notes, 5.38%, 01/15/22(b)	2,036,000	2,097,080

Airlines–2.16%
Air Canada Pass Through Trust (Canada), Series 2013-1, Class B, Sec. Pass Through Ctfs., 5.38%, 05/15/21(b)	3,035,000	3,069,902
American Airlines Pass Through Trust, Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	4,487,664	4,891,554
Series 2013-2, Class B, Sr. Sec. Pass Through Ctfs., 5.60%, 07/15/20(b)	3,316,032	3,456,963
Continental Airlines Pass Through Trust, Series 2000-2, Class B, Sec. Pass Through Ctfs., 8.31%, 04/02/18	204,433	218,233
Series 2009-2, Class B, Sec. Global Pass Through Ctfs., 9.25%, 05/10/17	1,756,930	1,973,252
Series 2012-3, Class C, Sec. Pass Through Ctfs., 6.13%, 04/29/18	2,436,000	2,594,340
UAL Pass Through Trust, Series 2007-1, Class B, Sec. Gtd. Global Pass Through Ctfs., 7.34%, 07/02/19	1,615,327	1,736,477
Series 2009-1, Sr. Sec. Gtd. Global Pass Through Ctfs., 10.40%, 11/01/16	1,526,394	1,745,813
Series 2009-2, Class B, Sr. Sec. Gtd. Pass Through Ctfs., 12.00%, 01/15/16(b)	1,546,051	1,748,004
United Continental Holdings Inc., Sr. Unsec. Gtd. Notes, 6.38%, 06/01/18	5,943,000	6,388,725

	Principal Amount	Value
Airlines–(continued)
US Airways Pass Through Trust, Series 1998-1, Class C, Sec. Pass Through Ctfs., 6.82%, 01/30/15	$1,482,402	$1,489,999
Series 2012-1, Class B, Sec. Pass Through Ctfs., 8.00%, 10/01/19	621,949	702,802
Series 2012-1, Class C, Sec. Pass Through Ctfs., 9.13%, 10/01/15	655,888	696,881
Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 5.38%, 11/15/21	1,585,000	1,632,550
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class B, Sec. Gtd. Pass Through Ctfs., 6.00%, 10/23/20(b)	3,350,000	3,531,017
		35,876,512

Alternative Carriers–1.13%
Level 3 Communications Inc., Sr. Unsec. Global Notes, 8.88%, 06/01/19	3,501,000	3,868,605
Level 3 Financing Inc., Sr. Unsec. Gtd. Floating Rate Notes, 3.85%, 01/15/18(b)(c)	1,421,000	1,449,420
Sr. Unsec. Gtd. Global Notes, 7.00%, 06/01/20	10,004,000	10,916,865
Sr. Unsec. Gtd. Notes, 6.13%, 01/15/21(b)	2,300,000	2,443,750
		18,678,640

Apparel Retail–1.00%
Hot Topic, Inc., Sr. Sec. Gtd. Notes, 9.25%, 06/15/21(b)	7,397,000	7,933,283
L Brands Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/22	1,585,000	1,666,231
8.50%, 06/15/19	2,840,000	3,475,450
Sr. Unsec. Gtd. Notes, 6.63%, 04/01/21	740,000	833,425
7.00%, 05/01/20	345,000	396,319
Neiman Marcus Group LTD LLC., Sr. Unsec. Gtd. Notes, 8.00%, 10/15/21(b)	2,137,000	2,318,645
		16,623,353

Apparel, Accessories & Luxury Goods–0.52%
Levi Strauss & Co., Sr. Unsec. Global Notes, 6.88%, 05/01/22	5,949,000	6,558,773
PVH Corp., Sr. Unsec. Global Notes, 4.50%, 12/15/22	1,181,000	1,170,666
William Carter Co. (The), Sr. Unsec. Gtd. Notes, 5.25%, 08/15/21(b)	816,000	838,440
		8,567,879

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Fund

	Principal Amount	Value
Application Software–0.36%
Nuance Communications Inc., Sr. Unsec. Gtd. Notes, 5.38%, 08/15/20(b)	$5,948,000	$5,962,870

Auto Parts & Equipment–1.28%
American Axle & Manufacturing Inc., Sr. Unsec. Gtd. Notes, 6.25%, 03/15/21	2,850,000	3,070,875
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/19(b)	3,126,000	3,352,635
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/21	1,850,000	1,910,125
Gestamp Funding Luxembourg S.A. (Spain), Sr. Sec. Gtd. Notes, 5.63%, 05/31/20(b)	2,870,000	2,984,800
Schaeffler Finance B.V. (Germany), Sr. Sec. Notes, 4.75%, 05/15/21(b)	1,800,000	1,817,757
Schaeffler Holding Finance B.V. (Germany), Sr. Sec. Gtd. PIK Notes, 6.88%, 08/15/18(b)	920,000	986,056
Stackpole International Intermediate Co. S.A./Stackpole International Powder Metal (Canada), Sr. Sec. Gtd. Notes, 7.75%, 10/15/21(b)	6,627,000	7,090,890
		21,213,138

Biotechnology–0.00%
Savient Pharmaceuticals Inc., Sr. Unsec. Conv. Notes, 4.75%, 02/01/18(d)	1,500,000	30,000

Broadcasting–0.51%
Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/22	225,000	240,750
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/20	4,137,000	4,498,988
LIN Television Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 01/15/21	2,979,000	3,172,635
Starz LLC/Starz Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 09/15/19	553,000	577,885
		8,490,258

Building Products–4.05%
Builders FirstSource Inc., Sr. Sec. Notes, 7.63%, 06/01/21(b)	10,334,000	11,134,885
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/18(b)	5,225,000	5,773,625
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/21	8,673,000	9,193,380
Griffon Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/01/22(b)	4,357,000	4,367,892
Norbord Inc. (Canada), Sr. Sec. Notes, 5.38%, 12/01/20(b)	3,004,000	3,031,596

	Principal Amount	Value
Building Products–(continued)
Nortek Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	$10,075,000	$11,334,375
10.00%, 12/01/18	5,415,000	6,010,650
USG Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/21(b)	1,172,000	1,254,040
7.88%, 03/30/20(b)	5,158,000	5,841,435
Sr. Unsec. Notes, 9.75%, 01/15/18	7,540,000	9,179,950
		67,121,828

Cable & Satellite–4.78%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/21(b)	3,540,000	3,593,100
6.50%, 04/30/21	3,938,000	4,223,505
Cogeco Cable Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.88%, 05/01/20(b)	100,000	100,500
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/20	12,968,000	13,486,720
Hughes Satellite Systems Corp., Sr. Sec. Gtd. Global Notes, 6.50%, 06/15/19	4,030,000	4,443,075
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/21	2,002,000	2,272,270
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 6.63%, 12/15/22	5,214,000	5,526,840
Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/21	2,740,000	3,034,550
Intelsat Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 06/01/21(b)	5,775,000	6,229,781
8.13%, 06/01/23(b)	6,210,000	6,768,900
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	4,945,000	5,390,050
Ono Finance II PLC (Spain), Sr. Unsec. Gtd. Notes, 10.88%, 07/15/19(b)	6,985,000	7,753,350
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. Notes, 7.50%, 03/15/19(b)	5,235,000	5,703,733
ViaSat Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 06/15/20	7,327,000	7,803,255
VTR Finance B.V. (Chile), Sr. Sec. Notes, 6.88%, 01/15/24(b)	2,850,000	2,942,625
		79,272,254

Casinos & Gaming–3.26%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 9.00%, 07/01/20	7,008,000	7,708,800
9.13%, 12/01/18	1,290,000	1,409,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Fund

	Principal Amount	Value
Casinos & Gaming–(continued)
Caesars Entertainment Operating Co. Inc., Sec. Gtd. Global Notes, 10.00%, 12/15/15	$2,825,000	$2,341,219
Sr. Sec. Gtd. Global Notes, 9.00%, 02/15/20	5,617,000	5,504,660
9.00%, 02/15/20	3,677,000	3,603,460
Caesars Entertainment Resort Properties LLC, Sec. Notes, 11.00%, 10/01/21(b)	4,832,000	5,115,880
Sr. Sec. Notes, 8.00%, 10/01/20(b)	3,482,000	3,686,567
MCE Finance Ltd. (Macau), Sr. Unsec. Gtd. Notes, 5.00%, 02/15/21(b)	1,806,000	1,806,000
MGM Resorts International, Sr. Unsec. Gtd. Conv. Notes, 4.25%, 04/15/15	1,425,000	2,199,844
Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/21	3,080,000	3,411,100
6.75%, 10/01/20	169,000	188,013
Sr. Unsec. Gtd. Notes, 7.75%, 03/15/22	10,777,000	12,420,492
Pinnacle Entertainment Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/21	4,140,000	4,522,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Global Notes, 7.75%, 08/15/20	175,000	196,000
		54,114,310

Coal & Consumable Fuels–1.19%
Arch Coal Inc., Sec. Gtd. Notes, 8.00%, 01/15/19(b)	3,852,000	3,948,300
CONSOL Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/21	1,446,000	1,529,145
8.25%, 04/01/20	7,515,000	8,210,137
Peabody Energy Corp., Sr. Unsec. Gtd. Notes, 6.50%, 09/15/20	5,606,000	5,984,405
		19,671,987

Communications Equipment–1.07%
Avaya Inc., Sec. Gtd. Notes, 10.50%, 03/01/21(b)	2,571,000	2,442,450
Sr. Sec. Gtd. Notes, 7.00%, 04/01/19(b)	7,595,000	7,547,531
9.00%, 04/01/19(b)	7,528,000	7,829,120
		17,819,101

Computer & Electronics Retail–0.35%
Rent-A-Center Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 11/15/20	5,515,000	5,783,856

Construction & Engineering–1.32%
Dycom Investments Inc., Sr. Unsec. Gtd. Sub. Global Notes, 7.13%, 01/15/21	8,485,000	9,227,437
Tutor Perini Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/01/18	11,835,000	12,663,450
		21,890,887

	Principal Amount	Value
Construction & Farm Machinery & Heavy Trucks–2.28%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/19(b)	$6,242,000	$6,678,940
Commercial Vehicle Group Inc., Sec. Gtd. Global Notes, 7.88%, 04/15/19	6,987,000	7,214,077
Manitowoc Co. Inc. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/22	4,170,000	4,399,350
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/24	4,326,000	4,434,150
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/21	5,103,000	5,370,907
Oshkosh Corp., Sr. Unsec. Gtd. Notes, 5.38%, 03/01/22(b)	5,123,000	5,263,883
Terex Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 05/15/21	883,000	933,773
Sr. Unsec. Gtd. Notes, 6.50%, 04/01/20	500,000	542,500
Titan International Inc., Sr. Sec. Gtd. Notes, 6.88%, 10/01/20(b)	2,800,000	2,975,000
		37,812,580

Construction Materials–1.42%
Cemex S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 5.88%, 03/25/19(b)	7,275,000	7,579,747
7.25%, 01/15/21(b)	1,786,000	1,919,774
CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/21(b)	1,457,000	1,566,275
Texas Industries Inc., Sr. Unsec. Gtd. Global Notes, 9.25%, 08/15/20	8,983,000	10,465,195
US Concrete, Inc., Sr. Sec. Gtd. Notes, 8.50%, 12/01/18(b)	1,850,000	1,974,875
		23,505,866

Consumer Finance–0.81%
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/20	4,646,000	5,644,890
8.00%, 03/15/20	6,261,000	7,779,293
		13,424,183

Data Processing & Outsourced Services–2.08%
CoreLogic, Inc., Sr. Unsec. Gtd. Global Notes, 7.25%, 06/01/21	9,876,000	10,715,460
First Data Corp., Sec. Gtd. Notes, 8.25%, 01/15/21(b)	11,315,000	12,305,062
Sr. Unsec. Gtd. Global Notes, 12.63%, 01/15/21	4,810,000	5,772,000
Sr. Unsec. Gtd. Sub. Notes, 11.75%, 08/15/21(b)	3,167,000	3,404,525
11.75%, 08/15/21(b)	2,191,000	2,355,325
		34,552,372

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Fund

	Principal Amount	Value
Distillers & Vintners–0.28%
CEDC Finance Corp. International Inc. (Poland), Sr. Sec. Gtd. Global Notes, 8.00%, 04/30/18(e)	$3,469,090	$3,244,188
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 3.75%, 05/01/21	624,000	614,640
6.00%, 05/01/22	693,000	769,230
		4,628,058

Diversified Banks–0.45%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Notes, 6.13%, 12/15/22	2,788,000	2,950,873
Royal Bank of Scotland PLC (The) (United Kingdom), REGS, Unsec. Sub. Medium-Term Euro Notes, 9.50%, 03/16/22(b)	3,871,000	4,564,819
		7,515,692

Diversified Chemicals–0.09%
INEOS Group Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 5.88%, 02/15/19(b)	1,400,000	1,442,000

Diversified Metals & Mining–1.82%
FMG Resources Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/22(b)	6,819,000	7,466,805
8.25%, 11/01/19(b)	2,707,000	2,991,235
HudBay Minerals Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/20	2,086,000	2,237,235
Sr. Unsec. Gtd. Notes, 9.50%, 10/01/20(b)	607,000	646,455
Vedanta Resources PLC (India), Sr. Unsec. Notes, 6.00%, 01/31/19(b)	2,880,000	2,865,327
9.50%, 07/18/18(b)	5,030,000	5,673,783
REGS, Sr. Unsec. Euro Notes, 6.00%, 01/31/19(b)	1,600,000	1,595,360
Walter Energy, Inc., Sr. Sec. Gtd. Notes, 9.50%, 10/15/19(b)	3,575,000	3,637,562
Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/21	2,335,000	1,722,063
9.88%, 12/15/20	1,810,000	1,420,850
		30,256,675

Electric Utilities–0.00%
LSP Energy L.P./LSP Batesville Funding Corp., Series D, Sr. Sec. Bonds, 8.16%, 07/15/25(d)	3,845,000	0

Electrical Components & Equipment–0.20%
Belden Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 09/01/22(b)	3,300,000	3,283,500

	Principal Amount	Value
Environmental & Facilities Services–0.39%
ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/20	$1,863,000	$2,030,670
Clean Harbors Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 06/01/21	910,000	932,750
5.25%, 08/01/20	1,074,000	1,108,905
EnergySolutions Inc./LLC, Sr. Unsec. Gtd. Global Notes, 10.75%, 08/15/18	2,230,000	2,374,950
		6,447,275

Forest Products–0.21%
Boise Cascade Co., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/01/20	3,292,000	3,530,670
Emerald Plantation Holdings Ltd. (Cayman Islands), Sr. Sec. Gtd. Global PIK Notes, 6.00%, 01/30/20(f)	89,275	68,519
Sino-Forest Corp. (Hong Kong), Sr. Unsec. Gtd. Notes 6.25%, 10/21/17(b)(d)(f)	515,000	2,575
		3,601,764

Gas Utilities–1.21%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/22	854,000	937,265
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/21	7,847,000	8,239,350
Sr. Unsec. Notes, 6.75%, 01/15/22(b)	1,461,000	1,534,050
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/21	3,130,000	3,443,000
Sr. Unsec. Notes, 7.38%, 03/15/20	5,496,000	5,949,420
		20,103,085

Gold–0.19%
Eldorado Gold Corp. (Canada), Sr. Unsec. Notes, 6.13%, 12/15/20(b)	3,260,000	3,229,030

Health Care Equipment–0.94%
Biomet Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 08/01/20	2,592,000	2,812,320
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 10/01/20	7,528,000	8,064,370
Universal Hospital Services Inc., Sec. Gtd. Global Notes, 7.63%, 08/15/20	4,312,000	4,656,960
		15,533,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Fund

	Principal Amount	Value
Health Care Facilities–2.15%
Aviv Healthcare Properties L.P./Aviv Healthcare Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/21	$567,000	$592,515
Community Health Systems, Inc., Sr. Sec. Gtd. Notes, 5.13%, 08/01/21(b)	1,648,000	1,715,980
Sr. Unsec. Gtd. Notes, 6.88%, 02/01/22(b)	7,067,552	7,553,446
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/21	6,993,000	7,657,335
HCA, Inc., Sr. Sec. Gtd. Global Notes, 5.88%, 03/15/22	3,065,000	3,363,837
LifePoint Hospitals, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 12/01/21(b)	1,752,000	1,839,600
Tenet Healthcare Corp., Sr. Sec. Gtd. Global Notes, 6.25%, 11/01/18	733,000	815,463
Sr. Sec. Gtd. Notes, 6.00%, 10/01/20(b)	1,993,000	2,167,388
Sr. Unsec. Global Notes, 6.75%, 02/01/20	3,253,000	3,496,975
8.00%, 08/01/20	2,878,000	3,176,593
8.13%, 04/01/22	2,826,000	3,182,782
		35,561,914

Health Care Services–0.45%
DaVita HealthCare Partners Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 08/15/22	1,980,000	2,108,700
Prospect Medical Holdings Inc., Sr. Sec. Notes, 8.38%, 05/01/19(b)	4,833,000	5,340,465
		7,449,165

Homebuilding–3.34%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/21(b)	3,470,000	3,496,025
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/21	4,462,000	4,707,410
Sr. Unsec. Gtd. Notes, 9.13%, 06/15/18	2,397,000	2,543,816
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. Notes, 7.25%, 10/15/20(b)	5,260,000	5,759,700
Sr. Unsec. Gtd. Global Notes, 6.25%, 01/15/16	9,260,000	9,815,600
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/19(b)	1,455,000	1,505,925
7.50%, 05/15/16	1,517,000	1,655,426
11.88%, 10/15/15	1,083,000	1,245,450
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/21	2,087,000	2,248,743
7.50%, 09/15/22	1,480,000	1,613,200
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/22	2,316,000	2,223,360
6.95%, 06/01/18	4,802,000	5,444,267

	Principal Amount	Value
Homebuilding–(continued)
M/I Homes Inc., Sr. Unsec. Gtd. Global Notes, 8.63%, 11/15/18	$5,320,000	$5,785,500
Ryland Group Inc. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/22	2,141,000	2,106,209
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 7.75%, 04/15/20(b)	4,679,000	5,181,993
		55,332,624

Hotels, Resorts & Cruise Lines–0.04%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 7.25%, 03/15/18	590,000	693,250

Household Products–0.76%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. Global Notes, 5.75%, 10/15/20	2,786,000	2,932,265
7.13%, 04/15/19	445,000	474,481
Sr. Unsec. Gtd. Global Notes, 9.88%, 08/15/19	8,128,000	9,204,960
		12,611,706

Independent Power Producers & Energy Traders–0.92%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/21	6,075,000	6,940,687
NRG Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 01/15/18	176,000	199,760
7.88%, 05/15/21	1,500,000	1,672,500
Sr. Unsec. Gtd. Notes, 6.25%, 07/15/22(b)	3,447,000	3,597,806
Red Oak Power LLC, Series A, Sr. Sec. Bonds, 8.54%, 11/30/19	2,648,837	2,807,768
		15,218,521

Industrial Conglomerates–0.37%
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/19(b)	5,765,000	6,125,313

Industrial Machinery–0.52%
CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/21(b)	3,552,000	3,578,640
Columbus McKinnon Corp., Sr. Unsec. Gtd. Sub. Global Notes, 7.88%, 02/01/19	455,000	491,400
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/20(b)	4,343,000	4,603,580
		8,673,620

Integrated Telecommunication Services–0.08%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 01/15/22(b)	973,000	1,012,796

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Altice Finco S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 8.13%, 01/15/24(b)	$300,000	$322,890
		1,335,686

Internet Software & Services–0.72%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/22	10,958,000	11,505,900
Equinix Inc., Sr. Unsec. Notes, 7.00%, 07/15/21	450,000	501,750
		12,007,650

Leisure Facilities–0.19%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/21	2,835,000	2,891,700
Speedway Motorsports Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 02/01/19	290,000	308,125
		3,199,825

Managed Health Care–0.09%
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.75%, 11/15/20	1,471,000	1,544,550

Marine–0.41%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. Mortgage Notes, 8.13%, 11/15/21(b)	6,435,000	6,728,985

Metal & Glass Containers–0.04%
Ball Corp., Sr. Unsec. Gtd. Notes, 5.75%, 05/15/21	653,000	697,078

Movies & Entertainment–1.30%
AMC Entertainment Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 02/15/22(b)	1,991,000	2,025,842
DreamWorks Animation SKG, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 08/15/20(b)	4,398,000	4,738,845
Live Nation Entertainment Inc., Sr. Unsec. Gtd. Notes, 7.00%, 09/01/20(b)	8,570,000	9,427,000
Outerwall, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 03/15/19	5,131,000	5,361,895
		21,553,582

Office Services & Supplies–0.07%
Interface Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 12/01/18	1,117,000	1,200,775

Oil & Gas Drilling–0.82%
Atwood Oceanics Inc., Sr. Unsec. Notes, 6.50%, 02/01/20	806,000	871,488
Odebrecht Offshore Drilling Finance Ltd. (Brazil), Sr. Sec. Gtd. Notes, 6.63%, 10/01/22(b)	1,588,000	1,631,268

	Principal Amount	Value
Oil & Gas Drilling–(continued)
Parker Drilling Co., Sr. Unsec. Gtd. Notes, 6.75%, 07/15/22(b)	$353,000	$367,120
7.50%, 08/01/20(b)	2,805,000	3,008,363
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/21	3,569,000	3,836,675
6.63%, 11/15/20	3,597,000	3,875,767
		13,590,681

Oil & Gas Equipment & Services–1.97%
Basic Energy Services, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/15/19	1,015,000	1,086,050
Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/22	5,929,000	6,314,385
Calfrac Holdings L.P. (Canada), Sr. Unsec. Gtd. Notes, 7.50%, 12/01/20(b)	4,148,000	4,350,215
Exterran Partners L.P./EXLP Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/01/21	10,771,000	10,717,145
Gulfmark Offshore Inc., Sr. Unsec. Global Notes, 6.38%, 03/15/22	8,795,000	9,102,825
Hiland Partners L.P./Hiland Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.25%, 10/01/20(b)	400,000	434,000
Key Energy Services, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 03/01/21	680,000	712,300
		32,716,920

Oil & Gas Exploration & Production–7.16%
Antero Resources Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/20	2,953,000	3,167,093
Sr. Unsec. Gtd. Notes, 5.38%, 11/01/21(b)	6,140,000	6,308,850
Berry Petroleum Co. LLC, Sr. Unsec. Notes, 6.38%, 09/15/22	3,839,000	4,021,352
6.75%, 11/01/20	2,962,000	3,147,125
Bonanza Creek Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/21	9,036,000	9,758,880
Chaparral Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 11/15/22	3,157,000	3,441,130
8.25%, 09/01/21	6,281,000	6,909,100
Chesapeake Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/15/20	3,013,000	3,464,950
Sr. Unsec. Gtd. Notes, 6.63%, 08/15/20	1,941,000	2,223,658
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 5.88%, 05/01/22	7,163,000	7,789,762
Energy XXI Gulf Coast, Inc., Sr. Unsec. Gtd. Notes, 7.50%, 12/15/21(b)	6,364,000	6,666,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EV Energy Partners L.P./EV Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 8.00%, 04/15/19	$4,859,000	$5,041,212
EXCO Resources Inc., Sr. Unsec. Gtd. Notes, 7.50%, 09/15/18	2,903,000	2,939,288
Halcon Resources Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/21	8,686,000	8,859,720
Sr. Unsec. Gtd. Notes, 9.75%, 07/15/20(b)	3,263,000	3,450,622
Kodiak Oil & Gas Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 02/01/22	1,104,000	1,142,640
Laredo Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/22	593,000	661,195
Linn Energy LLC/Linn Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 7.75%, 02/01/21	400,000	435,000
MEG Energy Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.50%, 03/15/21(b)	9,979,000	10,577,740
QEP Resources Inc., Sr. Unsec. Global Notes, 5.25%, 05/01/23	140,000	140,000
Range Resources Corp., Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/22	825,000	853,875
5.75%, 06/01/21	2,390,000	2,575,225
Rosetta Resources, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/21	3,585,000	3,710,475
Sr. Unsec. Gtd. Notes, 5.88%, 06/01/22	2,765,000	2,854,863
SandRidge Energy Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 03/15/21	9,707,000	10,289,420
SM Energy Co., Sr. Unsec. Global Notes, 6.50%, 11/15/21	1,829,000	1,979,893
6.63%, 02/15/19	285,000	307,088
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.75%, 03/15/21	5,521,000	6,004,087
		118,720,533

Oil & Gas Refining & Marketing–0.05%
Rentech Nitrogen Partners L.P./Rentech Nitrogen Finance Corp., Sec. Gtd. Notes, 6.50%, 04/15/21(b)	225,000	221,344
United Refining Co., Sr. Sec. Gtd. Global Notes, 10.50%, 02/28/18	607,000	681,357
		902,701

Oil & Gas Storage & Transportation–5.18%
Access Midstream Partners L.P./ACMP Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 04/15/21	4,743,000	5,086,867
6.13%, 07/15/22	533,000	580,970
Atlas Pipeline Partners L.P./Atlas Pipeline Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/20	7,352,000	7,903,400

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/15/20	$7,875,000	$8,327,812
Energy Transfer Equity L.P., Sr. Sec. Gtd. Notes, 7.50%, 10/15/20	6,134,000	7,038,765
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 8.38%, 12/15/18(b)	6,552,000	6,977,880
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 5.50%, 02/15/23	3,241,000	3,370,640
6.50%, 08/15/21	3,250,000	3,546,563
NGL Energy Partners L.P./NGL Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.88%, 10/15/21(b)	7,313,000	7,623,802
PVR Partners L.P./Penn Virginia Resource Finance Corp. II, Sr. Unsec. Gtd. Global Notes, 6.50%, 05/15/21	3,721,000	3,981,470
8.38%, 06/01/20	2,771,000	3,110,448
Regency Energy Partners L.P./Regency Energy Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/01/20	1,381,000	1,453,503
Sr. Unsec. Gtd. Notes, 6.50%, 07/15/21	3,325,000	3,615,937
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 08/01/22	869,000	936,348
6.88%, 02/01/21	7,422,000	8,071,425
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/20	2,460,000	2,770,575
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/20	6,517,000	6,826,557
6.13%, 10/15/21	1,365,000	1,433,250
Sr. Unsec. Gtd. Notes, 5.88%, 10/01/20(b)	3,161,000	3,311,148
		85,967,360

Other Diversified Financial Services–0.60%
Jefferies Finance LLC/JFIN Co-Issuer Corp., Sr. Unsec. Notes, 7.38%, 04/01/20(b)	4,493,000	4,762,580
Oxford Finance LLC/Oxford Finance Co-Issuer Inc., Sr. Unsec. Notes, 7.25%, 01/15/18(b)	4,915,000	5,234,475
		9,997,055

Packaged Foods & Meats–2.19%
Bertin S.A./Bertin Finance Ltd. (Brazil), Sr. Unsec. Gtd. Bonds, 10.25%, 10/05/16(b)	1,875,000	2,118,750
REGS, Sr. Unsec. Gtd. Euro Bond, 10.25%, 10/05/16(b)	1,029,000	1,161,227

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Fund

	Principal Amount	Value
Packaged Foods & Meats–(continued)
Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/16	$6,025,000	$5,923,328
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/19(b)	4,853,000	5,034,987
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/20(b)	3,249,000	3,484,552
JBS S.A. (Brazil), Sr. Unsec. Notes, 10.50%, 08/04/16 (Acquired 10/22/13-02/19/14; Cost $1,087,948)(b)	974,000	1,103,055
REGS, Sr. Unsec. Euro Notes, 10.50%, 08/04/16(b)	203,000	229,390
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 06/01/21(b)	1,870,000	1,984,538
Post Holdings Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 02/15/22	4,277,000	4,661,930
Simmons Foods Inc., Sec. Notes, 10.50%, 11/01/17(b)	4,517,000	4,923,530
Smithfield Foods Inc., Sr. Unsec. Notes, 5.25%, 08/01/18(b)	1,148,000	1,214,010
5.88%, 08/01/21(b)	1,148,000	1,188,180
Wells Enterprises Inc., Sr. Sec. Notes, 6.75%, 02/01/20(b)	3,132,000	3,253,365
		36,280,842

Paper Packaging–0.07%
Beverage Packaging Holdings Luxembourg II S.A., Sr. Unsec. Gtd. Notes, 5.63%, 12/15/16(b)	711,000	734,996
Sr. Unsec. Gtd. Sub. Notes, 6.00%, 06/15/17(b)	367,000	382,598
		1,117,594

Paper Products–0.55%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 7.13%, 11/01/18	180,000	192,600
Neenah Paper Inc., Sr. Unsec. Gtd. Notes, 5.25%, 05/15/21(b)	1,073,000	1,070,318
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/20	7,588,000	7,853,580
		9,116,498

Personal Products–0.47%
Albea Beauty Holdings S.A. (France), Sr. Sec. Gtd. Notes, 8.38%, 11/01/19(b)	7,156,000	7,731,475

Pharmaceuticals–1.33%
Capsugel S.A., Sr. Unsec. PIK Notes, 7.00%, 05/15/19(b)	897,000	935,347

	Principal Amount	Value
Pharmaceuticals–(continued)
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 12/01/21(b)	$5,504,000	$5,861,760
6.38%, 10/15/20(b)	3,215,000	3,528,463
6.75%, 08/15/21(b)	2,318,000	2,538,210
7.25%, 07/15/22(b)	1,180,000	1,315,700
7.50%, 07/15/21(b)	6,900,000	7,883,250
		22,062,730

Real Estate Services–0.20%
CB Richard Ellis Services Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/15/20	3,085,000	3,316,375

Regional Banks–1.43%
AmSouth Bancorp., Unsec. Sub. Deb., 6.75%, 11/01/25	1,245,000	1,368,885
Regions Bank, Unsec. Sub. Global Notes, 6.45%, 06/26/37	2,124,000	2,376,674
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/19	2,825,000	3,220,500
Unsec. Sub. Global Notes, 5.13%, 06/15/17	10,052,000	10,554,600
Zions Bancorp., Series I, Jr. Unsec. Sub. Notes, 5.80%(g)	6,815,000	6,252,763
		23,773,422

Research & Consulting Services–0.41%
FTI Consulting, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 11/15/22	1,820,000	1,888,250
6.75%, 10/01/20	4,435,000	4,845,238
		6,733,488

Security & Alarm Services–0.22%
ADT Corp. (The), Sr. Unsec. Notes, 6.25%, 10/15/21(b)	3,441,000	3,647,460

Semiconductor Equipment–0.60%
Amkor Technology Inc., Sr. Unsec. Global Notes, 6.63%, 06/01/21	9,327,000	9,933,255

Semiconductors–2.13%
Advanced Mico Devices, Inc., Sr. Unsec. Notes, 6.75%, 03/01/19(b)	311,000	314,110
Freescale Semiconductor Inc., Sr. Sec. Gtd. Notes, 6.00%, 01/15/22(b)	5,945,000	6,331,425
Sr. Unsec. Gtd. Global Notes, 8.05%, 02/01/20	7,392,000	8,149,680
10.75%, 08/01/20	5,069,000	5,905,385
Micron Technology Inc., Sr. Unsec. Notes, 5.88%, 02/15/22(b)	5,412,000	5,669,070
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 02/15/21(b)	8,395,000	8,961,662
		35,331,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Fund

	Principal Amount	Value
Specialized Finance–2.30%
Aircastle Ltd., Sr. Unsec. Global Notes, 6.25%, 12/01/19	$5,302,000	$5,792,435
7.63%, 04/15/20	4,412,000	5,029,680
Sr. Unsec. Notes, 4.63%, 12/15/18	1,054,000	1,090,890
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/22	2,934,000	3,095,370
Sr. Unsec. Notes, 5.50%, 02/15/19(b)	5,315,000	5,799,994
Fly Leasing Ltd. (Ireland), Sr. Unsec. Gtd. Global Notes, 6.75%, 12/15/20	1,702,000	1,761,570
International Lease Finance Corp., Sr. Unsec. Global Notes, 4.63%, 04/15/21	1,605,000	1,625,062
5.88%, 04/01/19	1,843,000	2,035,363
5.88%, 08/15/22	2,985,000	3,210,741
Sr. Unsec. Notes, 8.25%, 12/15/20	4,815,000	5,908,908
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Sr. Unsec. Global Notes, 7.38%, 10/01/17	2,630,000	2,807,525
		38,157,538

Specialized REIT’s–0.24%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/01/21	3,688,000	4,010,700

Specialty Chemicals–1.22%
Axalta Coating Systems U.S. Holdings Inc./Axalta Coating Systems Dutch Holding B.V., Sr. Unsec. Gtd. Notes, 7.38%, 05/01/21(b)	640,000	695,200
Chemtura Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/21	2,469,000	2,580,105
Eagle Spinco Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/15/21(b)	868,000	868,000
Ferro Corp., Sr. Unsec. Notes, 7.88%, 08/15/18	332,000	355,240
Magnetation LLC/ Mag Finance Corp., Sr. Sec. Gtd. Notes, 11.00%, 05/15/18(b)	5,986,000	6,764,180
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/23	5,758,000	5,844,370
Sr. Unsec. Notes, 7.38%, 09/15/20	269,000	296,572
PQ Corp., Sec. Notes, 8.75%, 05/01/18(b)	2,635,000	2,911,675
		20,315,342

Specialty Stores–0.69%
Michaels Stores Inc., Sr. Unsec. Gtd. Sub. Notes, 5.88%, 12/15/20(b)	4,164,000	4,210,845

	Principal Amount	Value
Specialty Stores–(continued)
Sally Holdings LLC/Sally Capital Inc., Sr. Unsec. Gtd. Global Bonds, 5.50%, 11/01/23	$2,735,000	$2,782,863
Sr. Unsec. Gtd. Notes, 5.75%, 06/01/22	4,218,000	4,476,352
		11,470,060

Steel–1.93%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 5.75%, 08/05/20	841,000	901,900
6.00%, 03/01/21	7,043,000	7,636,920
6.75%, 02/25/22	1,517,000	1,694,369
Steel Dynamics Inc., Sr. Unsec. Gtd. Global Notes, 6.13%, 08/15/19	5,171,000	5,688,100
6.38%, 08/15/22	1,270,000	1,400,175
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/20(b)	8,045,000	8,567,925
United States Steel Corp., Sr. Unsec. Global Notes, 7.50%, 03/15/22	3,780,000	4,044,600
Sr. Unsec. Notes, 7.38%, 04/01/20	1,896,000	2,076,120
		32,010,109

Technology Distributors–0.23%
Anixter Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/19	3,643,000	3,879,795

Tires & Rubber–0.08%
Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Notes, 6.50%, 03/01/21	1,133,000	1,246,300

Trading Companies & Distributors–0.18%
United Rentals North America Inc., Sec. Gtd. Global Notes, 5.75%, 07/15/18	403,000	433,225
Sr. Unsec. Global Notes, 8.25%, 02/01/21	2,195,000	2,485,838
		2,919,063

Trucking–0.19%
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/20	1,385,000	1,480,219
7.38%, 01/15/21	1,491,000	1,651,282
		3,131,501

Wireless Telecommunication Services–5.79%
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/20(b)	3,525,000	3,762,938
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/21(b)	3,985,000	3,994,963
7.00%, 02/15/20(b)	3,065,000	3,187,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Fund

	Principal Amount		Value
Wireless Telecommunication Services–(continued)
eAccess Ltd. (Japan), Sr. Unsec. Gtd. Notes, 8.25%, 04/01/18(b)		$3,460,000	$3,754,100
MetroPCS Wireless Inc., Sr. Unsec. Gtd. Notes, 6.63%, 11/15/20		8,250,000	8,899,687
SBA Communications Corp., Sr. Unsec. Global Notes, 5.63%, 10/01/19		2,860,000	3,010,150
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 6.90%, 05/01/19		6,241,000	6,911,907
Sprint Communications Inc., Sr. Unsec. Global Notes, 6.00%, 11/15/22		4,751,000	4,893,530
7.00%, 08/15/20		552,000	605,130
11.50%, 11/15/21		2,103,000	2,818,020
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/20(b)		4,480,000	5,174,400
9.00%, 11/15/18(b)		3,883,000	4,756,675
Sprint Corp., Sr. Unsec. Gtd. Notes, 7.88%, 09/15/23(b)		1,686,000	1,871,460
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/21		7,856,000	8,405,920
6.63%, 04/01/23		5,318,000	5,696,908
Sr. Unsec. Gtd. Notes, 6.54%, 04/28/20		1,659,000	1,800,015
6.63%, 04/28/21		3,448,000	3,754,010
6.84%, 04/28/23		1,940,000	2,107,325
Vimpel Communications via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec. Loan Participation Notes, 7.75%, 02/02/21(b)		1,200,000	1,296,000
REGS, Sr. Unsec. Euro Loan Participation Notes, 7.75%, 02/02/21(b)		5,000,000	5,381,250
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)		9,474,000	10,113,495
Sr. Sec. Gtd. Notes, 7.25%, 02/15/18(b)		3,650,000	3,834,781
			96,030,264
Total U.S. Dollar Denominated Bonds and Notes (Cost $1,415,851,882)			1,446,905,147

Non-U.S. Dollar Denominated Bonds & Notes–6.77%(h)
Apparel, Accessories & Luxury Goods–0.30%
Boardriders S.A., Sr. Unsec. Gtd. Notes, 8.88%, 12/15/17(b)	EUR	1,985,000	2,959,087
Takko Luxembourg 2 S.C.A. (Germany), Sr. Sec. Gtd. Notes, 9.88%, 04/15/19(b)	EUR	1,615,000	2,045,277
			5,004,364

Auto Parts & Equipment–0.27%
Autodis S.A. (France), Sr. Sec. Gtd. Notes, 6.50%, 02/01/19(b)	EUR	3,170,000	4,456,324

	Principal Amount		Value
Broadcasting–0.44%
Central European Media Enterprises Ltd. (Czech Republic), REGS, Jr. Sec. Gtd. Euro Notes, 11.63%, 09/15/16(b)	EUR	3,145,000	$4,601,506
CET 21 spol sro (Czech Republic), Sr. Sec. Gtd. Notes, 9.00%, 11/01/17(b)	EUR	1,785,000	2,654,783
			7,256,289

Cable & Satellite–0.60%
Nara Cable Funding Ltd. (Spain), Sr. Sec. Gtd. Notes, 8.88%, 12/01/18(b)	EUR	2,225,000	3,347,726
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/23(b)	GBP	2,000,000	3,566,685
REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%, 04/15/23(b)	GBP	1,700,000	3,031,682
			9,946,093

Casinos & Gaming–0.66%
Gala Group Finance PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.88%, 09/01/18(b)	GBP	3,305,000	5,956,041
Great Canadian Gaming Corp. (Canada), Sr. Unsec. Gtd. Notes, 6.63%, 07/25/22(b)	CAD	5,198,000	4,994,014
			10,950,055

Construction & Engineering–0.11%
Astaldi SpA (Italy), REGS, Sr. Unsec. Euro Notes, 7.13%, 12/01/20(b)	EUR	1,190,000	1,757,667

Construction Materials–0.72%
Manutencoop Facility Management SpA (Italy), Sr. Sec. Gtd. Notes, 8.50%, 08/01/20(b)	EUR	2,680,000	4,050,628
REGS, Sr. Sec. Gtd. Euro Notes, 8.50%, 08/01/20(b)	EUR	1,150,000	1,738,143
Obrascon Huarte Lain S.A. (Spain), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.63%, 03/15/20(b)	EUR	1,600,000	2,477,473
Spie BondCo 3 SCA (Luxembourg), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 11.00%, 08/15/19(b)	EUR	2,370,000	3,745,651
			12,011,895

Department Stores–0.03%
New Look Bondco I PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.75%, 05/14/18(b)	GBP	300,000	546,306

Food Distributors–0.60%
Bakkavor Finance 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 8.25%, 02/15/18(b)	GBP	5,500,000	9,888,969

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Fund

	Principal Amount		Value
Hotels, Resorts & Cruise Lines–0.44%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 7.75%, 06/15/20(b)	EUR	2,330,000	$3,538,400
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/17	GBP	2,030,000	3,748,507
			7,286,907

Independent Power Producers & Energy Traders–0.22%
Infinis PLC (United Kingdom), Sr. Sec. Notes, 7.00%, 02/15/19(b)	GBP	2,020,000	3,661,545

Metal & Glass Containers–0.16%
Greif Nevada Holdings Inc., SCS, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.38%, 07/15/21(b)	EUR	1,590,000	2,584,232

Multi-Sector Holdings–0.29%
Odeon & UCI Finco PLC (United Kingdom), Sr. Sec. Gtd. Notes, 9.00%, 08/01/18(b)	GBP	1,365,000	2,365,692
REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 9.00%, 08/01/18(b)	GBP	1,380,000	2,391,688
			4,757,380

Other Diversified Financial Services–1.02%
AG Spring Finance II Ltd. (Spain), Sr. Sec. Notes, 9.50%, 06/01/19(b)	EUR	1,520,000	2,218,694
REGS, Sr. Sec. Euro Notes, 9.50%, 06/01/19(b)	EUR	2,815,000	4,108,964
Boats Investments Netherlands B.V. (Netherlands), REGS–Series 97, Sr. Sec. PIK Medium-Term Mortgage Euro Notes, 11.00%, 03/31/17(b)	EUR	1,436,938	923,149
Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.38%, 10/01/19(b)	GBP	430,000	828,040
GCS Holdco Finance I S.A. (Luxembourg), Sr. Sec. Gtd. Notes, 6.50%, 11/15/18(b)	EUR	1,427,000	2,107,566
REGS, Sr. Sec. Gtd. Euro Notes, 6.50%, 11/15/18(b)	EUR	396,000	584,861
Lowell Group Financing PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 10.75%, 04/01/19(b)	GBP	2,925,000	5,583,620
Numericable Finance & Co. SCA (Luxembourg), REGS, Sr. Sec. Euro Notes, 12.38%, 02/15/19(b)	EUR	328,250	553,895
			16,908,789

	Principal Amount		Value
Paper Packaging–0.20%
M&G Finance Luxembourg S.A. (Luxembourg), Jr. Unsec. Gtd. Sub. Euro Notes, 7.50% (g)	EUR	4,100,000	$3,395,538

Personal Products–0.12%
Albea Beauty Holdings S.A. (France), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.75%, 11/01/19(b)	EUR	1,290,000	1,935,498

Research & Consulting Services–0.14%
La Financiere Atalian S.A. (France), REGS, Sr. Unsec. Gtd. Euro Bonds, 7.25%, 01/15/20(b)	EUR	1,550,000	2,299,925

Specialized Finance–0.09%
HSS Financing PLC (United Kingdom), Sr. Sec. Gtd. Notes, 6.75%, 08/01/19(b)	GBP	900,000	1,540,959

Wireless Telecommunication Services–0.36%
Matterhorn Mobile Holdings S.A. (Luxembourg), REGS, Sr. Sec. Gtd. Medium-Term Euro Notes, 8.25%, 02/15/20(b)	EUR	1,420,000	2,156,029
Mobile Challenger Intermediate Group S.A. (Switzerland), Sr. Sec. PIK Notes, 8.75%, 03/15/19(b)	EUR	1,000,000	1,435,512
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Notes, 11.75%, 07/15/17(b)	EUR	1,675,000	2,460,433
			6,051,974
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $101,763,034)			112,240,709

	Shares
Preferred Stocks–1.47%
Consumer Finance–0.37%
Ally Financial Inc., Series G, 7.00% Pfd.(b)		6,152	6,095,671

Diversified Banks–0.34%
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Sub. Pfd.		226,958	5,673,950

Industrial REIT’s–0.07%
DuPont Fabros Technology, Inc., Series B, 7.63% Pfd.		49,835	1,225,443

Multi-Line Insurance–0.52%
Hartford Financial Services Group Inc. (The), 7.88% Jr. Sub. Pfd.		290,255	8,577,035

Tires & Rubber–0.17%
Goodyear Tire & Rubber Co. (The), $2.94 Conv. Pfd.		39,079	2,902,006
Total Preferred Stocks (Cost $17,934,776)			24,474,105

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Fund

	Shares	Value
Common Stocks & Other Equity Interests–1.46%
Apparel, Accessories & Luxury Goods–0.00%
HCI Direct, Inc.–Class A(i)	1,000	$0

Automobile Manufacturers–0.77%
General Motors Co.(j)	229,258	8,299,140
General Motors Co.–Wts. expiring 07/10/16(i)(j)	82,196	2,216,004
General Motors Co.–Wts. expiring 07/10/19(i)(j)	82,196	1,516,516
Motors Liquidation Co. GUC Trust(i)	21,555	677,258
		12,708,918

Broadcasting–0.00%
Adelphia Communications Corp.(k)	50,250	39,195
Adelphia Recovery Trust– Series ACC-1(k)	4,846,549	38,773
Adelphia Recovery Trust–Series Arahova(k)	2,211,702	1,106
		79,074

Construction Materials–0.34%
U.S. Concrete, Inc.(i)	209,869	5,712,634

Forest Products–0.00%
Emerald Plantation Holdings Ltd. (Cayman Islands)(f)(i)	79,899	12,784

Integrated Telecommunication Services–0.26%
Hawaiian Telcom Holdco Inc.–Wts. expiring 10/28/15(i)	22,376	326,690
Largo Ltd. (Luxembourg)–Class A(i)	312,510	391,241
Largo Ltd. (Luxembourg)–Class B(i)	2,812,600	3,521,184
Ventelo, Inc. (United Kingdom) (Acquired 06/28/02; Cost $0)(b)(i)	73,021	0
		4,239,115

	Shares	Value
Leisure Products–0.00%
HF Holdings, Inc. (Acquired 09/29/09; Cost; $6,855,236)(b)(i)	36,820	$0

Paper Products–0.07%
NewPage Holdings Inc. (Acquired 07/21/11-08/29/11; Cost $3,061,958)(b)(l)	14,192	1,177,936

Semiconductors–0.02%
Magnachip Semiconductor Corp. (South Korea)(i)	20,834	307,093
Total Common Stocks & Other Equity Interests (Cost $58,595,248)		24,237,554

	Principal Amount
U.S. Treasury Bills–0.03%
0.05%, 05/01/14 (Cost $469,958)(m)(n)	$470,000	469,977

	Shares
Money Market Funds–0.37%
Liquid Assets Portfolio–Institutional Class(o)	3,080,484	3,080,484
Premier Portfolio– Institutional Class(o)	3,080,483	3,080,483
Total Money Market Funds (Cost $6,160,967)		6,160,967
TOTAL INVESTMENTS–97.33% (Cost $1,600,775,865)		1,614,488,459
OTHER ASSETS LESS LIABILITIES–2.67%		44,249,747
NET ASSETS–100.00%		$1,658,738,206

Investment Abbreviations:

CAD	– Canadian Dollar
Conv.	– Convertible
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro

GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred

PIK	– Payment in Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $670,711,779, which represented 40.44% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2014 was $32,575, which represented less than 1% of the Fund’s Net Assets.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Acquired as part of the Sino-Forest Corp. reorganization.
(g)	Perpetual bond with no specified maturity date.
(h)	Foreign denominated security. Principal amount is denominated in currency indicated.
(i)	Non-income producing security.
(j)	Acquired as part of the General Motors reorganization.
(k)	Non-income producing security acquired as part of the Adelphia Communications bankruptcy reorganization.
(l)	Non-income producing security acquired as part of the NewPage Corp. bankruptcy reorganization.
(m)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(n)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1N and Note 5.
(o)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,594,614,898)	$1,608,327,492
Investments in affiliated money market funds, at value and cost	6,160,967
Total investments, at value (Cost $1,600,775,865)	1,614,488,459
Cash	1,595,146
Foreign currencies, at value (Cost $9,851,342)	9,902,620
Receivable for:
Investments sold	9,663,422
Variation margin	63,875
Fund shares sold	3,487,392
Dividends and interest	30,698,473
Unrealized appreciation on swap agreements	1,037,776
Premiums paid on swap agreements	5,524
Investment for trustee deferred compensation and retirement plans	351,531
Other assets	63,763
Total assets	1,671,357,981

Liabilities:
Payable for:
Investments purchased	5,294,326
Fund shares reacquired	1,954,181
Dividends	2,189,228
Forward foreign currency contracts outstanding	1,774,408
Accrued fees to affiliates	900,034
Accrued trustees’ and officers’ fees and benefits	5,488
Trustee deferred compensation and retirement plans	502,110
Total liabilities	12,619,775
Net assets applicable to shares outstanding	$1,658,738,206

Net assets consist of:
Shares of beneficial interest	$1,789,459,071
Undistributed net investment income	(4,182,860)
Undistributed net realized gain (loss)	(139,635,939)
Net unrealized appreciation	13,097,934
$1,658,738,206

Net Assets:
Class A	$1,082,200,950
Class B	$26,840,241
Class C	$129,599,382
Class Y	$98,559,302
Investor Class	$143,960,875
Class R5	$92,062,717
Class R6	$85,514,739

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	237,610,105
Class B	5,883,381
Class C	28,521,414
Class Y	21,591,425
Investor Class	31,597,561
Class R5	20,254,762
Class R6	18,803,366
Class A:
Net asset value per share	$4.55
Maximum offering price per share
(Net asset value of $4.55 ÷ 95.75%)	$4.75
Class B:
Net asset value and offering price per share	$4.56
Class C:
Net asset value and offering price per share	$4.54
Class Y:
Net asset value and offering price per share	$4.56
Investor Class:
Net asset value and offering price per share	$4.56
Class R5:
Net asset value and offering price per share	$4.55
Class R6:
Net asset value and offering price per share	$4.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$102,294,760
Dividends	2,537,958
Dividends from affiliated money market funds	14,899
Total investment income	104,847,617

Expenses:
Advisory fees	8,098,038
Administrative services fees	387,943
Custodian fees	105,298
Distribution fees:
Class A	2,611,101
Class B	303,678
Class C	1,234,673
Investor Class	374,580
Transfer agent fees — A, B, C, Y and Investor	2,141,364
Transfer agent fees — R5	86,894
Transfer agent fees — R6	10,984
Trustees’ and officers’ fees and benefits	99,519
Other	455,386
Total expenses	15,909,458
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(331,971)
Net expenses	15,577,487
Net investment income	89,270,130

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	37,479,011
Foreign currencies	186,965
Forward foreign currency contracts	(2,057,072)
Futures contracts	(295,763)
Swap agreements	1,611,538
36,924,679
Change in net unrealized appreciation (depreciation) of:
Investment securities	745,088
Foreign currencies	133,344
Forward foreign currency contracts	(4,415,168)
Futures contracts	(39,406)
Swap agreements	207,027
(3,369,115)
Net realized and unrealized gain	33,555,564
Net increase in net assets resulting from operations	$122,825,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$89,270,130	$88,593,966
Net realized gain	36,924,679	28,828,468
Change in net unrealized appreciation (depreciation)	(3,369,115)	50,940,034
Net increase in net assets resulting from operations	122,825,694	168,362,468

Distributions to shareholders from net investment income:
Class A	(59,783,886)	(59,933,425)
Class B	(1,512,153)	(2,077,591)
Class C	(6,157,248)	(5,779,910)
Class Y	(5,447,469)	(3,102,238)
Investor Class	(8,578,835)	(7,739,735)
Class R5	(5,222,341)	(6,408,720)
Class R6	(4,509,375)	(1,511,697)
Total distributions from net investment income	(91,211,307)	(86,553,316)

Share transactions–net:
Class A	(60,223,903)	101,574,370
Class B	(9,693,570)	(11,016,762)
Class C	5,092,293	1,109,814
Class Y	39,000,655	7,964,456
Investor Class	(10,731,383)	23,506,393
Class R5	1,488,722	(27,487,745)
Class R6	24,246,922	58,471,457
Net increase (decrease) in net assets resulting from share transactions	(10,820,264)	154,121,983
Net increase in net assets	20,794,123	235,931,135

Net assets:
Beginning of year	1,637,944,083	1,402,012,948
End of year (includes undistributed net investment income of $(4,182,860) and $(204,016), respectively)	$1,658,738,206	$1,637,944,083

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco High Yield Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

24                         Invesco High Yield Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

25                         Invesco High Yield Fund

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination

26                         Invesco High Yield Fund

events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

L.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

27                         Invesco High Yield Fund

O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.625%
Next $300 million	0.55%
Next $500 million	0.50%
Over $1 billion	0.45%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25% respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 0.89%, 1.64%, 1.64%, 0.64%, 0.89%, 0.64% and 0.64% respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $35,530 and reimbursed class level expenses of $208,047, $6,049, $24,594, $18,088, $29,846 and $5,809 of Class A, Class B, Class C, Class Y, Investor Class and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $131,075 in front-end sales commissions from the sale of Class A shares and $3,642, $36,446 and $8,131 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

28                         Invesco High Yield Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$42,930,262	$11,942,364	$0	$54,872,626
U.S. Treasury Securities	—	469,977	—	469,977
Corporate Debt Securities	—	1,446,905,147	0	1,446,905,147
Foreign Debt Securities	—	112,240,709	—	112,240,709
	42,930,262	1,571,558,197	0	1,614,488,459
Forward Foreign Currency Contracts*	—	(1,774,408)	—	(1,774,408)
Futures*	(39,406)	—	—	(39,406)
Swap Agreements*	—	1,037,776	—	1,037,776
Total Investments	$42,890,856	$1,570,821,565	$—	$1,613,712,421

*	Unrealized appreciation (depreciation).

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2014, the Fund engaged in securities purchases of $3,872,786.

NOTE 5—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$1,037,776	$—
Currency risk
Forward foreign currency contracts(a)	153,998	(1,928,406)
Interest rate risk
Futures contracts(b)	—	(39,406)
Total	$1,191,774	$(1,967,812)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements and Forward foreign currency contracts outstanding, respectively.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

29                         Invesco High Yield Fund

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Forward Foreign Currency Contracts*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$—	$1,611,538
Currency risk	—	(2,057,072)	—
Interest rate risk	(295,763)	—	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	—	—	207,027
Currency risk	—	(4,415,168)	—
Interest rate risk	(39,406)	—	—
Total	$(335,169)	$(6,472,240)	$1,818,565

*	The average notional value of futures contracts, forward foreign currency contracts and swap agreements outstanding during the period was $15,350,275, $108,041,830 and $15,935,417, respectively.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
03/06/14	Citigroup Global Markets Inc.	EUR	60,538,824	USD	82,668,220	$83,562,030	$(893,810)
03/06/14	Citigroup Global Markets Inc.	USD	10,692,974	EUR	7,858,389	10,846,972	153,998
03/06/14	RBC Capital Markets Corp.	GBP	21,992,312	USD	35,934,437	36,824,674	(890,237)
04/14/14	Citigroup Global Markets Inc.	GBP	3,058,270	USD	5,028,718	5,119,454	(90,736)
04/29/14	RBC Capital Markets Corp.	CAD	6,770,000	USD	6,051,559	6,105,182	(53,623)
Total forward foreign currency contracts							$(1,774,408)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U. S. Treasury 10 Year Notes	Short	292	June-2014	$(36,363,125)	$(39,406)

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
JP Morgan Securities Inc.	CDX North America High Yield — Series 17	Sell	5.00%	12/20/2016	1.95%	$4,800,000	$(114,339)	$511,509
JP Morgan Securities Inc.	CDX North America High Yield — Series 5	Sell	5.00	12/20/2017	2.41	7,000,000	119,863	526,267
Total Credit Default Swap Agreements							$5,524	$1,037,776

(a)	Implied credit spreads represent the current level as of February 28, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

30                         Invesco High Yield Fund

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$153,998	$(153,998)	$—	$—	$—	$—
JP Morgan Securities Inc.	1,157,639	(114,339)	1,043,300	—	—	1,043,300
Total	$1,311,637	$(268,337)	$1,043,300	$—	$—	$1,043,300

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Citigroup Global Markets Inc.	$984,546	$(153,998)	$830,548	$—	$—	$830,548
JP Morgan Securities Inc.	114,339	(114,339)	—	—	—	—
RBC Capital Markets Corp.	943,860	—	943,860	—	—	943,860
Bank of America Securities LLC	39,406	—	39,406	(39,406)	—	—
Total	$2,082,151	$(268,337)	$1,813,814	$(39,406)	$—	$1,774,408

*	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,008.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

31                         Invesco High Yield Fund

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$91,211,307	$86,553,316

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$2,013,227
Net unrealized appreciation — investments	7,895,518
Net unrealized appreciation — other investments	1,199,154
Capital loss carryforward	(141,356,513)
Temporary book/tax differences	(472,251)
Shares of beneficial interest	1,789,459,071
Total net assets	$1,658,738,206

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to defaulted bonds and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $33,214,133 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$39,242,336	$—	$39,242,336
February 28, 2018	102,114,177	—	102,114,177
Total capital loss carryforward	$141,356,513	$—	$141,356,513

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,144,157,366 and $1,232,144,867, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$81,934,120
Aggregate unrealized (depreciation) of investment securities	(74,038,602)
Net unrealized appreciation of investment securities	$7,895,518

Cost of investments for tax purposes is $1,606,592,941.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, expired and disallowed capital loss carryforwards and bond premium amortization, on February 28, 2014, undistributed net investment income was decreased by $595,972, undistributed net realized gain (loss) was increased by $126,274,199 and shares of beneficial interest was decreased by $125,678,227. Further, as a result of tax deferrals acquired in the reorganization of Invesco High Yield Securities Fund into the Fund, undistributed net investment income was decreased by $1,441,695, undistributed net realized gain was decreased by $140,200,233 and shares of beneficial interest was increased by $141,641,928. These reclassifications had no effect on the net assets of the Fund.

32                         Invesco High Yield Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	84,249,488	$375,007,274	90,842,609	$390,650,165
Class B	596,982	2,650,611	1,117,971	4,822,563
Class C	6,159,447	27,447,816	8,797,091	38,011,970
Class Y	27,397,906	121,897,065	12,469,605	53,627,030
Investor Class	12,046,197	53,980,991	12,708,064	55,184,764
Class R5	8,481,732	37,859,930	10,629,253	45,530,329
Class R6(b)	5,603,779	25,168,591	13,465,113	58,729,883

Issued as reinvestment of dividends:
Class A	8,621,667	38,484,988	9,001,246	38,926,760
Class B	241,577	1,079,492	342,536	1,481,186
Class C	976,220	4,343,771	923,765	3,985,651
Class Y	806,737	3,606,208	575,195	2,491,970
Investor Class	1,670,961	7,457,318	1,513,489	6,551,407
Class R5	1,171,666	5,219,298	1,435,793	6,168,222
Class R6	1,012,891	4,509,375	342,407	1,511,697

Automatic conversion of Class B shares to Class A shares:
Class A	1,076,680	4,811,151	1,825,652	7,877,547
Class B	(1,074,203)	(4,811,151)	(1,820,925)	(7,877,547)

Issued in connection with acquisitions:(c)
Class A	14,806,598	64,859,903	—	—
Class C	2,168,323	9,477,444	—	—
Class Y	9,251,122	40,623,426	—	—

Reacquired:
Class A	(122,348,061)	(543,387,219)	(78,490,346)	(335,880,102)
Class B	(1,930,084)	(8,612,522)	(2,179,479)	(9,442,964)
Class C	(8,140,907)	(36,176,738)	(9,574,990)	(40,887,807)
Class Y	(28,480,162)	(127,126,044)	(11,222,432)	(48,154,544)
Investor Class	(16,287,286)	(72,169,692)	(8,861,376)	(38,229,778)
Class R5	(9,327,267)	(41,590,506)	(18,247,964)	(79,186,296)
Class R6	(1,220,571)	(5,431,044)	(400,253)	(1,770,123)
Net increase (decrease) in share activity	(2,468,568)	$(10,820,264)	35,192,024	$154,121,983

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 38% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco High Yield Securities Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on July 2, 2013. The acquisition was accomplished by a tax-free exchange of 26,226,043 shares of the Fund for 6,501,572 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Shares of the Target Fund were exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund on the close of business, July 12, 2013. The Target Fund’s net assets as of the close of business on July 12, 2013 of $114,960,773, including $(25,707,449) of unrealized appreciation (depreciation), were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,367,661,204 and $1,482,621,977 immediately after the acquisition.
The pro forma results of operations for the year ended February 28, 2014 assuming the reorganization had been completed on March 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income	$91,774,441
Net realized/unrealized gains	31,162,099
Change in net assets resulting from operations	$122,936,540

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since July 15, 2013.

33                         Invesco High Yield Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 02/28/14	$4.47	$0.25	$0.09	$0.34	$(0.26)	$4.55	7.78%	$1,082,201	0.95	%(e)	0.97	%(e)	5.60	%(e)	76%
Year ended 02/28/13	4.23	0.26	0.23	0.49	(0.25)	4.47	12.02	1,122,186	0.88		0.98		5.98		54
Year ended 02/29/12	4.33	0.29	(0.09)	0.20	(0.30)	4.23	4.89	964,405	0.90		1.01		6.93		65
Year ended 02/28/11	4.03	0.31	0.30	0.61	(0.31)	4.33	15.73	532,779	0.99		1.04		7.36		91
Period ended 02/28/10	3.64	0.19	0.39	0.58	(0.19)	4.03	16.15	460,987	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(0.33)	0.02	(0.36)	3.64	2.38	397,072	1.12		1.21		10.74		104
Class B
Year ended 02/28/14	4.48	0.22	0.08	0.30	(0.22)	4.56	6.98	26,840	1.70	(e)	1.72	(e)	4.85	(e)	76
Year ended 02/28/13	4.24	0.23	0.23	0.46	(0.22)	4.48	11.18	36,049	1.63		1.73		5.23		54
Year ended 02/29/12	4.34	0.25	(0.09)	0.16	(0.26)	4.24	4.11	44,904	1.65		1.76		6.18		65
Year ended 02/28/11	4.04	0.28	0.30	0.58	(0.28)	4.34	14.86	37,460	1.74		1.79		6.61		91
Period ended 02/28/10	3.65	0.17	0.39	0.56	(0.17)	4.04	15.63	41,726	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.99	0.33	(0.33)	0.00	(0.34)	3.65	1.63	42,365	1.87		1.96		9.99		104
Class C
Year ended 02/28/14	4.46	0.22	0.08	0.30	(0.22)	4.54	6.99	129,599	1.70	(e)	1.72	(e)	4.85	(e)	76
Year ended 02/28/13	4.22	0.23	0.23	0.46	(0.22)	4.46	11.21	121,940	1.63		1.73		5.23		54
Year ended 02/29/12	4.32	0.25	(0.09)	0.16	(0.26)	4.22	4.10	114,854	1.65		1.76		6.18		65
Year ended 02/28/11	4.02	0.28	0.30	0.58	(0.28)	4.32	14.90	75,278	1.74		1.79		6.61		91
Period ended 02/28/10	3.64	0.17	0.38	0.55	(0.17)	4.02	15.38	58,958	1.73	(f)	1.79	(f)	7.56	(f)	62
Year ended 07/31/09	3.97	0.32	(0.31)	0.01	(0.34)	3.64	1.86	56,672	1.87		1.96		9.99		104
Class Y
Year ended 02/28/14	4.48	0.26	0.09	0.35	(0.27)	4.56	8.04	98,559	0.70	(e)	0.72	(e)	5.85	(e)	76
Year ended 02/28/13	4.24	0.27	0.23	0.50	(0.26)	4.48	12.28	56,459	0.63		0.73		6.23		54
Year ended 02/29/12	4.34	0.30	(0.09)	0.21	(0.31)	4.24	5.16	45,730	0.65		0.76		7.18		65
Year ended 02/28/11	4.04	0.32	0.30	0.62	(0.32)	4.34	16.00	35,235	0.74		0.79		7.61		91
Period ended 02/28/10	3.65	0.19	0.39	0.58	(0.19)	4.04	16.28	14,512	0.73	(f)	0.79	(f)	8.56	(f)	62
Year ended 07/31/09(g)	3.58	0.30	0.07	0.37	(0.30)	3.65	12.44	11,883	0.87	(f)	0.98	(f)	10.99	(f)	104
Investor Class
Year ended 02/28/14	4.47	0.25	0.10	0.35	(0.26)	4.56	8.01	143,961	0.95	(e)	0.97	(e)	5.60	(e)	76
Year ended 02/28/13	4.23	0.25	0.24	0.49	(0.25)	4.47	12.05	152,690	0.88		0.98		5.98		54
Year ended 02/29/12	4.33	0.29	(0.09)	0.20	(0.30)	4.23	4.90	121,909	0.87		0.98		6.96		65
Year ended 02/28/11	4.03	0.31	0.30	0.61	(0.31)	4.33	15.73	134,144	0.99		1.04		7.36		91
Period ended 02/28/10	3.64	0.19	0.39	0.58	(0.19)	4.03	16.16	122,059	0.98	(f)	1.04	(f)	8.31	(f)	62
Year ended 07/31/09	3.98	0.35	(0.33)	0.02	(0.36)	3.64	2.41	104,737	1.11		1.20		10.75		104
Class R5
Year ended 02/28/14	4.46	0.26	0.10	0.36	(0.27)	4.55	8.33	92,063	0.66	(e)	0.67	(e)	5.89	(e)	76
Year ended 02/28/13	4.22	0.26	0.24	0.50	(0.26)	4.46	12.30	88,825	0.64		0.66		6.22		54
Year ended 02/29/12	4.32	0.30	(0.09)	0.21	(0.31)	4.22	5.21	110,212	0.64		0.68		7.19		65
Year ended 02/28/11	4.02	0.32	0.31	0.63	(0.33)	4.32	16.17	82,411	0.64		0.64		7.71		91
Period ended 02/28/10	3.64	0.20	0.38	0.58	(0.20)	4.02	16.10	138,218	0.62	(f)	0.62	(f)	8.67	(f)	62
Year ended 07/31/09	3.97	0.36	(0.31)	0.05	(0.38)	3.64	3.12	133,464	0.68		0.68		11.18		104
Class R6
Year ended 02/28/14	4.46	0.27	0.09	0.36	(0.27)	4.55	8.41	85,515	0.59	(e)	0.59	(e)	5.96	(e)	76
Year ended 02/28/13(g)	4.36	0.12	0.10	0.22	(0.12)	4.46	4.99	59,796	0.58	(f)	0.59	(f)	6.28	(f)	54

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended February 29, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2014, the portfolio turnover calculation excludes the value of securities purchased of $140,432,096 and sold of $41,706,922 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Yield Securities Fund into the Fund. For the period ending February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $458,469,251 and sold of $101,690,878 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen High Yield Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,044,440, $30,368, $123,467, $90,803, $149,832, $86,806 and $73,847 for Class A, Class B, Class C, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(f)	Annualized.
(g)	Commencement date of October 3, 2008 for Class Y shares and September 24, 2012 for Class R6 shares.

34                         Invesco High Yield Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

35                         Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,076.60	$5.10	$1,019.89	$4.96	0.99%
B	1,000.00	1,075.10	8.95	1,016.17	8.70	1.74
C	1,000.00	1,072.80	8.94	1,016.17	8.70	1.74
Y	1,000.00	1,077.80	3.81	1,021.12	3.71	0.74
Investor	1,000.00	1,079.00	5.10	1,019.89	4.96	0.99
R5	1,000.00	1,080.80	3.51	1,021.42	3.41	0.68
R6	1,000.00	1,081.20	3.10	1,021.82	3.01	0.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

36                         Invesco High Yield Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	2.09%
Corporate Dividends Received Deduction*	1.60%
U.S. Treasury Obligation*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

37                         Invesco High Yield Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco High Yield Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	HYI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Limited Maturity Treasury Fund

Nasdaq:
A: LMTAX ▪ A2: SHTIX ▪ Y: LMTYX ▪ R5: ALMIX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
19	Financial Highlights
20	Auditor's Report
21	Fund Expenses
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Limited Maturity Treasury Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Limited Maturity Treasury Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, Invesco Limited Maturity Treasury Fund, at net asset value (NAV), lagged its broad market and style-specific indexes. The Fund’s underperformance of the Barclays U.S. Aggregate Index and the Barclays 1–2 Year U.S. Government Bond Index can be attributed to its exposure solely to short-term US Treasury securities, which underperformed other fixed income asset classes, including short-term US agency bonds.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.20%
Class A2 Shares	-0.10
Class Y Shares	-0.08
Class R5 Shares	-0.16
Barclays U.S. Aggregate Index‚ (Broad Market Index)	0.15
Barclays 1-2 Year U.S. Government Bond Index‚ (Style-Specific Index)	0.45
Lipper Short U.S. Treasury Funds Classification Average■ (Peer Group)	2.82

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests principally in short-term US Treasury notes with remaining maturities of five years or less at the time of purchase and seeks to maintain a weighted average maturity of three years or less. The Fund may also maintain a portion of its assets in cash and cash equivalents to handle daily cash needs or to assume a temporary defensive position during adverse market conditions.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by independent specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of current income and capital appreciation.

    Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all

Portfolio Composition
By US Treasuries
Maturity Date	Coupon Rate	% of Total Net Assets
5/1/2014	0.02%	0.02%
5/0/2014	0.05	0.02
5/1/2014	0.11	0.06
11/13/2014	0.09	0.03
8/31/2015	0.38	3.43
8/31/2015	1.25	1.39
9/30/2015	0.25	6.85
10/31/2015	1.25	10.55
12/31/2015	0.25	7.41
12/31/2015	2.13	5.30
1/31/2016	2.00	2.83
2/15/2016	0.38	10.44
5/15/2016	0.25	0.45
6/15/2016	0.50	3.20
8/31/2016	1.00	9.35
10/31/2016	1.00	4.50
11/30/2016	0.88	4.59
3/31/2017	1.00	6.55
4/30/2017	0.88	10.06
6/30/2017	0.75	1.02
8/31/2017	0.63	9.92
9/30/2017	0.63	2.96
Other Assets Less Liabilities		(0.93)

Total Net Assets	$87.7 million

Total Number of Holdings	22

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration and yield curve positioning).
■	The need to limit or reduce exposure to a particular part of the yield curve.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the fiscal year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unexceptional at the beginning of the fiscal year, but from late May through June, bond and stock markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer term bond yields rose, with the benchmark 10-year US

4                         Invesco Limited Maturity Treasury Fund

Treasury yield breaking 3% by the end of 2013.1 Despite interest rate declines and credit market rallies during January and February 2014, respectively, intermediate to longer-term, high credit quality, rate-sensitive segments of the US bond market either lost ground or produced very modest positive returns for the full reporting period. In contrast, lower-quality credit and less rate-sensitive segments of the bond market, such as high yield bonds, bank loans and short-term bonds were among the few bond market segments that delivered positive total returns for the reporting period.

    With this economic and market environment as a backdrop, the short-term US government bond market returned a modest 0.45% for the fiscal year, as measured by the Fund’s style-specific benchmark, the Barclays 1-2 Year U.S. Government Bond Index. For the reporting period, the Fund, at NAV, generated a slightly negative total return and underperformed its style-specific benchmark.

    In managing first for safety of principal, we seek to minimize fluctuations in the Fund’s share price, or NAV. Over the reporting period, the Fund’s Class A shares’ NAV varied from $10.41 to $10.47, a range of approximately 0.6%. As demand and prices for short-term US Treasury securities fluctuated throughout the fiscal year, so did the NAV of the Fund’s Class A shares, moving from a reporting period high to reporting period low NAV between April and September 2013, before ending the fiscal year near the reporting period average NAV of $10.44.

    One of the Fund’s risk management strategies is to manage interest rate risk exposure by maintaining a short-duration portfolio. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter-duration portfolio tending to be less sensitive to these changes. Yield curve positioning refers to actively emphasizing maturities along the yield curve with favorable risk-return expectations.

    The Fund was positioned slightly longer than its style-specific benchmark to take advantage of the steepness in the yield curve generated by the Fed’s continued easy monetary policies. Performance of the Fund was affected by exposure to maturities longer than the style-specific benchmark as well as exposure to out of index inflation-indexed Treasuries, particularly Treasury inflation-protected securities (TIPs). The additional yield added by extending out the yield curve was more than offset by the impact of rising yields during the fiscal year. Additionally, subdued inflation affected the small portion of the portfolio that was invested in TIPs. US Treasury futures were an important investment tool in the management of our targeted portfolio duration and performed as intended.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for your investment in Invesco Limited Maturity Treasury Fund.

1   Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Case Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury
Fund. He joined Invesco in 1997. Mr. Case earned a BS in finance and economics from Miami University and an MBA from the University of Louisville.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury
Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, portfolio manager, is manager of Invesco Limited Maturity Treasury
Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Limited Maturity Treasury Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/04

1 Source(s): Invesco, Barclays via FactSet Research Systems Inc.

2 Source: Lipper Inc.

*The Fund’s oldest share class (R5) does not have a sales charge, therefore, the second-oldest share class with a sales charge (Class A2) is also included in the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Limited Maturity Treasury Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.42%
10 Years	1.40
5 Years	-0.11
1 Year	-2.71

Class A2 Shares
Inception (12/15/87)	4.27%
10 Years	1.65
5 Years	0.22
1 Year	-1.14

Class Y Shares
10 Years	1.79%
5 Years	0.53
1 Year	-0.08

Class R5 Shares
Inception (7/13/87)	4.53%
10 Years	1.95
5 Years	0.55
1 Year	-0.16

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class Y and Class R5 shares was 0.78%, 0.68%, 0.49% and 0.53%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.43%
10 Years	1.44
5 Years	-0.25
1 Year	-2.80

Class A2 Shares
Inception (12/15/87)	4.29%
10 Years	1.68
5 Years	0.11
1 Year	-1.32

Class Y Shares
10 Years	1.82%
5 Years	0.40
1 Year	-0.27

Class R5 Shares
Inception (7/13/87)	4.55%
10 Years	1.98
5 Years	0.42
1 Year	-0.27

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                         Invesco Limited Maturity Treasury Fund

Invesco Limited Maturity Treasury Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the

Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays 1-2 Year U.S. Government Bond Index is an unmanaged index considered representative of US Treasury and government agency issues with maturities of one to two years.
■	The Lipper Short U.S. Treasury Funds Classification Average represents an average of all funds in the Lipper Short U.S. Treasury Funds classification.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

8                         Invesco Limited Maturity Treasury Fund

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities–100.93%
U.S. Treasury Notes–100.80%
U.S. Treasury Notes	0.38%	08/31/15	$3,000	$3,007,724
U.S. Treasury Notes	1.25%	08/31/15	1,200	1,218,840
U.S. Treasury Notes	0.25%	09/30/15	6,000	6,004,222
U.S. Treasury Notes	1.25%	10/31/15	9,100	9,252,903
U.S. Treasury Notes	0.25%	12/31/15	6,500	6,497,545
U.S. Treasury Notes	2.13%	12/31/15	4,500	4,650,888
U.S. Treasury Notes	2.00%	01/31/16	2,400	2,477,859
U.S. Treasury Notes	0.38%	02/15/16	9,150	9,160,900
U.S. Treasury Notes	0.25%	05/15/16	400	398,783
U.S. Treasury Notes	0.50%	06/15/16	2,800	2,805,051
U.S. Treasury Notes	1.00%	08/31/16	8,100	8,200,741
U.S. Treasury Notes	1.00%	10/31/16	3,900	3,944,263
U.S. Treasury Notes	0.88%	11/30/16	4,000	4,029,785
U.S. Treasury Notes	1.00%	03/31/17	5,700	5,744,293
U.S. Treasury Notes	0.88%	04/30/17	8,800	8,825,780
U.S. Treasury Notes	0.75%	06/30/17	900	896,735
U.S. Treasury Notes	0.63%	08/31/17	8,800	8,704,874
U.S. Treasury Notes	0.63%	09/30/17	2,630	2,597,879
				88,419,065

U.S. Treasury Bills–0.13%
U.S. Treasury Bills(a)(b)	0.02%	05/01/14	20	19,999
U.S. Treasury Bills(a)(b)	0.05%	05/01/14	16	15,999
U.S. Treasury Bills(a)(b)	0.11%	05/01/14	50	49,997
U.S. Treasury Bills(a)(b)	0.09%	11/13/14	30	29,982
				115,977
TOTAL INVESTMENTS–100.93% (Cost $88,312,538)				88,535,042
OTHER ASSETS LESS LIABILITIES–(0.93)%				(815,006)
NET ASSETS–100.00%				$87,720,036

Notes to Schedule of Investments:

(a)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H and Note 4.
(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Limited Maturity Treasury Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $88,312,538)	$88,535,042
Cash	6,198
Receivable for:
Variation margin	13,335
Fund shares sold	331,551
Interest	151,042
Fund expenses absorbed	11,850
Investment for trustee deferred compensation and retirement plans	110,782
Other assets	20,278
Total assets	89,180,078

Liabilities:
Payable for:
Fund shares reacquired	1,272,135
Dividends	200
Accrued fees to affiliates	38,360
Accrued trustees’ and officers’ fees and benefits	3,051
Accrued other operating expenses	23,501
Trustee deferred compensation and retirement plans	122,795
Total liabilities	1,460,042
Net assets applicable to shares outstanding	$87,720,036

Net assets consist of:
Shares of beneficial interest	$87,758,172
Undistributed net investment income	(73,571)
Undistributed net realized gain (loss)	(177,541)
Net unrealized appreciation	212,976
$87,720,036

Net Assets:
Class A	$41,627,277
Class A2	$34,241,846
Class Y	$6,562,889
Class R5	$5,288,024

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	3,985,711
Class A2	3,277,803
Class Y	628,227
Class R5	505,855
Class A
Net asset value per share	$10.44
Maximum offering price per share
(Net asset value of $10.44 ÷ 97.50%)	$10.71
Class A2
Net asset value per share	$10.45
Maximum offering price per share
(Net asset value of $10.45 ÷ 99.00%)	$10.56
Class Y:
Net asset value and offering price per share	$10.45
Class R5:
Net asset value and offering price per share	$10.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Maturity Treasury Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$486,814

Expenses:
Advisory fees	188,242
Administrative services fees	50,000
Custodian fees	4,714
Distribution fees:
Class A	103,148
Class A2	59,321
Transfer agent fees — A, A2 and Y	132,898
Transfer agent fees — R5	5,454
Trustees’ and officers’ fees and benefits	28,022
Registration and filing fees	51,114
Professional services fees	38,531
Other	40,005
Total expenses	701,449
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(239,093)
Net expenses	462,356
Net investment income	24,458

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(63,240)
Futures contracts	(27,949)
(91,189)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(77,269)
Futures contracts	(13,333)
(90,602)
Net realized and unrealized gain (loss)	(181,791)
Net increase (decrease) in net assets resulting from operations	$(157,333)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Maturity Treasury Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$24,458	$67,074
Net realized gain (loss)	(91,189)	7,235
Change in net unrealized appreciation (depreciation)	(90,602)	66,181
Net increase (decrease) in net assets resulting from operations	(157,333)	140,490

Distributions to shareholders from net investment income:
Class A	(28,819)	(16,041)
Class A2	(27,995)	(28,094)
Class Y	(6,832)	(14,713)
Class R5	(5,840)	(7,917)
Total distributions from net investment income	(69,486)	(66,765)

Distributions to shareholders from net realized gains:
Class A	(6,915)	(38,813)
Class A2	(5,977)	(42,738)
Class Y	(1,149)	(10,356)
Class R5	(872)	(5,673)
Total distributions from net realized gains	(14,913)	(97,580)

Share transactions–net:
Class A	(568,427)	(11,311,884)
Class A2	(9,459,969)	(11,478,491)
Class Y	(3,374,243)	(6,173,109)
Class R5	(610,459)	(1,025,633)
Net increase (decrease) in net assets resulting from share transactions	(14,013,098)	(29,989,117)
Net increase (decrease) in net assets	(14,254,830)	(30,012,972)

Net assets:
Beginning of year	101,974,866	131,987,838
End of year (includes undistributed net investment income of $(73,583) and $(43,848), respectively)	$87,720,036	$101,974,866

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Limited Maturity Treasury Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of four different classes of shares: Class A, Class A2, Class Y and Class R5. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and

12                         Invesco Limited Maturity Treasury Fund

other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending

13                         Invesco Limited Maturity Treasury Fund

upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
I.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.20%
Over $500 million	0.175%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y and Class R5 shares to 1.50%, 1.40%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2014, the Adviser waived advisory fees of $9,057 and reimbursed class level expenses of $131,529, $88,059, $6,983 and $3,092 of Class A, Class A2, Class Y, and Class R5 shares, respectively, in order to increase the Fund’s yield.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class A2, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $2,736 and $415 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $350 from Class A shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

14                         Invesco Limited Maturity Treasury Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$88,535,042	$—	$88,535,042
Futures*	(9,528)	—	—	(9,528)
Total Investments	$(9,528)	$88,535,042	$—	$88,525,514

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk
Futures contracts(a)	$2,213	$(11,741)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures*
Realized Gain (Loss)
Interest rate risk	$(27,949)
Change in Unrealized Appreciation (Depreciation)
Interest rate risk	(13,333)
Total	$(41,282)

*	The average notional value of futures outstanding during the period was $11,676,776.

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Short	76	June-2014	$(16,710,500)	$2,213
U.S. Treasury 5 Year Notes	Short	87	June-2014	(10,427,766)	(11,741)
Total Futures Contracts					$(9,528)

15                         Invesco Limited Maturity Treasury Fund

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$2,213	$(2,213)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$11,741	$(2,213)	$9,528	$(9,528)	$—	$—

*	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $373.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

16                         Invesco Limited Maturity Treasury Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$71,274	$145,667
Long-term capital gain	13,125	18,678
Total distributions	$84,399	$164,345

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$36,646
Net unrealized appreciation — investments	214,717
Temporary book/tax differences	(166,634)
Post October capital loss deferral	(74,484)
Capital loss carryforward	(48,381)
Shares of beneficial interest	87,758,172
Total net assets	$87,720,036

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$48,381	$—	$48,381

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of long-term U.S. government obligations purchased and sold by the Fund during the year ended February 28, 2014 was $127,398,977 and $140,455,933, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$214,717
Aggregate unrealized (depreciation) of investment securities	0
Net unrealized appreciation of investment securities	$214,717

Cost of investments for tax purposes is $88,320,325.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of fair settlement distribution, on February 28, 2014, undistributed net investment income was increased by $15,305, undistributed net realized gain (loss) was decreased by $13,507 and shares of beneficial interest was decreased by $1,798. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Limited Maturity Treasury Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	3,063,893	$32,006,741	1,801,949	$18,861,649
Class A2	92,621	968,128	188,711	1,975,627
Class Y	85,671	894,888	165,255	1,730,916
Class R5	114,075	1,192,880	450,230	4,717,848

Issued as reinvestment of dividends:
Class A	3,124	32,574	4,848	50,746
Class A2	2,871	29,965	5,938	62,160
Class Y	721	7,530	2,359	24,696
Class R5	539	5,635	1,054	11,040

Reacquired:
Class A	(3,121,426)	(32,607,742)	(2,888,291)	(30,224,279)
Class A2	(1,000,922)	(10,458,062)	(1,290,834)	(13,516,278)
Class Y	(408,950)	(4,276,661)	(757,708)	(7,928,721)
Class R5	(172,929)	(1,808,974)	(549,175)	(5,754,521)
Net increase (decrease) in share activity	(1,340,712)	$(14,013,098)	(2,865,664)	$(29,989,117)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

18                         Invesco Limited Maturity Treasury Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/14	$10.47	$0.00	$(0.02)	$(0.02)	$(0.01)	$(0.00)	$(0.01)	$10.44	(0.20)%	$41,627	0.50	%(d)	0.83	%(d)	0.02	%(d)	136%
Year ended 02/28/13	10.47	0.01	0.00	0.01	(0.00)	(0.01)	(0.01)	10.47	0.13	42,300	0.48		0.78		0.04		58
Year ended 02/29/12	10.47	0.00	0.06	0.06	(0.01)	(0.05)	(0.06)	10.47	0.54	53,625	0.50		0.75		0.03		138
Year ended 02/28/11	10.52	0.01	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.43	60,707	0.67		0.72		0.10		144
Seven months ended 02/28/10	10.46	0.02	0.06	0.08	(0.02)	—	(0.02)	10.52	0.76	88,726	0.74	(e)	0.74	(e)	0.32	(e)	65
Year ended 07/31/09	10.27	0.12	0.19	0.31	(0.12)	—	(0.12)	10.46	3.06	103,492	0.72		0.72		1.16		157
Class A2
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	(0.00)	(0.01)	10.45	(0.10)	34,242	0.50	(d)	0.73	(d)	0.02	(d)	136
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.47	0.15	43,807	0.46		0.68		0.06		58
Year ended 02/29/12	10.47	0.00	0.06	0.06	(0.01)	(0.05)	(0.06)	10.47	0.54	55,291	0.50		0.65		0.03		138
Year ended 02/28/11	10.52	0.01	0.04	0.05	(0.01)	(0.09)	(0.10)	10.47	0.49	68,724	0.60		0.62		0.17		144
Seven months ended 02/28/10	10.46	0.03	0.06	0.09	(0.03)	—	(0.03)	10.52	0.82	86,019	0.64	(e)	0.64	(e)	0.42	(e)	65
Year ended 07/31/09	10.27	0.13	0.19	0.32	(0.13)	—	(0.13)	10.46	3.16	93,789	0.62		0.62		1.26		157
Class Y
Year ended 02/28/14	10.47	0.00	(0.01)	(0.01)	(0.01)	(0.00)	(0.01)	10.45	(0.08)	6,563	0.48	(d)	0.58	(d)	0.04	(d)	136
Year ended 02/28/13	10.47	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.47	0.19	9,956	0.42		0.53		0.10		58
Year ended 02/29/12	10.47	0.01	0.05	0.06	(0.01)	(0.05)	(0.06)	10.47	0.59	16,135	0.46		0.50		0.07		138
Year ended 02/28/11	10.52	0.03	0.04	0.07	(0.03)	(0.09)	(0.12)	10.47	0.62	15,057	0.47		0.47		0.30		144
Seven months ended 02/28/10	10.46	0.03	0.06	0.09	(0.03)	—	(0.03)	10.52	0.90	9,410	0.49	(e)	0.49	(e)	0.57	(e)	65
Year ended 07/31/09(f)	10.39	0.12	0.06	0.18	(0.11)	—	(0.11)	10.46	1.71	5,240	0.47	(e)	0.47	(e)	1.41	(e)	157
Class R5
Year ended 02/28/14	10.48	0.00	(0.02)	(0.02)	(0.01)	(0.00)	(0.01)	10.45	(0.16)	5,288	0.46	(d)	0.53	(d)	0.06	(d)	136
Year ended 02/28/13	10.48	0.01	0.01	0.02	(0.01)	(0.01)	(0.02)	10.48	0.20	5,912	0.40		0.49		0.12		58
Year ended 02/29/12	10.48	0.01	0.06	0.07	(0.02)	(0.05)	(0.07)	10.48	0.64	6,937	0.40		0.43		0.13		138
Year ended 02/28/11	10.53	0.04	0.03	0.07	(0.03)	(0.09)	(0.12)	10.48	0.65	7,568	0.41		0.41		0.36		144
Seven months ended 02/28/10	10.47	0.04	0.06	0.10	(0.04)	—	(0.04)	10.53	0.97	28,687	0.38	(e)	0.38	(e)	0.68	(e)	65
Year ended 07/31/09	10.28	0.16	0.19	0.35	(0.16)	—	(0.16)	10.47	3.43	21,488	0.35		0.35		1.53		157

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $41,259, $39,548, $7,861 and $5,453 for Class A, Class A2, Class Y and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

19                         Invesco Limited Maturity Treasury Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Limited Maturity Treasury Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

20                         Invesco Limited Maturity Treasury Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,001.70	$2.53	$1,022.27	$2.56	0.51%
A2	1,000.00	1,002.70	2.58	1022.22	2.61	0.52
Y	1,000.00	1,002.70	2.53	1,022.27	2.56	0.51
R5	1,000.00	1,001.90	2.38	1,022.41	2.41	0.48

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

21                         Invesco Limited Maturity Treasury Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$13,125
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22                         Invesco Limited Maturity Treasury Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Limited Maturity Treasury Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Limited Maturity Treasury Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519                     LTD-AR-1             Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Money Market Fund

Nasdaq:
Cash Reserve: AIMXX ■ AX: ACZXX ■ BX: ACYXX ■ CX: ACXXX ■ Investor: INAXX

2 Letters to Shareholders
4 Management's Discussion
5 Supplemental Information
6 Schedule of Investments
11 Financial Statements
13 Notes to Financial Statements
18 Financial Highlights
19 Auditor's Report
20 Fund Expenses
21 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Money Market Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Money Market Fund

Management’s Discussion of your Fund

This annual report for Invesco Money Market Fund covers the fiscal year ended February 28, 2014. As of that date, the Fund had 128 holdings and its net assets totaled $1.2 billion. As of the same date, the Fund’s weighted average maturity was 39 days and the Fund’s weighted average life was 62 days.1

How we invest

The Fund invests only in high-quality US dollar-denominated short-term fixed-income obligations. During the fiscal year covered by this report, as always, your Fund focused on three objectives:

■	Safety of principal.
■	Liquidity.
■	The highest possible yield consistent with safety of principal.

Market conditions affecting money market funds

The fiscal year ended February 28, 2014, was characterized by steady improvement in the US economy and market environment, which continued to be shaped by monetary and fiscal policies. Gross domestic product (GDP), the broadest measure of overall US economic activity, continued to expand in 2013, growing at an annualized rate of 2.6% in the fourth quarter, down from 4.1% in the third quarter.2 At the same time, the labor market continued to improve and inflation remained subdued. The unemployment rate stood at 6.7% in February 2014.3

    Throughout 2013, the US Federal Reserve (the Fed) continued its aggressive monetary stimulus policies, including $40 billion in mortgage-backed securities and $45 billion in longer term Treasury securities it purchased each month as part of the third round of quantitative easing (QE).4 The Fed also maintained its target policy rate in a range of between zero and 0.25%, committing to keep interest rates exceptionally low as long as unemployment remains above 6.5%, while keeping inflation below 2.5%.4

    In May 2013, the Fed first announced that it was considering tapering, or slowing down, its asset purchases. The announcement caused a brief, but broad, sell-off in capital markets in the US and emerging markets. While markets stabilized in midsummer, throughout the second half of the year they continued to be dominated by concerns regarding the timing and scope of possible Fed tapering. Finally, in December 2013, the Fed put an end to the speculation, announcing that it would begin reducing the scope of QE in January 2014. Given the Fed’s commitment to accommodative monetary policy, money market funds continued to operate in an ultra-low interest rate environment.

    Fiscal policy remained a concern throughout the reporting period. A political standoff over raising the US debt limit culminated in a 16-day federal government shutdown in October. A last-minute compromise helped stave off the risk of default but failed to address fundamental spending and tax issues including entitlements. Another debt ceiling deadline neared in February 2014, but a showdown was avoided when Congress voted to raise the debt ceiling without condition until March 2015.

    In an evolving and challenging environment for money market funds, we remain committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield. Thank you for investing with us.

1	Weighted average maturity (WAM) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes.
Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: Bureau of Economic Analysis
3	Source: Bureau of Labor Statistics
4	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/14
1 - 7	37.8%
8 - 30	10.1
31 - 60	19.9
61 - 90	12.1
91 - 180	13.5
181+	6.6

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4                         Invesco Money Market Fund

Invesco Money Market Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

■	Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit, time deposits and bankers acceptances. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the US and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.

■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations; decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.
■	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s

$1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, additional government regulation, including by the SEC, could impact the way the Fund is managed and possibly negatively impacting its return.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
■	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

5                         Invesco Money Market Fund

Schedule of Investments

February 28, 2014

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Commercial Paper–48.92%(a)
Asset-Backed Securities–Consumer Receivables–6.72%
Old Line Funding, LLC(b)	0.17%	04/14/14	$2,300	$2,299,522
Old Line Funding, LLC(b)(c)	0.18%	06/12/14	3,700	3,700,000
Old Line Funding, LLC(b)	0.17%	03/18/14	2,300	2,299,815
Old Line Funding, LLC(b)(c)	0.18%	07/18/14	20,000	20,000,000
Old Line Funding, LLC(b)(c)	0.22%	04/11/14	4,000	4,000,000
Old Line Funding, LLC(b)	0.23%	07/15/14	4,400	4,396,177
Sheffield Receivables Corp.(b)	0.22%	03/10/14	25,000	24,998,625
Thunder Bay Funding, LLC(b)(c)	0.22%	04/04/14	17,000	17,000,000
Thunder Bay Funding, LLC(b)(c)	0.22%	04/09/14	4,000	4,000,000
Thunder Bay Funding, LLC(b)	0.23%	07/15/14	1,800	1,798,436
				84,492,575

Asset-Backed Securities–Fully Supported–1.68%
Kells Funding LLC,
(CEP–FMS Wertmanagement)(b)(d)	0.21%	08/06/14	6,100	6,094,378
(CEP–FMS Wertmanagement)(b)(d)	0.22%	03/21/14	15,000	14,998,167
				21,092,545

Asset-Backed Securities–Fully Supported Bank–8.09%
Alpine Securitization Corp. (CEP–Credit Suisse AG)(b)(d)	0.11%	03/11/14	5,600	5,599,829
Cancara Asset Securitisation LLC, (CEP–Lloyds Bank PLC)(b)(d)	0.14%	04/04/14	4,700	4,699,379
(CEP–Lloyds Bank PLC)(b)(d)	0.17%	04/03/14	45,000	44,992,987
Concord Minutemen Capital Co., LLC,
Series A (Multi-CEP’s–Guggenheim Treasury Services, LLC)(b)(d)	0.20%	03/14/14	6,300	6,299,545
Series A (Multi-CEP’s–Guggenheim Treasury Services, LLC)(b)(d)	0.21%	03/04/14	15,000	14,999,738
Crown Point Capital Co., LLC, Series A (Multi-CEP’s–Guggenheim Treasury Services, LLC)(b)(d)	0.20%	03/14/14	800	799,942
Govco LLC (CEP–Citibank NA)(b)	0.12%	03/13/14	2,800	2,799,888
Lexington Parker Capital Co., LLC,
(Multi-CEP’s–Guggenheim Treasury Services, LLC)(b)(d)	0.20%	03/11/14	5,000	4,999,722
(Multi-CEP’s–Guggenheim Treasury Services, LLC)(b)(d)	0.20%	03/14/14	1,600	1,599,884
Working Capital Management L.P. (CEP–Mizuho Corporate Bank Ltd.)(b)(d)	0.18%	03/12/14	15,000	14,999,175
				101,790,089

Asset-Backed Securities–Multi-Purpose–11.14%
Chariot Funding, LLC(b)	0.23%	05/01/14	25,000	24,990,257
Chariot Funding, LLC(b)	0.23%	06/02/14	10,000	9,994,058
Chariot Funding, LLC(b)	0.23%	06/05/14	2,900	2,898,221
Chariot Funding, LLC(b)	0.24%	03/04/14	6,000	5,999,880
Chariot Funding, LLC(b)	0.24%	04/16/14	3,000	2,999,080
Jupiter Securitization Co. LLC(b)	0.22%	07/15/14	900	899,252
Jupiter Securitization Co. LLC(b)	0.23%	04/03/14	4,000	3,999,157
Jupiter Securitization Co. LLC(b)	0.23%	06/03/14	2,000	1,998,799
Jupiter Securitization Co. LLC(b)	0.23%	06/05/14	9,500	9,494,173
Mont Blanc Capital Corp.(b)(d)	0.19%	04/14/14	2,100	2,099,512
Nieuw Amsterdam Receivables Corp.(b)(d)	0.15%	03/24/14	10,400	10,399,004
Regency Markets No. 1 LLC(b)(d)	0.13%	03/06/14	30,000	29,999,458
Regency Markets No. 1 LLC(b)(d)	0.14%	03/10/14	2,500	2,499,913

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Asset-Backed Securities–Multi-Purpose–(continued)
Regency Markets No. 1 LLC(b)(d)	0.14%	03/14/14	$4,800	$4,799,757
Versailles Commercial Paper LLC(b)	0.17%	04/01/14	27,000	26,996,048
				140,066,569

Consumer Finance–1.19%
Toyota Motor Credit Corp.(d)	0.22%	03/03/14	15,000	14,999,817

Diversified Banks–13.75%
BNP Paribas Finance Inc.(d)	0.20%	05/06/14	7,000	6,997,433
BNZ International Funding Ltd.(b)(d)	0.16%	04/07/14	4,400	4,399,276
Collateralized Commercial Paper Co., LLC	0.28%	04/14/14	15,000	14,994,867
Collateralized Commercial Paper Co., LLC	0.30%	08/18/14	10,700	10,684,842
Collateralized Commercial Paper II Co., LLC(b)	0.31%	03/03/14	8,000	7,999,862
Dexia Credit Local S.A.(d)	0.22%	06/17/14	4,800	4,796,832
Dexia Credit Local S.A.(d)	0.24%	07/07/14	6,000	5,994,880
ING (US) Funding LLC(d)	0.19%	03/03/14	7,900	7,899,917
ING (US) Funding LLC(d)	0.20%	03/03/14	13,000	12,999,855
Lloyds Bank PLC(d)	0.08%	03/05/14	7,900	7,899,934
National Australia Funding Delaware Inc.(b)(d)	0.19%	07/14/14	2,400	2,398,290
National Australia Funding Delaware Inc.(b)(d)	0.20%	07/07/14	1,800	1,798,720
Natixis US Finance Co., LLC(d)	0.12%	03/05/14	4,900	4,899,935
Oversea-Chinese Banking Corp. Ltd.(d)	0.18%	04/03/14	7,000	6,998,845
Oversea-Chinese Banking Corp. Ltd.(d)	0.20%	03/10/14	4,500	4,499,775
PNC Bank, N.A.	0.28%	10/06/14	1,600	1,600,000
Rabobank USA Financial Corp.(d)	0.17%	03/17/14	6,900	6,899,479
Rabobank USA Financial Corp.(d)	0.21%	04/03/14	7,000	6,998,652
Societe Generale North America, Inc.(d)	0.09%	03/10/14	7,500	7,499,841
Societe Generale North America, Inc.(d)	0.23%	05/02/14	8,300	8,296,712
Societe Generale North America, Inc.(d)	0.23%	05/05/14	9,900	9,895,889
Standard Chartered Bank(b)(d)	0.14%	04/08/14	10,000	9,998,575
Standard Chartered Bank(b)(d)	0.19%	05/06/14	4,500	4,498,432
Standard Chartered Bank(b)(d)	0.19%	05/08/14	3,600	3,598,708
Standard Chartered Bank(b)(d)	0.19%	05/12/14	4,800	4,798,176
Sumitomo Mitsui Banking Corp.(b)(d)	0.25%	08/05/14	3,600	3,596,075
				172,943,802

Life & Health Insurance–0.79%
MetLife Short Term Funding LLC(b)	0.09%	03/05/14	10,000	9,999,900

Other Diversified Financial Services–0.70%
General Electric Capital Corp.	0.20%	03/10/14	4,000	3,999,800
General Electric Capital Corp.	0.20%	07/09/14	4,800	4,796,533
				8,796,333

Regional Banks–1.84%
Mitsubishi UFJ Trust & Banking Corp.(b)(d)	0.23%	05/02/14	4,800	4,798,099
Mitsubishi UFJ Trust & Banking Corp.(b)(d)	0.24%	07/28/14	4,100	4,095,927
Sumitomo Mitsui Trust Bank Ltd.(b)(d)	0.14%	03/07/14	3,300	3,299,926
Sumitomo Mitsui Trust Bank Ltd.(b)(d)	0.14%	03/05/14	7,400	7,399,885
Sumitomo Mitsui Trust Bank Ltd.(b)(d)	0.16%	04/07/14	3,600	3,599,408
				23,193,245

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Soft Drinks–2.54%
Coca-Cola Co. (The)(b)	0.16%	04/08/14	$15,000	$14,997,467
Coca-Cola Co. (The)(b)	0.18%	04/08/14	7,000	6,998,670
Coca-Cola Co. (The)(b)	0.18%	05/06/14	10,000	9,996,700
				31,992,837

Thrifts & Mortgage Finance–0.48%
Nationwide Building Society(b)(d)	0.22%	04/14/14	6,100	6,098,360
Total Commercial Paper (Cost $615,466,072)				615,466,072

Certificates of Deposit–23.21%
Australia & New Zealand Banking Group, Ltd.(d)	0.17%	08/01/14	3,400	3,400,000
Bank of Montreal(d)	0.17%	03/05/14	4,800	4,800,000
Bank of Nova Scotia(c)(d)	0.17%	04/10/14	6,900	6,899,962
Bank of Nova Scotia(c)(d)	0.30%	07/30/14	26,000	26,000,000
Bank of Nova Scotia(c)(d)	0.34%	03/30/15	7,000	7,000,000
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The)(d)	0.24%	03/11/14	7,000	7,000,000
Barclays Bank PLC(d)	0.25%	03/11/14	20,000	20,000,000
Mizuho Bank Ltd.(d)	0.21%	04/15/14	3,100	3,100,000
Mizuho Bank Ltd.(d)	0.22%	05/06/14	8,000	8,000,000
Natixis(c)(d)	0.32%	06/25/14	18,000	18,000,000
Norinchukin Bank (The)(c)(d)	0.24%	07/09/14	9,700	9,700,000
Norinchukin Bank (The)(d)	0.25%	08/08/14	2,800	2,800,000
Oversea-Chinese Banking Corp. Ltd.(d)	0.18%	04/09/14	7,100	7,100,000
Royal Bank of Canada(c)(d)	0.33%	03/04/15	21,000	21,000,000
Skandinaviska Enskilda Banken AB (Cayman Islands)	0.06%	03/03/14	60,000	60,000,000
Societe Generale(c)(d)	0.23%	11/13/14	3,300	3,300,000
Sumitomo Mitsui Banking Corp.(d)	0.21%	04/02/14	45,000	45,000,000
Sumitomo Mitsui Banking Corp.(d)	0.25%	05/19/14	10,000	10,000,000
Sumitomo Mitsui Trust Bank Ltd.(d)	0.25%	07/14/14	1,800	1,800,000
Toronto-Dominion Bank(d)	0.20%	06/02/14	25,000	25,000,000
Toronto-Dominion Bank(d)	0.20%	07/28/14	2,000	2,000,000
Total Certificates of Deposit (Cost $291,899,962)				291,899,962

Variable Rate Demand Notes–7.42%(e)
Credit Enhanced–7.42%
A Mining Group, LLC; Series 2006, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.16%	06/01/29	2,455	2,455,000
Aledo Independent School District; Series 2006 A, VRD School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	0.05%	08/01/35	15,085	15,085,000
Augusta (City of), Georgia Housing Authority (Westbury Creek Apartments); Series 2003 A, Ref. VRD MFH RB (CEP–FNMA)	0.03%	05/15/33	1,895	1,895,000
Benjamin Rose Institute (The) (Kethley House); Series 2005, VRD Taxable Notes (LOC–JPMorgan Chase Bank, N.A.)(f)	0.14%	12/01/28	1,100	1,100,000
Burnsville (City of), Minnesota (Bridgeway Apartments L.P.); Series 2003, Ref. VRD MFH RB (CEP–FNMA)	0.03%	10/15/33	1,175	1,175,000
Capital Markets Access Co. LC (SEUP Real Estate LLC); Series 2008, VRD Incremental Taxable Bonds (LOC–Wells Fargo Bank, N.A.)(f)	0.14%	07/01/38	4,225	4,225,000
Crawford (County of), Pennsylvania Industrial Development Authority (Allegheny College); Series 2009 B, VRD College RB (LOC–PNC Bank, N.A.)(f)	0.05%	11/01/39	2,000	2,000,000
Fort Wayne (City of), Indiana (University of Saint Francis); Series 2008, VRD Economic Development RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.05%	08/01/28	1,330	1,330,000
Franklin (County of), Georgia Industrial Building Authority (Fieldale Farms Corp.); Series 2004, VRD Taxable IDR (LOC–Rabobank Nederland)(d)(f)	0.12%	09/01/14	4,400	4,400,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Credit Enhanced–(continued)
Hart Family Holdings LLC; VRD Taxable Option Notes (LOC–FHLB of Dallas)(f)	0.14%	12/01/31	$15,025	$15,025,000
Illinois (State of) Finance Authority (Providence–St. Mel School); Series 2002, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)	0.04%	06/01/37	1,000	1,000,000
Illinois (State of) Housing Development Authority (Danbury Court Apartments–Phase II); Series 2004 B, VRD MFH RB (LOC–FHLB of Indianapolis)(f)	0.06%	12/01/39	955	955,000
Kansas (State of) Development Finance Authority (Oak Ridge Park Phase I Apartments); Series 2009 D, Ref. VRD MFH RB (CEP–FHLMC)	0.05%	04/01/44	2,990	2,990,000
King George (County of), Virginia Industrial Development Authority (Garnet of Virginia, Inc.); Series 1996, VRD Solid Waste Disposal Facility RB (LOC–JPMorgan Chase Bank, N.A.)(b)(f)	0.05%	09/01/21	1,100	1,100,000
M3 Realty, LLC; Series 2007, VRD RN (LOC–General Electric Capital Corp.)(b)(f)	0.21%	01/01/33	4,015	4,015,000
Montgomery (County of), Pennsylvania Industrial Development Authority (Friends’ Central School Corp.); Series 2002, VRD School RB (LOC–Wells Fargo Bank, N.A.)(f)	0.04%	03/01/32	1,100	1,100,000
New Hampshire (State of) Business Finance Authority (Wheelabrator Concord Co., L.P.); Series 1997 A, Ref. VRD Resource Recovery RB (LOC–Wells Fargo Bank, N.A.)(f)	0.04%	01/01/18	2,040	2,040,000
New York (City of), New York Housing Development Corp. (155 West 21st Street Development); Series 2007 B, VRD Taxable MFH Rental RB (CEP–FNMA)	0.08%	11/15/37	5,600	5,600,000
Ogden (City of), Utah Redevelopment Agency; Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(f)	0.16%	12/01/27	5,800	5,800,000
Orange (County of), Florida Housing Finance Authority (Post Fountains at Lee Vista); Series 1997 E, Ref. VRD MFH RB (CEP–FNMA)	0.04%	06/01/25	1,000	1,000,000
Pennsylvania (State of) Economic Development Financing Authority (Glade Run Lutheran Services); Series 2000 E-1, VRD RB (LOC–PNC Bank, N.A.)(f)	0.08%	09/01/15	600	600,000
Ridley School District; Series 2009, VRD Limited Tax GO Bonds (LOC–TD Bank, N.A.)(f)	0.03%	11/01/29	800	800,000
Tucson (City of), Arizona Industrial Development Authority (La Entrada Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)	0.04%	07/15/31	1,750	1,750,000
USTA National Tennis Center, Inc.; Series 2009, VRD Taxable RB (LOC–JPMorgan Chase Bank N.A.)(f)	0.10%	11/15/24	4,300	4,300,000
Washington (State of) Housing Finance Commission (Lake Washington Apartments); Series 1996, VRD Multifamily Mortgage RB (LOC–U.S. Bank, N.A.)(f)	0.06%	10/01/26	4,165	4,165,000
Wisconsin (State of) Health & Educational Facilities Authority (ProHealth Care, Inc. Obligated Group); Series 2008 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(f)	0.04%	02/01/34	7,400	7,400,000
Total Variable Rate Demand Notes (Cost $93,305,000)				93,305,000

Bonds & Notes–7.12%
Consumer Finance–2.83%
American Honda Finance Corp., Sr. Unsec. Floating Rate Medium-Term Notes(b)(c)(d)	0.23%	05/20/14	35,575	35,574,825

Diversified Banks–4.29%
Royal Bank of Canada, Sr. Unsec. Medium-Term Notes(b)(c)(d)	0.40%	02/27/15	25,000	25,000,000
Wells Fargo Bank, N.A., Sr. Unsec. Floating Rate Medium-Term Notes(c)	0.32%	03/20/15	10,000	10,000,000
Unsec. Floating Rate Medium-Term Notes(c)	0.34%	03/20/15	19,000	19,000,000
				54,000,000
Total Bonds & Notes (Cost $89,574,825)				89,574,825
TOTAL INVESTMENTS (excluding Repurchase Agreements)–86.67% (Cost $1,090,245,859)				1,090,245,859

			Repurchase Amount
Repurchase Agreements–13.52%(g)
Credit Suisse Securities (USA) LLC, Agreement dated 02/28/14, maturing value of $49,000,653 (collateralized by Domestic and Foreign Corporate obligations valued at $51,453,014; 3.50%-14.75%, 06/15/15-06/15/35)(d)	0.16%	03/03/14	49,000,653	49,000,000
Merrill Lynch Pierce Fenner & Smith, Inc., Term agreement dated 02/28/14, maturing value of $40,030,667 (collateralized by Asset-backed securities, Non-Agency Mortgage-backed securities and Domestic and Foreign Corporate obligations valued at $43,989,324; 0%-9.75%, 02/27/15-09/24/73)(h)	0.46%	04/29/14	40,030,667	40,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Wells Fargo Securities, LLC, Joint agreement dated 02/28/14, aggregate maturing value of $600,003,000 (collateralized by U.S. Government sponsored agency and U.S. Treasury obligations valued at $612,000,000; 0%-14.50%, 08/15/14-02/15/44)	0.06%	03/03/14	$81,061,223	$81,060,818
Total Repurchase Agreements (Cost $170,060,818)				170,060,818
TOTAL INVESTMENTS(i)(j)–100.19% (Cost $1,260,306,677)				1,260,306,677
OTHER ASSETS LESS LIABILITIES–(0.19)%				(2,436,619)
NET ASSETS–100.00%				$1,257,870,058

Investment Abbreviations:

CEP	– Credit Enhancement Provider
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
LOC	– Letter of Credit
MFH	– Multi-Family Housing
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sr.	– Senior
Unsec.	– Unsecured
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $527,502,059, which represented 41.94% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Japan: 14.3%; United Kingdom: 13.6%; Canada 9.3%; other countries less than 5% each: 18.2%.
(e)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(f)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(g)	Principal amount equals value at period end. See Note 1I.
(h)	The Fund may demand payment of the term repurchase agreement upon one to seven business day’s notice depending on the timing of the demand.
(i)	Also represents cost for federal income tax purposes.
(j)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Money Market Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, excluding repurchase agreements, at cost and value	$1,090,245,859
Repurchase agreements, at cost and value	170,060,818
Total investments, at cost and value	1,260,306,677
Cash	144,175
Receivable for:
Fund shares sold	4,568,403
Interest	171,797
Fund expenses absorbed	73,872
Investment for trustee deferred compensation and retirement plans	277,896
Other assets	58,747
Total assets	1,265,601,567

Liabilities:
Payable for:
Fund shares reacquired	6,758,666
Dividends	508
Accrued fees to affiliates	557,032
Accrued trustees’ and officers’ fees and benefits	5,991
Accrued other operating expenses	78,853
Trustee deferred compensation and retirement plans	330,459
Total liabilities	7,731,509
Net assets applicable to shares outstanding	$1,257,870,058

Net assets consist of:
Shares of beneficial interest	$1,257,457,789
Undistributed net investment income	430,314
Undistributed net realized gain (loss)	(18,045)
$1,257,870,058

Net Assets:
Invesco Cash Reserve Shares	$748,724,490
Class AX	$154,781,190
Class B	$34,543,673
Class BX	$7,206,155
Class C	$82,854,731
Class CX	$9,629,752
Class R	$44,458,864
Class Y	$13,674,994
Investor Class	$161,996,209

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Invesco Cash Reserve Shares	748,716,452
Class AX	154,779,543
Class B	34,543,301
Class BX	7,206,077
Class C	82,853,850
Class CX	9,629,649
Class R	44,458,393
Class Y	13,674,848
Investor Class	161,994,483
Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Money Market Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$2,713,267

Expenses:
Advisory fees	5,147,510
Administrative services fees	345,408
Custodian fees	40,928
Distribution fees:
Invesco Cash Reserve Shares	1,158,143
Class AX	254,781
Class B	384,261
Class BX	88,939
Class C	808,888
Class CX	98,954
Class R	189,306
Transfer agent fees	2,893,524
Trustees’ and officers’ fees and benefits	88,961
Other	436,313
Total expenses	11,935,916
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(10,062,931)
Net expenses	1,872,985
Net investment income	840,282
Net realized gain (loss) from investment securities	(1,893)
Net increase in net assets resulting from operations	$838,389

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Money Market Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$840,282	$852,407
Net realized gain (loss)	(1,893)	7,223
Net increase in net assets resulting from operations	838,389	859,630

Distributions to shareholders from net investment income:
Invesco Cash Reserve Shares	(482,485)	(246,684)
Class AX	(105,209)	(69,039)
Class B	(26,572)	(19,476)
Class BX	(6,156)	(5,764)
Class C	(56,917)	(30,805)
Class CX	(6,759)	(4,659)
Class R	(29,692)	(16,084)
Class Y	(8,697)	(4,434)
Investor Class	(105,534)	(62,389)
Total distributions from net investment income	(828,021)	(459,334)

Share transactions–net:
Invesco Cash Reserve Shares	35,126,868	(7,011,109)
Class AX	(31,701,002)	(39,250,040)
Class B	(16,038,575)	(16,805,637)
Class BX	(5,959,434)	(9,621,902)
Class C	3,987,720	(5,205,122)
Class CX	(2,625,788)	(3,931,592)
Class R	(2,193,784)	137,723
Class Y	1,107,508	(107,473)
Investor Class	(10,894,277)	(20,039,141)
Net increase (decrease) in net assets resulting from share transactions	(29,190,764)	(101,834,293)
Net increase (decrease) in net assets	(29,180,396)	(101,433,997)

Net assets:
Beginning of year	1,287,050,454	1,388,484,451
End of year (includes undistributed net investment income of $430,314 and $418,053, respectively)	$1,257,870,058	$1,287,050,454

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Money Market Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of ten different classes of shares: Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 (not yet commenced). Class AX, Class BX and Class CX shares are closed to new investors. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve Shares, Class AX, Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B and Class BX shares are no longer permitted. Existing shareholders of Class B and Class BX shares may continue to reinvest dividends and capital gains distributions in Class B and Class BX shares, respectively, until they convert to Invesco Cash Reserve Shares and Class AX shares, respectively. Also, shareholders in Class B and Class BX shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Invesco Cash Reserve Shares and Class AX shares. Generally, Class B and Class BX shares will automatically convert to Invesco Cash Reserve Shares and Class AX shares, respectively, on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B and Class BX shares prior to the conversion date will be subject to a CDSC.

13                         Invesco Money Market Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Repurchase Agreements — The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of nongovernment securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

14                         Invesco Money Market Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.40%
Over $1 billion	0.35%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily waived fees and/or reimbursed expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2014, the Adviser waived advisory fees and reimbursed Fund level expenses of $7,071,610 and reimbursed class level expenses of $1,158,143, $254,781, $384,261, $88,939, $808,888, $98,954 and $189,306 of Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX and Class R shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve Shares and Class AX shares, 0.90% of the average daily net assets of Class B, Class BX, Class C and Class CX shares and 0.40% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the plans are shown in the Statement of Operations as Distribution fees.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $26,347, $0, $98,578, $11,955, $32,177 and $128 from Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2014, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

15                         Invesco Money Market Fund

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2014, the Fund engaged in securities sales of $3,500,059, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,049.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$828,021	$459,334

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$743,251
Temporary book/tax differences	(312,937)
Capital loss carryforward	(18,045)
Shares of beneficial interest	1,257,457,789
Total net assets	$1,257,870,058

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$8,400	$—	$8,400
February 28, 2017	2,572	—	2,572
February 28, 2018	163	—	163
Not subject to expiration	6,910	—	6,910
	$18,045	$—	$18,045

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

16                         Invesco Money Market Fund

NOTE 9—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Invesco Cash Reserve Shares	837,529,977	$837,529,977	660,828,634	$660,828,634
Class AX	16,173,420	16,173,420	14,878,527	14,878,527
Class B	18,956,264	18,956,264	27,057,305	27,057,305
Class BX	28,676	28,676	81,741	81,741
Class C	87,967,080	87,967,080	69,509,543	69,509,543
Class CX	170,614	170,614	211,704	211,704
Class R	30,373,857	30,373,857	31,683,755	31,683,755
Class Y	19,176,921	19,176,921	14,105,264	14,105,264
Investor Class	83,752,383	83,752,383	70,616,692	70,616,692

Issued as reinvestment of dividends:
Invesco Cash Reserve Shares	446,626	446,626	237,501	237,501
Class AX	101,450	101,450	66,033	66,033
Class B	25,017	25,017	18,553	18,553
Class BX	5,795	5,795	5,496	5,496
Class C	52,902	52,902	29,231	29,231
Class CX	6,506	6,506	4,452	4,452
Class R	29,394	29,394	15,878	15,878
Class Y	8,428	8,428	4,401	4,401
Investor Class	104,000	104,000	61,660	61,660

Automatic conversion of Class B shares to Invesco Cash Reserve Shares and Class BX shares to Class AX shares:
Invesco Cash Reserve Shares	9,917,871	9,917,871	10,568,142	10,568,142
Class AX	2,625,622	2,625,622	7,577,768	7,577,768
Class B	(9,917,871)	(9,917,871)	(10,568,142)	(10,568,142)
Class BX	(2,625,622)	(2,625,622)	(7,577,768)	(7,577,768)

Reacquired:
Invesco Cash Reserve Shares	(812,767,606)	(812,767,606)	(678,645,386)	(678,645,386)
Class AX	(50,601,494)	(50,601,494)	(61,772,368)	(61,772,368)
Class B	(25,101,985)	(25,101,985)	(33,313,353)	(33,313,353)
Class BX	(3,368,283)	(3,368,283)	(2,131,371)	(2,131,371)
Class C	(84,032,262)	(84,032,262)	(74,743,896)	(74,743,896)
Class CX	(2,802,908)	(2,802,908)	(4,147,748)	(4,147,748)
Class R	(32,597,035)	(32,597,035)	(31,561,910)	(31,561,910)
Class Y	(18,077,841)	(18,077,841)	(14,217,138)	(14,217,138)
Investor Class	(94,750,660)	(94,750,660)	(90,717,493)	(90,717,493)
Net increase (decrease) in share activity	(29,190,764)	$(29,190,764)	(101,834,293)	$(101,834,293)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17                         Invesco Money Market Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Invesco Cash Reserve Shares
Year ended 02/28/14	$1.00	$0.00	$(0.00)	$0.00	$(0.00)	$1.00	0.06%	$748,724	0.14	%(c)	0.82	%(c)	0.06	%(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	713,591	0.22		0.86		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	720,425	0.19		0.84		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	656,565	0.29		0.83		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	651,757	0.31	(d)	0.85	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.77	681,584	0.81		0.96		0.77
Class AX
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	154,781	0.14	(c)	0.82	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	186,481	0.22		0.86		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	225,693	0.19		0.84		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	292,104	0.28	(d)	0.82	(d)	0.04	(d)
Class B
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	34,544	0.14	(c)	1.57	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	50,582	0.22		1.61		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	67,348	0.19		1.59		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	73,517	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	93,268	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	0.00	0.00	(0.00)	1.00	0.41	116,599	1.17		1.70		0.41
Class BX
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	7,206	0.14	(c)	1.57	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	13,166	0.22		1.61		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	22,778	0.19		1.59		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	42,803	0.28	(d)	1.57	(d)	0.04	(d)
Class C
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	82,855	0.14	(c)	1.57	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	78,866	0.22		1.61		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	84,040	0.19		1.59		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	82,567	0.29		1.58		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	93,298	0.31	(d)	1.60	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.00	0.00	0.00	(0.00)	1.00	0.41	104,584	1.17		1.70		0.41
Class CX
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	9,630	0.14	(c)	1.57	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,256	0.22		1.61		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	16,163	0.19		1.59		0.03
Nine months ended 02/28/11(e)	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	24,785	0.28	(d)	1.57	(d)	0.04	(d)
Class R
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	44,459	0.14	(c)	1.07	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	46,652	0.22		1.11		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	46,509	0.19		1.09		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	47,227	0.29		1.08		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	42,567	0.31	(d)	1.10	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.64	43,027	0.92		1.20		0.66
Class Y
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	13,675	0.14	(c)	0.67	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	12,567	0.22		0.71		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	12,675	0.19		0.69		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	14,412	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	14,756	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09(e)	1.00	0.01	0.00	0.01	(0.01)	1.00	0.52	17,373	0.71	(d)	0.74	(d)	0.87	(d)
Investor Class
Year ended 02/28/14	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.06	161,996	0.14	(c)	0.67	(c)	0.06	(c)
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.04	172,889	0.22		0.71		0.06
Year ended 02/29/12	1.00	0.00	(0.00)	0.00	(0.00)	1.00	0.03	192,854	0.19		0.69		0.03
Year ended 02/28/11	1.00	0.00	0.00	0.00	(0.00)	1.00	0.03	204,974	0.29		0.68		0.03
Seven months ended 02/28/10	1.00	0.00	0.00	0.00	(0.00)	1.00	0.02	233,431	0.31	(d)	0.70	(d)	0.04	(d)
Year ended 07/31/09	1.00	0.01	0.00	0.01	(0.01)	1.00	0.89	258,650	0.69		0.71		0.89

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s) of $772,095, $169,854, $42,696, $9,882, $89,876, $10,995, $47,327, $14,043 and $171,092 for Invesco Cash Reserve Shares, Class AX, Class B, Class BX, Class C, Class CX, Class R, Class Y and Investor Class shares, respectively.
(d)	Annualized.
(e)	Commencement date of June 7, 2010 for Class AX, Class BX, and Class CX shares and October 3, 2008 for Class Y shares.

18                         Invesco Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Money Market Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

April 28, 2014

Houston, Texas

19                         Invesco Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
Invesco Cash Reserve Shares	$1,000.00	$1,000.30	$0.69	$1,024.10	$0.70	0.14%
AX	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
B	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
BX	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
C	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
CX	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
R	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
Y	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14
Investor	1,000.00	1,000.30	0.69	1,024.10	0.70	0.14

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

20                         Invesco Money Market Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.11%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Money Market Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Money Market Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Money Market Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	MKT-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Real Estate Fund

Nasdaq:
A: IARAX ■ B: AARBX ■ C: IARCX ■ R: IARRX ■ Y: IARYX ■ Investor: REINX ■ R5: IARIX
R6: IARFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
21 Financial Highlights
22 Auditor's Report
23 Fund Expenses
24 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1 Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Real Estate Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Real Estate Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, US equity real estate investment trusts (REITs) produced gains, but generally lagged broad market equities. As interest rates rose on 10-year US Treasury bonds beginning in May 2013, REITs came under pressure despite an improved fundamental backdrop. In most markets, supply of new real estate remained limited and absolute vacancy levels remained well below previous high points. Combined with generally improving economic conditions, this created tight rental markets in many areas. Invesco Real Estate Fund, at net asset value (NAV), delivered positive returns over the reporting period with security selection and market allocation within health care as primary contributors. Additionally, security selection in apartments and regional malls also contributed to the Fund’s relative performance.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	6.15%
Class B Shares	5.35
Class C Shares	5.37
Class R Shares	5.85
Class Y Shares	6.40
Investor Class Shares	6.14
Class R5 Shares	6.57
Class R6 Shares	6.61
S&P 500 Index‚ (Broad Market Index)	25.37
FTSE NAREIT All Equity REITs Index■ (Style-Specific Index)	5.98
Lipper Real Estate Funds Index¿ (Peer Group Index)	2.97

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■Invesco, FTSE via FactSet Research Systems Inc.; ¿Lipper Inc.

How we invest

Your Fund holds primarily real estate-oriented securities. We focus on public companies whose value is driven by tangible assets. Our goal is to create a fund focused on total return that will perform at or above index levels with comparable levels of risk. We use a fundamentals-driven investment process, including property market cycle analysis, property evaluation and management and structure review to identify securities with:

■	Quality underlying properties.
■	Solid management teams and flexible balance sheets.
■	Attractive valuations relative to peers.

    We attempt to manage risk by diversifying property types and geographic locations as well as limiting the size of any one holding.

Portfolio Composition
By property type
Industrial/Office: Office	14.7%
Apartments	14.0
Regional Malls	13.8
Infrastructure	8.9
Shopping Centers	8.4
Healthcare	8.2
Industrial/Office: Industrial	8.2
Lodging-Resorts	7.1
Self Storage Facilities	5.2
Timber REITs	5.0
Freestanding	3.2
Industrial/Office: Mixed	1.1
Diversified	0.9
Money Market Funds Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*

1. Simon Property Group, Inc.	10.0%
2. Prologis, Inc.	5.8
3. AvalonBay Communities, Inc.	5.7
4. American Tower Corp.	5.5
5. Health Care REIT, Inc.	4.7
6. SL Green Realty Corp.	4.5
7. Boston Properties, Inc.	4.5
8. DDR Corp.	4.4
9. Weyerhaeuser Co.	4.4
10. Public Storage	4.2

Total Net Assets	$2.1 billion

Total Number of Holdings*	44

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

    We consider selling a holding when:

■	Relative valuation falls below desired levels.
■	Risk-return relationships change significantly.
■	Company fundamentals (property type, geography or management) change.
■	A more attractive investment opportunity is identified.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy and strong US equity market returns. As the year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US equity markets rose for the first half of 2013, but from late May through June, capital markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Broad equity markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily to close out the calendar year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations. US equities faltered at the end of January as employment data came in worse than expected, but marched higher on the back of a favorable earnings season in February.

    For the reporting period, major US equity market indexes delivered strong double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.

4                         Invesco Real Estate Fund

The health care and consumer discretionary sectors had the highest returns, while the telecommunication services and utilities sectors were laggards. The US equity REIT market, as measured by the FTSE NAREIT All Equity REITs Index, the Fund’s style-specific benchmark, underperformed the broad market, measured by the S&P 500 Index, as investors reacted to initial increases in interest rates beginning in May 2013.

    Security selection and an underweight exposure to health care REITs contributed to the Fund’s performance relative to its style-specific benchmark. Other contributors included security selection in apartments and regional mall REITs. Detractors from Fund performance included security selection and underweight exposure to freestanding retail REITs, as well as security selection and overweight exposure to shopping center REITs.

    Relative to the Fund’s style-specific benchmark, contributors during the fiscal year included an overweight position in SL Green Realty and an underweight position in HCP. SL Green Realty, the largest office landlord in New York, has benefitted from continued strength and a positive outlook for underlying Manhattan office fundamentals. HCP is a health care REIT that experienced negative performance and was sold during the fiscal year.

    Top detractors relative to the style-specific benchmark were Vornado Realty Trust and Health Care REIT. Diversified REIT Vornado Realty Trust experienced fundamental weakness in its core Washington, DC market and was sold during the year. Health Care REIT, which focuses on senior housing and medical office buildings, had an above-average dividend yield and above-average growth prospects relative to health care peers based on a combination of accretive acquisitions and results from its senior housing platform. The Fund continued to hold an overweight position in Health Care REIT relative to the style-specific benchmark.

    At the close of the reporting period, and relative to our style-specific benchmark, the Fund was overweight in office, industrial, regional mall and shopping center REITs. Conversely, the Fund was underweight diversified, freestanding retail, mixed-use industrial/office, health care and self-storage REITs. Additionally, the Fund had no exposure to manufactured homes, while the FTSE NAREIT All Equity REITs Index had modest exposure in this REIT sector.

    The Fund continued to favor companies with higher-quality assets, supply-constrained markets and generally lower-leveraged balance sheets. In an environment in which interest rates may continue to modestly rise, we have a strong desire to invest in companies with above-average earnings growth prospects. We maintained a well-diversified portfolio across all property types and regions, based on a combination of relative fundamentals and stock valuations.

    We thank you for your continued investment in Invesco Real Estate Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez Jr. Portfolio manager, is lead manager of Invesco Real Estate Fund. He joined Invesco in 1990.
Mr. Rodriguez earned a BBA in economics and finance and an MBA in finance from Baylor University.

Mark Blackburn Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined
Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University.

Paul Curbo Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. He joined
Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Darin Turner Portfolio manager, is manager of Invesco Real Estate Fund. He joined Invesco in 2005. Mr. Turner earned a
BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Ping-Ying Wang Chartered Financial Analyst, portfolio manager, is manager of Invesco Real Estate Fund. She joined
Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                         Invesco Real Estate Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/04

1	Source(s): Invesco, FTSE via FactSet Research Systems Inc.
2	Source(s): Invesco, S&P-Dow Jones via FactSet Research Systems Inc.
3	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Real Estate Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	9.30%
10 Years	8.37
5 Years	24.82
1 Year	0.30

Class B Shares
Inception (3/3/98)	8.96%
10 Years	8.34
5 Years	25.15
1 Year	0.72

Class C Shares
Inception (5/1/95)	10.36%
10 Years	8.19
5 Years	25.30
1 Year	4.45

Class R Shares
10 Years	8.73%
5 Years	25.93
1 Year	5.85

Class Y Shares
10 Years	9.13%
5 Years	26.55
1 Year	6.40

Investor Class Shares
Inception (9/30/03)	10.30%
10 Years	9.00
5 Years	26.22
1 Year	6.14

Class R5 Shares
10 Years	9.48%
5 Years	26.80
1 Year	6.57

Class R6 Shares
10 Years	9.06%
5 Years	26.40
1 Year	6.61

Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on September 30, 2003. Performance

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	8.92%
10 Years	8.20
5 Years	13.95
1 Year	-3.80

Class B Shares
Inception (3/3/98)	8.55%
10 Years	8.17
5 Years	14.15
1 Year	–3.40

Class C Shares
Inception (5/1/95)	10.03%
10 Years	8.01
5 Years	14.38
1 Year	0.16

Class R Shares
10 Years	8.56%
5 Years	14.96
1 Year	1.56

Class Y Shares
10 Years	8.95%
5 Years	15.52
1 Year	2.07

Investor Class Shares
Inception (9/30/03)	9.67%
10 Years	8.83
5 Years	15.23
1 Year	1.81

Class R5 Shares
10 Years	9.30%
5 Years	15.75
1 Year	2.18

Class R6 Shares
10 Years	8.88%
5 Years	15.38
1 Year	2.27

shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class

A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares was 1.25%, 2.00%, 2.00%, 1.50%, 1.00%, 1.25%, 0.87% and 0.77%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                         Invesco Real Estate Fund

Invesco Real Estate Fund’s investment objective is total return through growth of capital and current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Concentration risk. To the extent the Fund invests a greater amount in any one sector or industry, the Fund’s performance will depend to a greater extent on the overall condition of the sector or industry, and there is increased risk to the Fund if conditions adversely affect that sector or industry.
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency,

commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income.

8                         Invesco Real Estate Fund

Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Preferred securities risk. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments.
■	Real estate investment trust risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Real estate companies, including REITs or similar structures, tend to be small- and mid-cap companies, and their shares may be more volatile and less liquid. The value of investments in real estate related companies may be affected by the quality of management, the ability to repay loans, the utilization of leverage and financial covenants related thereto, whether the company carries adequate insurance and environmental factors. If a real estate related company defaults, the Fund may own real estate directly, which involves the following additional risks: environmental liabilities; difficulty in valuing and selling the real estate; and economic or regulatory changes.
■	Short sales risk. Short sales may cause the Fund to repurchase a security at a higher price, thereby causing a loss. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. In order to establish a short position in a security, the Fund must borrow the security from a broker. The Fund may not always be able to borrow a security the Fund seeks to sell short at a particular time or at an acceptable price. The Fund also may not always be able to close out the short position by replacing the borrowed securities at a particular time or at an acceptable price. The Fund will incur increased transaction costs associated with selling securities short. In addition, taking short positions in securities results in a form of leverage which may cause the Fund to be volatile.

■	Small- and mid-capitalization risk. Stocks of mid-sized companies tend to be more vulnerable to adverse developments and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■	The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs. The index is computed using the net return which withholds applicable taxes for non-resident investors.
■	The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
■	Property type classifications used in this report are generally according to the FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity All REITs Index, which is exclusively owned by NAREIT.

9                         Invesco Real Estate Fund

Schedule of Investments(a)

February 28, 2014

	Shares	Value
Common Stocks & Other Equity Interests–98.71%
Apartments–13.98%
AvalonBay Communities, Inc.	942,277	$121,525,465
Essex Property Trust, Inc.	414,257	69,284,483
Mid-America Apartment Communities, Inc.	824,500	55,769,180
UDR, Inc.	1,941,770	50,117,084
		296,696,212

Diversified–0.93%
BGP Holdings PLC (Malta) (Acquired 08/06/09 Cost $0)(b)(c)	3,547,941	0
Cousins Properties, Inc.	1,709,353	19,743,027
		19,743,027

Freestanding–3.21%
National Retail Properties Inc.	1,006,500	36,123,285
Realty Income Corp.	723,313	32,129,563
		68,252,848

Healthcare–8.17%
Brookdale Senior Living Inc.(c)	590,425	19,802,855
Health Care REIT, Inc.	1,711,179	100,514,654
Healthcare Realty Trust, Inc.	1,219,665	29,235,370
National Health Investors, Inc.	383,343	23,652,263
		173,205,142

Industrial/Office: Industrial–8.15%
Cabot Industrial Value Fund II LP (Acquired 11/10/05-05/12/09 Cost $3,266,500)(b)(c)(d)	6,533	2,827,170
EastGroup Properties, Inc.	276,400	17,147,856
Empire State Realty Trust Inc.–Class A	1,129,400	17,302,408
Exeter Industrial Value Fund LP (Acquired 11/06/07-04/18/11 Cost $3,554,748)(b)(d)	4,185,000	3,438,078
Keystone Industrial Fund II LP (Acquired 01/08/09-05/25/12 Cost $4,518,750)(b)(d)	4,597,826	4,862,127
Keystone Industrial Fund LP (Acquired 03/27/06-06/27/11 Cost $2,761,125)(b)(d)	3,534,653	3,684,240
Prologis, Inc.	3,005,949	123,815,039
		173,076,918

Industrial/Office: Mixed–1.15%
Liberty Property Trust	639,000	24,448,140

Industrial/Office: Office–14.72%
Boston Properties, Inc.	844,085	94,900,477
BRCP Realty LP (Acquired 05/29/03-05/29/08 Cost $921,277)(b)	2,789,299	576,961
BRCP Realty II LP (Acquired 10/02/06-04/04/11 Cost $4,646,429)(b)(c)(d)	4,646,429	2,438,144
Healthcare Trust of America, Inc.–Class A	3,650,744	40,997,855

	Shares	Value
Industrial/Office: Office–(continued)
Hudson Pacific Properties Inc.	1,437,588	$32,791,382
Piedmont Office Realty Trust Inc.–Class A	2,565,628	44,334,052
SL Green Realty Corp.	969,609	96,311,262
		312,350,133

Infrastructure–8.94%
American Tower Corp.	1,428,466	116,377,125
Crown Castle International Corp.	964,002	73,167,752
		189,544,877

Lodging-Resorts–7.06%
Host Hotels & Resorts Inc.	3,920,640	77,118,989
LaSalle Hotel Properties	1,086,662	34,055,987
Pebblebrook Hotel Trust	344,681	11,457,196
RLJ Lodging Trust	1,045,500	27,172,545
		149,804,717

Regional Malls–13.80%
General Growth Properties, Inc.	2,717,175	59,832,193
Macerich Co. (The)	352,099	21,171,713
Simon Property Group, Inc.	1,313,190	211,804,415
		292,808,321

Self Storage Facilities–5.24%
CubeSmart	1,256,098	21,994,276
Public Storage	527,005	89,063,845
		111,058,121

Shopping Centers–8.40%
Brixmor Property Group Inc.	786,200	17,359,296
DDR Corp.	5,638,282	93,708,247
Federal Realty Investment Trust	382,100	42,531,551
Retail Opportunity Investments Corp.	1,656,578	24,567,052
		178,166,146

Timber REIT’S–4.96%
Rayonier Inc.	272,534	12,833,626
Weyerhaeuser Co.	3,132,403	92,437,213
		105,270,839
Total Common Stocks & Other Equity Interests (Cost $1,605,837,337)		2,094,425,441

Money Market Funds–1.39%
Liquid Assets Portfolio–Institutional Class(e)	14,789,233	14,789,233
Premier Portfolio–Institutional Class(e)	14,789,233	14,789,233
Total Money Market Funds (Cost $29,578,466)		29,578,466
TOTAL INVESTMENTS–100.10% (Cost $1,635,415,803)		2,124,003,907
OTHER ASSETS LESS LIABILITIES–(0.10)%		(2,163,209)
NET ASSETS–100.00%		$2,121,840,698

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Real Estate Fund

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Property type classifications used in this report are generally according to FSTE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $17,826,720, which represented less than 1% of the Fund’s Net Assets.
(c)	Non-income producing security.
(d)	The Fund has a remaining commitment to purchase additional interests, which are subject to the terms of the limited partnership agreements for the following securities:

Security	Remaining Commitment	Percent Ownership
Exter Industrial Value Fund LP	$315,000	1.26%
Cabot Industrial Value Fund II LP	233,500	0.80
BRCP Realty II LP	353,571	0.73
Keystone Industrial Fund II LP	402,174	0.71
Keystone Industrial Fund LP	69,307	0.69

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Real Estate Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $1,605,837,337)	$2,094,425,441
Investments in affiliated money market funds, at value and cost	29,578,466
Total investments, at value (Cost $1,635,415,803)	2,124,003,907
Receivable for:
Investments sold	3,605,517
Fund shares sold	8,799,508
Dividends	1,586,276
Investment for trustee deferred compensation and retirement plans	309,980
Other assets	44,122
Total assets	2,138,349,310

Liabilities:
Payable for:
Investments purchased	2,791,120
Fund shares reacquired	11,441,912
Accrued fees to affiliates	1,776,747
Accrued trustees’ and officers’ fees and benefits	6,834
Accrued other operating expenses	120,191
Trustee deferred compensation and retirement plans	371,808
Total liabilities	16,508,612
Net assets applicable to shares outstanding	$2,121,840,698

Net assets consist of:
Shares of beneficial interest	$1,616,755,409
Undistributed net investment income	4,897,628
Undistributed net realized gain	11,599,646
Net unrealized appreciation	488,588,015
$2,121,840,698

Net Assets:
Class A	$1,229,818,457
Class B	$10,390,443
Class C	$137,528,373
Class R	$125,586,407
Class Y	$138,172,918
Investor Class	$52,054,612
Class R5	$403,474,965
Class R6	$24,814,523

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	52,690,447
Class B	445,393
Class C	5,916,078
Class R	5,377,453
Class Y	5,919,168
Investor Class	2,234,433
Class R5	17,282,960
Class R6	1,063,038
Class A:
Net asset value per share	$23.34
Maximum offering price per share
(Net asset value of $23.34 ÷ 94.50%)	$24.70
Class B:
Net asset value and offering price per share	$23.33
Class C:
Net asset value and offering price per share	$23.25
Class R:
Net asset value and offering price per share	$23.35
Class Y:
Net asset value and offering price per share	$23.34
Investor Class:
Net asset value and offering price per share	$23.30
Class R5:
Net asset value and offering price per share	$23.35
Class R6:
Net asset value and offering price per share	$23.34

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Real Estate Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Dividends	$49,943,533
Dividends from affiliated money market funds	23,740
Interest	16,383
Total investment income	49,983,656

Expenses:
Advisory fees	16,559,791
Administrative services fees	480,836
Custodian fees	66,260
Distribution fees:
Class A	3,339,311
Class B	127,772
Class C	1,468,382
Class R	689,812
Investor Class	136,551
Transfer agent fees — A, B, C, R, Y and Investor	4,137,089
Transfer agent fees — R5	418,932
Transfer agent fees — R6	1,726
Trustees’ and officers’ fees and benefits	134,489
Other	569,955
Total expenses	28,130,906
Less: Fees waived and expense offset arrangement(s)	(62,552)
Net expenses	28,068,354
Net investment income	21,915,302

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	177,152,882
Foreign currencies	(8,848)
177,144,034
Change in net unrealized appreciation (depreciation) of:
Investment securities	(76,586,801)
Foreign currencies	457
(76,586,344)
Net realized and unrealized gain	100,557,690
Net increase in net assets resulting from operations	$122,472,992

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Real Estate Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$21,915,302	$18,251,713
Net realized gain	177,144,034	232,914,104
Change in net unrealized appreciation (depreciation)	(76,586,344)	69,550,148
Net increase in net assets resulting from operations	122,472,992	320,715,965

Distributions to shareholders from net investment income:
Class A	(14,321,161)	(5,540,421)
Class B	(41,025)	—
Class C	(448,731)	—
Class R	(1,114,439)	(211,025)
Class Y	(2,132,694)	(825,583)
Investor Class	(574,189)	(237,480)
Class R5	(6,086,787)	(3,102,520)
Class R6	(138,081)	(21)
Total distributions from net investment income	(24,857,107)	(9,917,050)

Distributions to shareholders from net realized gains:
Class A	(139,437,526)	(112,498,353)
Class B	(1,269,559)	(1,503,813)
Class C	(15,756,148)	(11,841,169)
Class R	(14,542,104)	(11,562,284)
Class Y	(15,695,009)	(11,770,721)
Investor Class	(5,784,686)	(4,889,168)
Class R5	(42,898,809)	(34,199,271)
Class R6	(1,686,169)	(800)
Total distributions from net realized gains	(237,070,010)	(188,265,579)

Share transactions-net:
Class A	(110,226,922)	(22,439,939)
Class B	(4,755,553)	(12,886,004)
Class C	(4,840,927)	(682,929)
Class R	(10,643,094)	(3,549,774)
Class Y	(5,496,796)	58,966,343
Investor Class	(6,753,173)	146,629
Class R5	(24,655,526)	51,114,088
Class R6	24,822,661	724,433
Net increase (decrease) in net assets resulting from share transactions	(142,549,330)	71,392,847
Net increase (decrease) in net assets	(282,003,455)	193,926,183

Net assets:
Beginning of year	2,403,844,153	2,209,917,970
End of year (includes undistributed net investment income of $4,897,628 and $8,380,042, respectively)	$2,121,840,698	$2,403,844,153

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

14                         Invesco Real Estate Fund

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of eight different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

15                         Invesco Real Estate Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

16                         Invesco Real Estate Fund

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because, the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.75%
Next $250 million	0.74%
Next $500 million	0.73%
Next $1.5 billion	0.72%
Next $2.5 billion	0.71%
Next $2.5 billion	0.70%
Next $2.5 billion	0.69%
Over $10 billion	0.68%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $59,449.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the

17                         Invesco Real Estate Fund

Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $149,265 in front-end sales commissions from the sale of Class A shares and $3,689, $13,470 and $13,951 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,106,177,187	$—	$17,826,720	$2,124,003,907

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,103.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Real Estate Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$28,989,538	$9,917,050
Long-term capital gain	232,937,579	188,265,579
Total distributions	$261,927,117	$198,182,629

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$2,249,811
Undistributed long-term gain	33,233,580
Net unrealized appreciation — investments	469,954,392
Net unrealized appreciation (depreciation) — other investments	(87)
Temporary book/tax differences	(352,407)
Shares of beneficial interest	1,616,755,409
Total net assets	$2,121,840,698

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and partnership reclasses.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2014.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,086,308,482 and $1,393,952,548, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$476,335,510
Aggregate unrealized (depreciation) of investment securities	(6,381,118)
Net unrealized appreciation of investment securities	$469,954,392

Cost of investments for tax purposes is $1,654,049,515.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnership reclasses, on February 28, 2014, undistributed net investment income was decreased by $540,609, undistributed net realized gain was increased by $606,181 and shares of beneficial interest was decreased by $65,572. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Real Estate Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	11,301,859	$281,203,170	14,522,760	$369,939,857
Class B	39,037	989,868	57,588	1,473,529
Class C	1,053,700	26,034,911	1,061,329	26,951,343
Class R	1,386,818	34,518,067	1,575,533	40,114,421
Class Y	3,351,614	83,426,856	3,587,802	89,986,737
Investor Class	318,127	8,028,558	405,943	10,319,988
Class R5	5,499,505	136,354,068	6,639,821	168,916,603
Class R6(b)	1,125,985	27,445,689	31,093	762,627

Issued as reinvestment of dividends:
Class A	6,769,306	145,542,975	4,880,803	116,825,135
Class B	59,638	1,274,043	61,788	1,477,350
Class C	665,776	14,166,901	486,231	11,591,761
Class R	672,511	14,442,381	492,019	11,773,047
Class Y	754,184	16,263,028	510,983	12,233,888
Investor Class	291,423	6,249,286	210,621	5,032,653
Class R5	2,143,786	46,225,832	1,507,038	36,108,347
Class R6	85,264	1,823,021	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	156,173	4,001,801	433,707	11,021,213
Class B	(156,167)	(4,001,801)	(432,731)	(11,021,213)

Reacquired:
Class A	(21,864,004)	(540,974,868)	(20,525,302)	(520,226,144)
Class B	(123,155)	(3,017,663)	(189,518)	(4,815,670)
Class C	(1,846,331)	(45,042,739)	(1,552,011)	(39,226,033)
Class R	(2,427,537)	(59,603,542)	(2,185,554)	(55,437,242)
Class Y	(4,312,659)	(105,186,680)	(1,700,391)	(43,254,282)
Investor Class	(843,339)	(21,031,017)	(601,421)	(15,206,012)
Class R5	(8,352,972)	(207,235,426)	(6,103,465)	(153,910,862)
Class R6	(177,776)	(4,446,049)	(1,528)	(38,194)
Net increase (decrease) in share activity	(4,429,234)	$(142,549,330)	3,173,138	$71,392,847

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

20                         Invesco Real Estate Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/14	$25.21	$0.23	$1.02	$1.25	$(0.27)	$(2.85)	$(3.12)	$23.34	6.15%	$1,229,818	1.25	%(d)	1.25	%(d)	0.94	%(d)	50%
Year ended 02/28/13	23.97	0.19	3.26	3.45	(0.10)	(2.11)	(2.21)	25.21	14.90	1,420,236	1.25		1.25		0.76		60
Year ended 02/29/12	23.03	0.17	0.95	1.12	(0.18)	—	(0.18)	23.97	4.93	1,366,743	1.30		1.30		0.74		64
Year ended 02/28/11	17.60	0.17	5.60	5.77	(0.34)	—	(0.34)	23.03	33.11	1,109,689	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.83	0.22	3.73	3.95	(0.18)	—	(0.18)	17.60	28.59	772,496	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.47	0.43	(8.55)	(8.12)	(0.43)	(0.09)	(0.52)	13.83	(35.99)	562,632	1.43		1.43		3.03		74
Class B
Year ended 02/28/14	25.19	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.33	5.35	10,390	2.00	(d)	2.00	(d)	0.19	(d)	50
Year ended 02/28/13	24.03	0.00	3.27	3.27	—	(2.11)	(2.11)	25.19	14.07	15,770	2.00		2.00		0.01		60
Year ended 02/29/12	23.11	0.00	0.95	0.95	(0.03)	—	(0.03)	24.03	4.10	27,132	2.05		2.05		(0.01)		64
Year ended 02/28/11	17.66	0.03	5.62	5.65	(0.20)	—	(0.20)	23.11	32.17	42,219	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.89	0.15	3.74	3.89	(0.12)	—	(0.12)	17.66	28.02	44,355	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.58	0.34	(8.62)	(8.28)	(0.32)	(0.09)	(0.41)	13.89	(36.50)	39,289	2.18		2.18		2.28		74
Class C
Year ended 02/28/14	25.11	0.05	1.02	1.07	(0.08)	(2.85)	(2.93)	23.25	5.37	137,528	2.00	(d)	2.00	(d)	0.19	(d)	50
Year ended 02/28/13	23.97	0.00	3.25	3.25	—	(2.11)	(2.11)	25.11	14.02	151,760	2.00		2.00		0.01		60
Year ended 02/29/12	23.04	0.00	0.96	0.96	(0.03)	—	(0.03)	23.97	4.16	144,927	2.05		2.05		(0.01)		64
Year ended 02/28/11	17.61	0.03	5.60	5.63	(0.20)	—	(0.20)	23.04	32.14	126,377	2.05		2.05		0.13		90
Seven months ended 02/28/10	13.85	0.15	3.73	3.88	(0.12)	—	(0.12)	17.61	28.02	83,099	2.07	(e)	2.08	(e)	1.58	(e)	32
Year ended 07/31/09	22.51	0.33	(8.58)	(8.25)	(0.32)	(0.09)	(0.41)	13.85	(36.48)	57,799	2.18		2.18		2.28		74
Class R
Year ended 02/28/14	25.22	0.17	1.01	1.18	(0.20)	(2.85)	(3.05)	23.35	5.85	125,586	1.50	(d)	1.50	(d)	0.69	(d)	50
Year ended 02/28/13	23.98	0.13	3.26	3.39	(0.04)	(2.11)	(2.15)	25.22	14.60	144,909	1.50		1.50		0.51		60
Year ended 02/29/12	23.04	0.11	0.95	1.06	(0.12)	—	(0.12)	23.98	4.65	140,593	1.55		1.55		0.49		64
Year ended 02/28/11	17.61	0.13	5.60	5.73	(0.30)	—	(0.30)	23.04	32.77	137,923	1.55		1.55		0.63		90
Seven months ended 02/28/10	13.84	0.20	3.73	3.93	(0.16)	—	(0.16)	17.61	28.42	76,564	1.57	(e)	1.58	(e)	2.08	(e)	32
Year ended 07/31/09	22.49	0.39	(8.56)	(8.17)	(0.39)	(0.09)	(0.48)	13.84	(36.16)	47,582	1.68		1.68		2.78		74
Class Y
Year ended 02/28/14	25.21	0.30	1.01	1.31	(0.33)	(2.85)	(3.18)	23.34	6.40	138,173	1.00	(d)	1.00	(d)	1.19	(d)	50
Year ended 02/28/13	23.97	0.26	3.25	3.51	(0.16)	(2.11)	(2.27)	25.21	15.18	154,464	1.00		1.00		1.01		60
Year ended 02/29/12	23.04	0.22	0.94	1.16	(0.23)	—	(0.23)	23.97	5.15	89,354	1.05		1.05		0.99		64
Year ended 02/28/11	17.60	0.23	5.60	5.83	(0.39)	—	(0.39)	23.04	33.49	73,598	1.05		1.05		1.13		90
Seven months ended 02/28/10	13.83	0.25	3.72	3.97	(0.20)	—	(0.20)	17.60	28.74	27,405	1.07	(e)	1.08	(e)	2.59	(e)	32
Year ended 07/31/09(f)	19.74	0.33	(5.83)	(5.50)	(0.32)	(0.09)	(0.41)	13.83	(27.39)	6,279	1.25	(e)	1.25	(e)	3.21	(e)	74
Investor Class
Year ended 02/28/14	25.17	0.23	1.02	1.25	(0.27)	(2.85)	(3.12)	23.30	6.14	52,055	1.25	(d)	1.25	(d)	0.94	(d)	50
Year ended 02/28/13	23.93	0.19	3.26	3.45	(0.10)	(2.11)	(2.21)	25.17	14.92	62,118	1.25		1.25		0.76		60
Year ended 02/29/12	23.01	0.17	0.93	1.10	(0.18)	—	(0.18)	23.93	4.84	58,702	1.30		1.30		0.74		64
Year ended 02/28/11	17.58	0.17	5.60	5.77	(0.34)	—	(0.34)	23.01	33.15	62,354	1.30		1.30		0.88		90
Seven months ended 02/28/10	13.82	0.22	3.72	3.94	(0.18)	—	(0.18)	17.58	28.54	38,150	1.32	(e)	1.33	(e)	2.33	(e)	32
Year ended 07/31/09	22.45	0.43	(8.54)	(8.11)	(0.43)	(0.09)	(0.52)	13.82	(35.98)	27,576	1.43		1.43		3.03		74
Class R5
Year ended 02/28/14	25.22	0.33	1.02	1.35	(0.37)	(2.85)	(3.22)	23.35	6.57	403,475	0.88	(d)	0.88	(d)	1.31	(d)	50
Year ended 02/28/13	23.98	0.29	3.26	3.55	(0.20)	(2.11)	(2.31)	25.22	15.33	453,842	0.87		0.87		1.14		60
Year ended 02/29/12	23.04	0.27	0.94	1.21	(0.27)	—	(0.27)	23.98	5.38	382,468	0.86		0.86		1.18		64
Year ended 02/28/11	17.61	0.26	5.60	5.86	(0.43)	—	(0.43)	23.04	33.67	388,557	0.89		0.89		1.29		90
Seven months ended 02/28/10	13.83	0.27	3.73	4.00	(0.22)	—	(0.22)	17.61	28.97	242,229	0.84	(e)	0.85	(e)	2.81	(e)	32
Year ended 07/31/09	22.47	0.49	(8.53)	(8.04)	(0.51)	(0.09)	(0.60)	13.83	(35.63)	108,139	0.90		0.90		3.56		74
Class R6
Year ended 02/28/14	25.22	0.35	1.01	1.36	(0.39)	(2.85)	(3.24)	23.34	6.61	24,815	0.79	(d)	0.79	(d)	1.40	(d)	50
Year ended 02/28/13(f)	26.34	0.13	0.91	1.04	(0.05)	(2.11)	(2.16)	25.22	4.41	746	0.77	(e)	0.77	(e)	1.24	(e)	60

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2011 the portfolio turnover calculation excludes the value of securities purchased of $304,395,952 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Real Estate Securities Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,335,725, $12,777, $146,838, $137,962, $156,561, $54,620, $419,023 and $12,159 for Class A, Class B, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6 shares, respectively.

21                         Invesco Real Estate Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Real Estate Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

22                         Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,108.60	$6.64	$1,018.50	$6.36	1.27%
B	1,000.00	1,104.60	10.54	1,014.78	10.09	2.02
C	1,000.00	1,104.50	10.54	1,014.78	10.09	2.02
R	1,000.00	1,106.90	7.94	1,017.26	7.60	1.52
Y	1,000.00	1,109.80	5.34	1,019.74	5.11	1.02
Investor	1,000.00	1,108.60	6.64	1,018.50	6.36	1.27
R5	1,000.00	1,110.90	4.66	1,020.38	4.46	0.89
R6	1,000.00	1,110.90	4.24	1,020.78	4.06	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

23                         Invesco Real Estate Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$232,937,579
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Real Estate Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Real Estate Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Real Estate Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s
Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	REA-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders February 28, 2014

Invesco Short Term Bond Fund

Nasdaq:
A: STBAX ■ C: STBCX ■ R: STBRX ■ Y: STBYX ■ R5: ISTBX ■ R6: ISTFX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
18 Financial Statements
20 Notes to Financial Statements
30 Financial Highlights
31 Auditor's Report
32 Fund Expenses
33 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

    During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

    Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

    Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

    Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Short Term Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

    In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

    Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

    Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

    While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

    Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco Short Term Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, Invesco Short Term Bond Fund, at net asset value (NAV), outperformed its style-specific index, the Barclays 1-3 Year Government/Credit Index. The Fund’s outperformance was due mainly to sector and security selection decisions.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.25%
Class C Shares	1.01
Class R Shares	0.90
Class Y Shares	1.40
Class R5 Shares	1.45
Class R6 Shares	1.58
Barclays U.S. Aggregate Index‚ (Broad Market Index)	0.15
Barclays 1-3 Year Government/Credit Index¡ (Style-Specific Index)	0.81
Lipper Short Investment Grade Debt Funds Index¡ (Peer Group Index)	0.99

 Source(s): ‚Invesco, Barclays via Factset Research Systems Inc.; ¡Lipper Inc.

How we invest

We invest primarily in investment-grade fixed income securities represented by the sector categories within the Barclays 1-3 Year Government/Credit Index. Up to 20% of the Fund’s total assets may be invested in below-investment-grade high yield securities. Up to 25% of the Fund’s total assets may be invested in US dollar-denominated foreign securities. The Fund may invest in derivatives and other financial instruments that have similar economic characteristics to underlying securities, interest rates, currencies or related indexes.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team. We use this philosophy in an effort to generate a total return consisting of current income and capital appreciation.

    Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic analysis as well as bottom-up analysis of individual securities. Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and risk versus relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (for example, duration, yield curve positioning and sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.
■	Presentation of a better relative value opportunity.
■	General liquidity needs of the Fund.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the fiscal year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unexceptional at the beginning of the fiscal year, but from late May through June, bond and stock markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by the end of 2013.1 Despite interest rate declines and credit market rallies during January and February 2014, respectively, intermediate to longer-term, high credit quality, rate-sensitive segments of the US bond market either lost ground or produced very modest positive returns for the full

Portfolio Composition
By security type
US Dollar Denominated Bonds and Notes	64.0%
Asset-Backed Securities	19.3
US Treasury Securities	8.8
US Government Sponsored Mortgage-Backed Securities	1.7
Preferred Stocks	0.7
Municipal Obligations	0.6
Money Market Funds Plus Other Assets Less Liabilities	4.9

Top Five Fixed Income Issuers
1.	U.S. Treasury	8.8%
2.	Bear Stearns Commercial Mortgage Securities	2.6
3.	Verizon Communications, Inc.	2.6
4.	Branch Banking & Trust Co.	2.3
5.	National Rural Utilities Cooperative Finance Corp.	2.0

Total Net Assets	$809.5 million

Total Number of Holdings*	376

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                         Invesco  Short Term Bond Fund

reporting period. In contrast, lower-quality credit and less rate-sensitive segments of the bond market, such as high yield bonds, bank loans and short-term bonds were among the few bond market segments that delivered positive total returns for the reporting period.

    With this economic and market environment as a backdrop, the Fund, at NAV, generated positive returns for the reporting period and outperformed its style-specific benchmark, the Barclays 1-3 Year Government/Credit Index.

    The Fund’s outperformance at NAV relative to its style-specific index was in large part driven by sector allocation decisions that emphasized high-quality corporate and mortgage-backed securities while maintaining a clear underweight position in government bonds. The Fund’s overweight positions across all corporate bond subsectors, particularly financials, benefited Fund performance. Peripheral off-benchmark allocations to commercial mortgage-backed securities (CMBS) and high yield corporate bonds each averaged under 10% of total net assets during the fiscal year and contributed to the Fund’s positive relative performance as their credit-driven performance beat more interest rate-sensitive investment-grade corporate and government bonds during the fiscal year.

    Security selection was an equally valuable element of our active management throughout the fiscal year. Favorable bond selection was most prominent among consumer cyclical companies, but was also notable within the transportation, financials, and basic industry/capital goods subsectors. Also within the context of security selection, our focus on the lower end of the investment-grade quality spectrum was a beneficial strategy as lower-quality investment-grade credits generally outperformed higher-quality bonds for the reporting period.

    Throughout the fiscal year, we used several strategies to manage risk and the Fund’s liquidity needs. We averaged approximately 15% of the portfolio in cash and short-term government bonds during the reporting period, which furnished sufficient liquidity and provided an important buffer against market volatility. We used a credit default swap (average notional value of less than 5% of the Fund’s net assets) as a hedge against corporate bond price volatility throughout the fiscal year. This position performed as expected and helped dampen portfolio volatility when credit markets were most unsettled.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The Fund’s duration and yield curve positioning were maintained close to the style-specific benchmark on average, but did detract from relative returns during the reporting period. Actively positioning the Fund to underweight the two-year part of the yield curve in favor of a slight overweight to the 5-year maturities provided incremental yield versus the style-specific benchmark, but made the Fund slightly more susceptible to the negative price impact of rising rates in the five-year part of the yield curve. Buying and selling US Treasury futures contracts were important tools we used for the management of interest rate risk and to maintain our targeted portfolio duration.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Short Term Bond Fund and for sharing our long-term investment horizon.

1     Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Chuck Burge

Portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2002. Mr. Burge earned a BS in economics from Texas A&M University and an MBA in finance and accounting from Rice University.

Michael Hyman

Portfolio manager, is manager of Invesco Short Term Bond Fund. He began managing the Fund in 2013. Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Robert Waldner

Chartered Financial Analyst, portfolio manager, is manager of Invesco Short Term Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                         Invesco Short Term Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/04

1  Source(s): Invesco, Barclays via FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco  Short Term Bond Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicable sales charges

Class A Shares
10 Years	1.85%
5 Years	2.85
1 Year	-1.23

Class C Shares
Inception (8/30/02)	2.01%
10 Years	1.81
5 Years	3.08
1 Year	1.01

Class R Shares
10 Years	1.84%
5 Years	3.05
1 Year	0.90

Class Y Shares
10 Years	2.09%
5 Years	3.60
1 Year	1.40

Class R5 Shares
10 Years	2.35%
5 Years	3.58
1 Year	1.45

Class R6 Shares
10 Years	1.89%
5 Years	3.24
1 Year	1.58

Class A shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class R shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 30, 2004. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
10 Years	1.87%
5 Years	2.31
1 Year	-1.30

Class C Shares
Inception (8/30/02)	2.00%
10 Years	1.84
5 Years	2.53
1 Year	0.83

Class R Shares
10 Years	1.87%
5 Years	2.53
1 Year	0.72

Class Y Shares
10 Years	2.10%
5 Years	3.04
1 Year	1.22

Class R5 Shares
10 Years	2.38%
5 Years	3.05
1 Year	1.38

Class R6 Shares
10 Years	1.91%
5 Years	2.67
1 Year	1.38

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class C shares and includes the 12b-1 fees applicable to Class C shares. Class C share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.68%, 1.03%, 1.03%, 0.53%, 0.44% and 0.43%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.68%, 1.18%, 1.03%, 0.53%, 0.44% and 0.43%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class C shares have no upfront or contingent deferred sales charge; therefore, performance shown is at net asset value. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past for Class A, Class R and Class Y shares, performance would have been lower. Had the adviser not waived fees and/or reimbursed expenses for Class C shares, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2014.
See current prospectus for more information.

7                         Invesco  Short Term Bond Fund

Invesco Short Term Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risk of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Developing/emerging markets securities risk. The prices of securities issued by foreign companies and governments located in developing/emerging markets countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, pre-

8                         Invesco Short Term Bond Fund

payments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.

■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays 1-3 Year Government/Credit Index is an unmanaged index considered representative of short-term US corporate and government bonds with maturities of one to three years.
■	The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                         Invesco  Short Term Bond Fund

Schedule of Investments(a)

February 28, 2014

	Principal Amount	Value
U.S. Dollar Denominated Bonds and Notes–63.97%
Aerospace & Defense–0.45%
Precision Castparts Corp., Sr. Unsec. Global Notes, 0.70%, 12/20/15	$3,645,000	$3,659,529

Agricultural Products–0.60%
Ingredion Inc.,
Sr. Unsec. Global Notes, 1.80%, 09/25/17	1,205,000	1,192,939
Sr. Unsec. Notes, 3.20%, 11/01/15	3,500,000	3,632,183
		4,825,122

Airlines–1.51%
American Airlines Pass Through Trust,
Series 2011-1, Class B, Sec. Pass Through Ctfs., 7.00%, 01/31/18(b)	136,344	148,615
Series 2013-2, Class A, Sr. Sec. Pass Through Ctfs., 4.95%, 01/15/23(b)	1,426,489	1,538,825
Continental Airlines Pass Through Trust,
Series 2001-1, Class B, Sec. Pass Through Ctfs., 7.37%, 12/15/15	24,930	26,551
Series 2009-2, Class A, Sr. Sec. Global Pass Through Ctfs., 7.25%, 11/10/19	3,593,433	4,197,579
Series 2010-1, Class B, Sec. Pass Through Ctfs., 6.00%, 01/12/19	1,122,987	1,181,593
Delta Air Lines Pass Through Trust, Series 2012-1, Class B, Sec. Pass Through Ctfs., 6.88%, 05/07/19(b)	4,650,799	5,104,252
		12,197,415

Automobile Manufacturers–3.17%
Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/18(b)	2,525,000	2,542,326
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 3.98%, 06/15/16	3,600,000	3,830,247
General Motors Co., Sr. Unsec. Notes, 3.50%, 10/02/18(b)	8,700,000	9,048,000
Hyundai Capital America (South Korea), Sr. Unsec. Notes, 1.88%, 08/09/16(b)	3,000,000	3,034,874
Nissan Motor Acceptance Corp. (Japan), Sr. Unsec. Notes, 2.35%, 03/04/19(b)	7,250,000	7,244,909
		25,700,356

Automotive Retail–1.00%
Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 05/01/20	2,843,000	3,183,475
Autozone, Inc., Sr. Unsec. Global Notes, 1.30%, 01/13/17	4,855,000	4,880,368
		8,063,843

Brewers–0.37%
Heineken NV (Netherlands), Sr. Unsec. Notes, 0.80%, 10/01/15(b)	2,970,000	2,975,735

	Principal Amount	Value
Broadcasting–0.38%
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/14	$3,000,000	$3,082,500

Cable & Satellite–0.26%
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
Sr. Unsec. Gtd. Global Notes, 2.40%, 03/15/17	695,000	714,833
Sr. Unsec. Gtd. Notes, 1.75%, 01/15/18	1,405,000	1,395,882
		2,110,715

Casinos & Gaming–0.07%
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 07/15/15	500,000	536,250

Catalog Retail–0.85%
QVC Inc., Sr. Sec. Notes, 7.50%, 10/01/19(b)	6,400,000	6,852,000

Commodity Chemicals–0.69%
LyondellBasell Industries N.V., Sr. Unsec. Global Notes, 5.00%, 04/15/19	5,000,000	5,584,375

Construction & Engineering–0.52%
URS Corp., Sr. Unsec. Gtd. Global Notes, 3.85%, 04/01/17	4,000,000	4,188,483

Construction Materials–0.21%
CRH America Inc. (Ireland), Sr. Unsec. Gtd. Notes, 4.13%, 01/15/16	1,605,000	1,698,885

Consumer Finance–1.02%
American Express Credit Corp., Sr. Unsec. Medium-Term Notes, 2.75%, 09/15/15	2,595,000	2,683,701
Capital One Financial Corp., Sr. Unsec. Global Notes,
1.00%, 11/06/15	1,000,000	1,003,785
2.15%, 03/23/15	1,750,000	1,780,733
SLM Corp., Sr. Unsec. Medium-Term Notes, 3.88%, 09/10/15	2,685,000	2,760,256
		8,228,475

Data Processing & Outsourced Services–0.36%
Xerox Corp., Sr. Unsec. Notes, 4.25%, 02/15/15	2,855,000	2,951,985

Diversified Banks–4.04%
Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 3.05%, 08/23/18	2,700,000	2,807,049
Banco Bradesco S.A. (Brazil), Sr. Unsec. Notes, 4.13%, 05/16/16(b)	3,000,000	3,140,355
Bank of Montreal (Canada), Sr. Unsec. Medium-Term Notes, 0.80%, 11/06/15	1,625,000	1,635,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 5.14%, 10/14/20	$1,195,000	$1,293,928
HSBC USA Inc., Sr. Unsec. Global Notes, 2.38%, 02/13/15	1,160,000	1,181,984
ING Bank N.V. (Netherlands), Sr. Unsec. Notes, 3.00%, 09/01/15(b)	1,015,000	1,036,031
Nordea Bank AB (Sweden), Sr. Unsec. Notes, 2.25%, 03/20/15(b)	600,000	610,501
Santander Holdings USA Inc., Sr. Unsec. Global Notes, 3.00%, 09/24/15	3,495,000	3,582,738
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes,
3.20%, 05/12/16(b)	3,200,000	3,346,521
3.85%, 04/27/15(b)	850,000	881,691
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 3.88%, 11/07/17(b)	1,305,000	1,263,830
U.S. Bank N.A., Unsec. Sub. Notes, 3.78%, 04/29/20	2,025,000	2,094,561
Wells Fargo & Co.,
Sr. Unsec. Global Notes, 3.63%, 04/15/15	1,200,000	1,244,207
Sr. Unsec. Medium-Term Global Notes, 1.25%, 02/13/15	4,000,000	4,033,666
Series K, Jr. Unsec. Sub. Global Notes, 7.98% (c)	4,000,000	4,580,000
		32,732,560

Diversified Capital Markets–0.07%
UBS AG (Switzerland), Sr. Unsec. Medium- Term Bank Notes, 3.88%, 01/15/15	565,000	582,201

Diversified Metals & Mining-3.19%
FMG Resources August 2006 Pty Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.00%, 04/01/17(b)	9,500,000	10,046,250
Glencore Funding LLC (Switzerland), Sr. Unsec. Gtd. Notes, 1.70%, 05/27/16(b)	9,000,000	8,984,990
Rio Tinto Finance USA PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 1.13%, 03/20/15	3,500,000	3,523,564
Xstrata Finance Canada Ltd. (Canada), Sr. Unsec. Gtd. Notes,
2.05%, 10/23/15(b)	1,330,000	1,346,573
2.70%, 10/25/17(b)	1,830,000	1,885,346
		25,786,723

Diversified REIT’s–0.31%
Qatari Diar Finance Co. (Qatar), Sr. Unsec. Gtd. Bonds, 3.50%, 07/21/15(b)	2,400,000	2,482,506

Drug Retail–0.25%
CVS Caremark Corp., Sr. Unsec. Notes, 1.20%, 12/05/16	2,000,000	2,017,004

	Principal Amount	Value
Electric Utilities–2.34%
Commonwealth Edison Co., Sr. Sec. First Mortgage Global Bonds, 2.15%, 01/15/19	$1,625,000	$1,638,854
Kentucky Utilities Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/01/15	3,000,000	3,056,756
Louisville Gas & Electric Co., Sr. Sec. First Mortgage Global Bonds, 1.63%, 11/15/15	2,685,000	2,736,985
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Notes, 1.34%, 09/01/15	4,700,000	4,742,569
Southern Co. (The), Series A, Sr. Unsec. Notes, 2.38%, 09/15/15	1,500,000	1,540,285
Southern Power Co., Series D, Sr. Unsec. Global Notes, 4.88%, 07/15/15	3,780,000	3,994,110
System Energy Resources Inc., Sr. Sec. First Mortgage Bonds, 4.10%, 04/01/23	1,200,000	1,219,863
		18,929,422

Electrical Components & Equipment–0.62%
Eaton Corp., Sr. Unsec. Gtd. Global Notes, 0.95%, 11/02/15	5,000,000	5,027,482

Food Retail–0.33%
Kroger Co. (The), Sr. Unsec. Global Notes, 2.30%, 01/15/19	2,695,000	2,699,256

General Merchandise Stores–0.27%
Dollar General Corp., Sr. Unsec. Global Notes, 1.88%, 04/15/18	2,240,000	2,221,542

Gold–0.80%
Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 3.63%, 09/01/16	5,000,000	5,188,118
Newmont Mining Corp., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/19	1,200,000	1,284,426
		6,472,544

Health Care Distributors–0.20%
McKesson Corp., Sr. Unsec. Global. Notes, 1.40%, 03/15/18	1,670,000	1,645,759

Health Care Equipment–0.83%
Boston Scientific Corp., Sr. Unsec. Global Notes, 2.65%, 10/01/18	1,700,000	1,728,253
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/18	4,910,000	4,969,299
		6,697,552

Health Care Facilities–0.00%
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 9.25%, 02/01/15	5,000	5,375

Health Care Services–0.18%
Medco Health Solutions Inc., Sr. Unsec. Gtd. Notes, 2.75%, 09/15/15	1,380,000	1,421,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Short Term Bond Fund

	Principal Amount	Value
Homebuilding–0.03%
Lennar Corp., Sr. Unsec. Gtd. Notes, 4.50%, 06/15/19	$213,000	$218,059

Hotels, Resorts & Cruise Lines–1.13%
Carnival Corp., Sr. Unsec. Gtd. Global Notes,
1.20%, 02/05/16	4,415,000	4,437,899
1.88%, 12/15/17	1,285,000	1,288,330
Wyndham Worldwide Corp., Sr. Unsec. Notes,
2.50%, 03/01/18	2,385,000	2,416,288
2.95%, 03/01/17	1,000,000	1,035,877
		9,178,394

Industrial Conglomerates–1.16%
General Electric Co., Sr. Unsec. Global Notes, 0.85%, 10/09/15	3,000,000	3,019,937
Hutchison Whampoa International Ltd. (Hong Kong),
Sr. Unsec. Gtd. Notes,
4.63%, 09/11/15(b)	2,217,000	2,340,989
5.75%, 09/11/19(b)	100,000	114,625
Unsec. Gtd. Sub. Notes, 6.00% (b)(c)	3,060,000	3,247,425
Sigma Alimentos S.A. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 5.63%, 04/14/18(b)	620,000	681,214
		9,404,190

Industrial Machinery–0.62%
Pentair Finance S.A., Sr. Unsec. Gtd. Global Notes, 1.35%, 12/01/15	5,000,000	5,029,485

Integrated Oil & Gas–0.89%
BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/19	3,005,000	3,024,399
Lukoil International Finance B.V. (Russia), Sr. Unsec. Gtd. Notes, 6.13%, 11/09/20(b)	210,000	226,210
Petrobras International Finance Co. (Brazil), Sr. Unsec. Gtd. Global Notes, 3.88%, 01/27/16	3,500,000	3,615,641
Statoil ASA (Norway), Sr. Unsec. Gtd. Global Notes, 1.80%, 11/23/16	350,000	359,088
		7,225,338

Integrated Telecommunication Services–3.66%
AT&T Inc., Sr. Unsec. Global Notes,
0.80%, 12/01/15	3,500,000	3,510,192
2.50%, 08/15/15	1,070,000	1,099,486
Telefonica Emisiones S.A. Unipersonal (Spain), Sr. Unsec. Gtd. Global Notes, 5.46%, 02/16/21	210,000	229,903
Telemar Norte Leste S.A. (Brazil), Sr. Unsec. Notes, 5.50%, 10/23/20(b)	129,000	126,480
Verizon Communications, Inc., Sr. Unsec. Global Notes, 2.50%, 09/15/16	20,000,000	20,774,346

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. Global Notes, 6.50%, 01/15/18	$3,678,000	$3,848,897
		29,589,304

Internet Software & Services–0.61%
Baidu Inc. (China), Sr. Unsec. Global Notes, 2.25%, 11/28/17	1,940,000	1,955,688
Ebay Inc., Sr. Unsec. Global Notes, 0.70%, 07/15/15	3,000,000	3,013,988
		4,969,676

Investment Banking & Brokerage–1.63%
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 5.13%, 01/15/15	2,535,000	2,634,563
Sr. Unsec. Medium-Term Global Notes, 3.70%, 08/01/15	1,485,000	1,545,463
Macquarie Group Ltd. (Australia), Sr. Unsec. Notes, 6.00%, 01/14/20(b)	500,000	560,745
Morgan Stanley,
Sr. Unsec. Global Notes, 1.75%, 02/25/16	4,060,000	4,127,208
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/24/15	1,880,000	1,961,119
Sr. Unsec. Notes, 3.45%, 11/02/15	2,210,000	2,302,863
Raymond James Financial, Inc., Sr. Unsec. Notes, 4.25%, 04/15/16	85,000	90,477
		13,222,438

Life & Health Insurance–0.90%
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/21(b)	345,000	379,885
Prudential Covered Trust, Series 2012-1, Class A, Sec. Gtd. Notes, 3.00%, 09/30/15(b)	2,550,000	2,627,221
Prudential Financial, Inc.,
Sr. Unsec. Medium-Term Global Notes, 2.30%, 08/15/18	4,000,000	4,048,214
Sr. Unsec. Medium-Term Notes, 6.20%, 01/15/15	190,000	199,333
		7,254,653

Managed Health Care–0.81%
Cigna Corp., Sr. Unsec. Notes, 4.50%, 03/15/21	980,000	1,065,296
UnitedHealth Group Inc., Sr. Unsec. Global Notes,
0.85%, 10/15/15	2,090,000	2,104,203
1.88%, 11/15/16	1,600,000	1,643,749
Wellpoint Inc., Sr. Unsec. Global Notes, 1.25%, 09/10/15	1,750,000	1,767,481
		6,580,729

Movies & Entertainment–0.34%
Viacom Inc., Sr. Unsec. Global Notes, 2.50%, 09/01/18	2,710,000	2,777,881

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Short Term Bond Fund

	Principal Amount	Value
Multi-Utilities–1.24%
Dominion Gas Holdings LLC, Sr. Unsec. Notes, 1.05%, 11/01/16(b)	$7,000,000	$7,006,151
Dominion Resources, Inc., Sr. Unsec. Notes, 2.25%, 09/01/15	3,000,000	3,069,822
		10,075,973

Office REIT’s–0.32%
Digital Realty Trust L.P., Sr. Unsec. Gtd. Global Notes, 4.50%, 07/15/15	2,510,000	2,609,087

Oil & Gas Exploration & Production–1.23%
Devon Energy Corp., Sr. Unsec. Global Notes, 1.20%, 12/15/16	5,000,000	5,019,606
Empresa Nacional del Petroleo (Chile), Sr. Unsec. Notes, 5.25%, 08/10/20(b)	105,000	111,185
EOG Resources, Inc., Sr. Unsec. Notes, 2.95%, 06/01/15	2,000,000	2,063,557
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 3.50%, 01/30/23	3,000,000	2,801,641
		9,995,989

Oil & Gas Refining & Marketing–0.45%
Marathon Petroleum Corp., Sr. Unsec. Global Notes, 3.50%, 03/01/16	1,500,000	1,576,210
Phillips 66, Sr. Unsec. Gtd. Global Notes, 2.95%, 05/01/17	2,000,000	2,105,912
		3,682,122

Oil & Gas Storage & Transportation–0.86%
DCP Midstreams Operating LP, Sr. Unsec. Gtd. Notes, 2.50%, 12/01/17	1,700,000	1,743,225
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes, 2.65%, 02/01/19	2,205,000	2,218,632
Trans-Canada Pipelines Ltd. (Canada), Sr. Unsec. Global Notes, 0.88%, 03/02/15	2,969,000	2,981,581
		6,943,438

Other Diversified Financial Services–5.41%
Bank of America Corp.,
Sr. Unsec. Global Notes, 6.50%, 08/01/16	165,000	185,940
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/16	2,160,000	2,176,964
Series L, Sr. Unsec. Medium-Term Notes, 1.35%, 11/21/16	9,750,000	9,783,333
Citigroup Inc.,
Sr. Unsec. Global Notes, 6.01%, 01/15/15	1,110,000	1,161,483
Sr. Unsec. Notes, 2.50%, 09/26/18	7,500,000	7,592,148
4.75%, 05/19/15	3,000,000	3,145,901
Doric Nimrod Air Alpha Pass Through Trust (United Arab Emirates), Series 2013-1, Sec. Pass Through Ctfs., 6.13%, 11/30/19(b)	4,000,000	4,190,000
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 1.40%, 04/15/16(b)	2,000,000	2,013,473

	Principal Amount	Value
Other Diversified Financial Services–(continued)
General Electric Capital Corp., Sr. Unsec. Global Notes, 2.15%, 01/09/15	$1,800,000	$1,827,887
ING US Inc., Sr. Unsec. Gtd. Global Notes, 2.90%, 02/15/18	5,000,000	5,175,262
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 1.13%, 02/26/16	2,000,000	2,012,269
Series 1, Jr. Unsec. Sub. Global Notes, 7.90%(c)	4,000,000	4,520,000
		43,784,660

Packaged Foods & Meats–0.94%
Mondelez International Inc., Sr. Unsec. Global Notes, 2.25%, 02/01/19	7,565,000	7,577,119

Personal Products–0.35%
Avon Products Inc., Sr. Unsec. Global Notes, 2.38%, 03/15/16	2,780,000	2,832,526

Pharmaceuticals–3.53%
AbbVie Inc., Sr. Unsec. Global Notes, 1.20%, 11/06/15	5,240,000	5,294,215
Actavis Inc., Sr. Unsec. Global Notes, 1.88%, 10/01/17	2,031,000	2,029,700
Bristol-Myers Squibb Co., Sr. Unsec. Global Notes, 1.75%, 03/01/19	3,875,000	3,842,891
Mylan Inc., Sr. Unsec. Global Notes, 1.35%, 11/29/16	7,000,000	7,025,059
2.55%, 03/28/19	2,350,000	2,357,224
Perrigo Co. PLC, Sr. Unsec. Gtd. Notes, 1.30%, 11/08/16(b)	3,000,000	3,001,067
Zoetis Inc., Sr. Unsec. Global Notes, 1.15%, 02/01/16	5,000,000	5,033,375
		28,583,531

Publishing–0.03%
Gannett Co. Inc., Sr. Unsec. Gtd. Global Notes, 8.75%, 11/15/14	225,000	235,688

Regional Banks–4.30%
BB&T Corp., Series C, Sr. Unsec. Medium-Term Notes, 2.25%, 02/01/19	1,250,000	1,258,980
Branch Banking & Trust Co., Sr. Unsec. Notes,
1.00%, 04/03/17	8,300,000	8,266,339
2.30%, 10/15/18	10,000,000	10,157,970
CIT Group Inc., Series C, Sr. Unsec. Notes, 5.25%, 04/01/14(b)	3,500,000	3,548,125
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/21	750,000	879,913
Nationwide Building Society (United Kingdom), Sr. Unsec. Notes, 4.65%, 02/25/15(b)	390,000	404,523
PNC Bank, N.A., Sr. Unsec. Bank Notes, 1.30%, 10/03/16	6,000,000	6,063,884
Regions Financial Corp., Sr. Unsec. Notes, 5.75%, 06/15/15	4,000,000	4,232,585
		34,812,319

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Short Term Bond Fund

	Principal Amount	Value
Retail REIT’s–0.70%
Simon Property Group L.P., Sr. Unsec. Notes, 1.50%, 02/01/18(b)	$3,500,000	$3,465,875
WEA Finance LLC (Australia), Sr. Unsec. Gtd. Notes, 7.13%, 04/15/18(b)	1,815,000	2,171,182
		5,637,057

Specialized Finance–2.48%
International Lease Finance Corp., Sr. Unsec. Global Notes,
4.88%, 04/01/15	1,000,000	1,038,125
5.75%, 05/15/16	2,300,000	2,492,625
National Rural Utilities Cooperative Finance Corp.,
Sr. Sec. Collateral Trust Bonds, 3.05%, 03/01/16	4,295,000	4,510,054
Sr. Sec. Collateral Trust Global Bonds,
1.10%, 01/27/17	5,000,000	5,015,152
2.15%, 02/01/19	7,000,000	7,043,871
		20,099,827

Specialized REIT’s–1.43%
American Tower Corp.,
Sr. Unsec. Global Notes, 4.63%, 04/01/15	1,140,000	1,186,878
Sr. Unsec. Notes, 4.50%, 01/15/18	175,000	191,209
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/20	500,000	588,532
Senior Housing Properties Trust, Sr. Unsec. Notes, 4.30%, 01/15/16	1,735,000	1,805,484
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 1.55%, 09/26/16	5,500,000	5,571,145
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 2.00%, 02/15/18	2,185,000	2,197,820
		11,541,068

Specialty Stores–1.08%
Staples Inc., Sr. Unsec. Global Notes, 2.75%, 01/12/18	8,500,000	8,708,102

Steel–0.44%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes,
4.25%, 08/05/15	1,615,000	1,677,441
4.25%, 03/01/16	1,000,000	1,040,050
6.13%, 06/01/18	750,000	829,098
		3,546,589

Systems Software–0.47%
Symantec Corp.,
Sr. Unsec. Global Notes, 2.75%, 06/15/17	2,500,000	2,594,389
Sr. Unsec. Notes, 2.75%, 09/15/15	1,150,000	1,185,472
		3,779,861

Trading Companies & Distributors–0.58%
GATX Corp., Sr. Unsec. Notes, 2.50%, 07/30/19	4,700,000	4,701,241

	Principal Amount	Value
Trucking–0.38%
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/16(b)	$2,020,000	$2,072,191
Ryder System, Inc., Sr. Unsec. Medium-Term Notes, 3.15%, 03/02/15	1,000,000	1,024,606
		3,096,797

Wireless Telecommunication Services–1.08%
America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes,
3.63%, 03/30/15	1,755,000	1,801,387
2.38%, 09/08/16	870,000	898,256
Crown Castle Towers LLC, Sr. Sec. Gtd. Notes,
4.52%, 01/15/15(b)	1,265,000	1,307,694
3.21%, 08/15/15(b)	1,415,000	1,442,888
6.11%, 01/15/20(b)	900,000	1,020,375
4.88%, 08/15/20(b)	245,000	263,788
Vodafone Group PLC (United Kingdom), Sr. Unsec. Global Notes, 0.90%, 02/19/16	2,000,000	2,020,500
		8,754,888
Total U.S. Dollar Denominated Bonds and Notes (Cost $507,708,133)		517,825,122

Asset-Backed Securities–19.25%
AmeriCredit Automobile Receivables Trust,
Series 2011-2, Class D, Pass Through Ctfs., 4.00%, 05/08/17	5,000,000	5,168,167
Series 2011-3, Class D, Pass Through Ctfs., 4.04%, 07/10/17	3,000,000	3,127,564
Banc of America Merrill Lynch Commercial Mortgage Inc.,
Series 2005-6, Class AJ, Variable Rate Pass Through Ctfs., 5.18%, 09/10/47(d)	3,230,000	3,429,289
Series 2005-6, Class A4, Variable Rate Pass Through Ctfs., 5.18%, 09/10/47(d)	4,200,000	4,456,185
Banc of America Mortgage Securities Inc., Series 2004-D, Class 2A2, Floating Rate Pass Through Ctfs., 2.68%, 05/25/34(d)	220,257	220,508
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.30%, 08/25/33(d)	396,235	398,554

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Short Term Bond Fund

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class AJ, Pass Through Ctfs., 4.75%, 06/11/41	$5,000,000	$5,190,972
Series 2006-T22, Class AJ, Variable Rate Pass Through Ctfs., 5.58%, 04/12/38(d)	5,055,000	5,481,334
Series 2006-T22, Class B, Variable Rate Pass Through Ctfs., 5.58%, 04/12/38(b)(d)	2,500,000	2,666,281
Series 2006-PW11, Class A4, Variable Rate Pass Through Ctfs., 5.44%, 03/11/39(d)	3,000,000	3,221,007
Series 2006-PW11, Class AAB, Variable Rate Pass Through Ctfs., 5.44%, 03/11/39(d)	110,606	111,861
Series 2006-T24, Class A4, Pass Through Ctfs., 5.54%, 10/12/41	498,284	545,016
Series 2005-T18, Class A4, Pass Through Ctfs., 4.93%, 02/13/42	3,928,581	4,054,543
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class B, Floating Rate Pass Through Ctfs., 1.90%, 08/15/26(b)(d)	3,500,000	3,509,520
CGBAM Commercial Mortgage Trust, Series 2013-BREH, Class B, Floating Rate Pass Through Ctfs., 1.96%, 05/15/30(b)(d)	3,770,000	3,791,951
Citigroup Mortgage Loan Trust, Inc., Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.26%, 08/25/34(d)	1,007,130	1,010,283
COMM Mortgage Trust, Series 2013-FL3, Class B, Floating Rate Pass Through Ctfs., 2.15%, 10/13/28(b)(d)	3,000,000	3,010,658
Commercial Mortgage Trust, Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.21%, 06/08/30(b)(d)	4,125,000	4,132,433
Countrywide Alternative Loan Trust, Series 2004-8CB, Class A, Floating Rate Pass Through Ctfs., 0.43%, 06/25/34(d)	3,840,943	3,636,455
Credit Suisse First Mortgage Securities Corp., Series 2005-C1, Class AJ, Pass Through Ctfs., 5.08%, 02/15/38	3,050,000	3,153,627
Credit Suisse Mortgage Trust,
Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.62%, 09/26/34(b)(d)	286,821	292,379
Series 2010-6R, Class 1A1, Pass Through Ctfs., 5.50%, 02/27/37 (Acquired 03/01/10; Cost $325,392) (b)	316,600	323,229
GCCFC Commercial Mortgage Trust, Series 2005-GG3, Class B, Pass Through Ctfs., 4.89%, 08/10/42	2,500,000	2,568,104
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/30(b)	1,000,000	1,015,855

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2013-2, Class A2, Pass Through Ctfs., 3.50%, 05/25/43(b)	$4,585,798	$4,518,804
JP Morgan Resecuritization Trust, Series 2009-5, Class 1A1, Floating Rate Pass Through Ctfs., 2.61%, 07/26/36(b)(d)	4,979,642	5,053,052
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class A5, Pass Through Ctfs., 4.74%, 07/15/30	148,040	153,235
Series 2005-C3, Class AJ, Pass Through Ctfs., 4.84%, 07/15/40	4,750,000	4,945,667
Series 2005-C7, Class AJ, Pass Through Ctfs., 5.32%, 11/15/40	5,000,000	5,273,565
MBNA Credit Card Master Note Trust, Series 2004-B1, Pass Through Ctfs., 4.45%, 08/15/16	5,738,000	5,748,974
Morgan Stanley Capital I Trust,
Series 2005-HQ7, Class A4, Variable Rate Pass Through Ctfs., 5.21%, 11/14/42(d)	302,568	317,382
Series 2006-HQ9, Class AJ, Pass Through Ctfs., 5.79%, 07/12/44	10,000,000	10,824,725
RBSCF Trust, Series 2010-RR3, Class MS4A, Pass Through Ctfs., 4.97%, 08/16/14(b)	278,419	280,472
RBSSP Resecuritization Trust, Series 2009-13, Class 10A3, Floating Rate Pass Through Ctfs., 2.63%, 01/26/36(b)(d)	3,889,018	3,879,817
Santander Drive Auto Receivables Trust, Series 2011-1, Class D, Pass Through Ctfs., 4.01%, 02/15/17	1,730,000	1,794,364
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/43	3,959,005	3,437,735
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/43	3,831,411	3,545,021
Series 2013-6, Class A2, Pass Through Ctfs., 3.00%, 05/25/43	5,110,204	4,818,785
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/43	3,392,546	3,201,009
Sierra Timeshare Receivables Funding LLC, Series 2013-2, Class 2A, Pass Through Ctfs., 2.28%, 11/20/25(b)	2,575,707	2,607,724
Vanderbilt Mortgage Finance,
Series 2002-B, Class A4, Pass Through Ctfs., 5.84%, 02/07/26	66,437	67,968
Series 2002-C, Class A4, Pass Through Ctfs., 6.57%, 08/07/24	43,774	44,816

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Short Term Bond Fund

	Principal Amount	Value
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C12, Class A4, Variable Rate Pass Through Ctfs., 5.35%, 07/15/41(d)	$883,789	$889,067
Series 2005-C18, Class A4, Pass Through Ctfs., 4.94%, 04/15/42	4,000,000	4,122,358
Series 2005-C21, Class A4, Variable Rate Pass Through Ctfs., 5.24%, 10/15/44(d)	16,950	17,892
Series 2005-C22, Class A4, Variable Rate Pass Through Ctfs., 5.29%, 12/15/44(d)	8,000,000	8,492,708
WaMu Mortgage Pass Through Ctfs., Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.42%, 08/25/33(d)	1,592,541	1,623,139
Wells Fargo Commercial Mortgage Trust, Series 2012-LC5, Class A2, Pass Through Ctfs., 1.84%, 10/15/45	5,000,000	5,045,037
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.62%, 07/25/34(d)	1,235,536	1,257,940
Series 2004-S, Class A1, Floating Rate Pass Through Ctfs., 2.62%, 09/25/34(d)	316,381	325,832
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.62%, 12/25/34(d)	894,795	917,679
WFRBS Commercial Mortgage Trust,
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 4.98%, 07/15/46(d)	4,500,000	4,802,825
Series 2013-C12, Class A2, Pass Through Ctfs., 2.07%, 03/15/48	3,225,000	3,261,581
Total Asset-Backed Securities (Cost $157,695,460)		155,784,948

U.S. Treasury Securities–8.84%
U.S. Treasury Bills–0.21%
0.05%, 05/01/14(e)(f)	175,000	174,991
0.08%, 05/01/14(e)(f)	150,000	149,993
0.09%, 05/01/14(e)(f)	225,000	224,989
0.11%, 05/01/14(e)(f)	1,050,000	1,049,948
0.12%, 05/01/14(e)(f)	100,000	99,995
		1,699,916

U.S. Treasury Notes–8.63%
0.38%, 01/31/16	49,623,000	49,697,520
0.63%, 02/15/17	3,966,000	3,960,238
1.50%, 01/31/19	16,209,000	16,218,512
		69,876,270
Total U.S. Treasury Securities (Cost $71,522,729)		71,576,186

	Principal Amount	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities–1.74%
Collateralized Mortgage Obligations–0.21%
Fannie Mae REMICS, 0.61%, 02/25/47(d)	$189,251	$189,992
Federal Deposit Insurance Co., Gtd. Floating Rate Notes, 0.71%, 02/25/48, (Acquired 03/05/10; Cost $997,811)(b)(d)	997,811	1,001,956
Freddie Mac REMICS,
7.50%, 09/15/29	288,877	335,923
1.15%, 12/15/31(d)	97,354	100,186
1.10%, 01/15/32(d)	55,847	57,410
Ginnie Mae REMICS, 0.55%, 09/16/19(d)	56,905	57,082
		1,742,549

Federal Home Loan Mortgage Corp. (FHLMC)–0.31%
Pass Through Ctfs.,
9.00%, 05/01/15	12,346	12,476
7.50%, 06/01/16 to 12/01/16	60,497	61,903
7.00%, 12/01/16 to 10/01/34	836,691	940,771
6.00%, 02/01/17 to 03/01/23	571,082	620,108
8.50%, 02/01/19 to 08/17/26	455,627	510,541
6.50%, 01/01/33 to 12/01/35	51,252	57,498
2.02%, 07/01/36(d)	156,196	165,226
Pass Through Ctfs., ARM
2.82%, 02/01/37(d)	43,070	46,157
2.68%, 01/01/38(d)	56,636	60,173
		2,474,853

Federal National Mortgage Association (FNMA)–0.92%
Pass Through Ctfs.,
7.50%, 02/01/15 to 02/01/31	527,207	607,169
7.00%, 04/01/15 to 08/01/36	3,688,461	4,168,681
8.50%, 09/01/15 to 07/01/30	341,910	402,463
6.50%, 11/01/16 to 10/01/35	1,053,687	1,165,384
8.00%, 12/01/17 to 08/01/32	529,897	570,693
9.00%, 01/01/30	89,756	105,562
Pass Through Ctfs., ARM
2.04%, 09/01/19(d)	17,908	17,811
2.34%, 11/01/32(d)	65,465	69,715
2.33%, 05/01/35(d)	275,582	293,507
2.49%, 03/01/38(d)	58,806	62,401
		7,463,386

Government National Mortgage Association (GNMA)–0.30%
Pass Through Ctfs.,
7.00%, 05/15/17 to 06/15/32	364,593	391,985
9.50%, 09/15/17	287	289
6.00%, 06/15/18	192,724	203,468
7.75%, 11/15/19 to 02/15/21	86,386	87,204
6.50%, 07/15/23 to 02/15/34	1,396,662	1,581,120
7.50%, 12/20/25	41,485	48,580
8.50%, 07/20/27	71,628	83,352
		2,395,998
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $12,786,734)		14,076,786

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Short Term Bond Fund

	Shares	Value
Preferred Stocks–0.65%
Investment Banking & Brokerage–0.31%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	105,000	$2,487,450

Regional Banks–0.24%
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	75,000	1,957,500

Reinsurance–0.10%
Reinsurance Group of America, Inc., 6.20% Sr. Unsec. Sub. Pfd.	33,000	852,720
Total Preferred Stocks (Cost $5,325,000)		5,297,670

	Principal Amount
Municipal Obligations–0.62%
Florida Hurricane Catastrophe Fund Finance Corp.; Series 2013 A, RB
1.30%, 07/01/16	$2,000,000	2,018,160
2.11%, 07/01/18	3,000,000	3,013,860
Total Municipal Obligations (Cost $5,000,000)		5,032,020

	Shares	Value
Money Market Funds–5.48%
Liquid Assets Portfolio–Institutional Class(g)	22,193,935	$22,193,935
Premier Portfolio–Institutional Class(g)	22,193,934	22,193,934
Total Money Market Funds (Cost $44,387,869)		44,387,869
TOTAL INVESTMENTS–100.55% (Cost $804,425,925)		813,980,601
OTHER ASSETS LESS LIABILITIES–(0.55)%		(4,484,405)
NET ASSETS–100.00%		$809,496,196

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
Ctfs.	– Certificates
Gtd.	– Guaranteed
Jr.	– Junior
Pfd.	– Preferred
RB	– Revenue Bonds
REIT	– Real Estate Investment Trust
REMICS	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $151,921,572, which represented 18.77% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(e)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(f)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Short Term Bond Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $760,038,056)	$769,592,732
Investments in affiliated money market funds, at value and cost	44,387,869
Total investments, at value (Cost $804,425,925)	813,980,601
Receivable for:
Investments sold	45,875,906
Variation margin	190,813
Fund shares sold	8,926,225
Dividends and interest	4,911,987
Principal paydowns	217
Premiums paid on swap agreements	314,163
Investment for trustee deferred compensation and retirement plans	127,734
Other assets	41,618
Total assets	874,369,264

Liabilities:
Payable for:
Investments purchased	53,962,091
Fund shares reacquired	3,869,959
Amount due custodian	5,870,133
Dividends	166,971
Swap agreements	11,833
Accrued fees to affiliates	381,962
Accrued trustees’ and officers’ fees and benefits	4,517
Accrued other operating expenses	58,141
Trustee deferred compensation and retirement plans	145,154
Unrealized depreciation on swap agreements	402,307
Total liabilities	64,873,068
Net assets applicable to shares outstanding	$809,496,196

Net assets consist of:
Shares of beneficial interest	$854,475,550
Undistributed net investment income	583,095
Undistributed net realized gain (loss)	(54,640,771)
Net unrealized appreciation	9,078,322
$809,496,196

Net Assets:
Class A	$291,609,326
Class C	$450,693,964
Class R	$3,612,022
Class Y	$45,590,674
Class R5	$1,760,690
Class R6	$16,229,520

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	33,468,015
Class C	51,741,487
Class R	414,005
Class Y	5,233,369
Class R5	202,036
Class R6	1,861,165
Class A:
Net asset value per share	$8.71
Maximum offering price per share
(Net asset value of $8.71 ÷ 97.50%)	$8.93
Class C:
Net asset value and offering price per share	$8.71
Class R:
Net asset value and offering price per share	$8.72
Class Y:
Net asset value and offering price per share	$8.71
Class R5:
Net asset value and offering price per share	$8.71
Class R6:
Net asset value and offering price per share	$8.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Short Term Bond Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$19,249,454
Dividends	367,790
Dividends from affiliated money market funds	31,593
Total investment income	19,648,837

Expenses:
Advisory fees	2,810,358
Administrative services fees	215,041
Custodian fees	37,207
Distribution fees:
Class A	417,774
Class C	3,188,397
Class R	18,471
Transfer agent fees — A, C, R and Y	797,549
Transfer agent fees — R5	348
Transfer agent fees — R6	481
Trustees’ and officers’ fees and benefits	62,254
Other	381,886
Total expenses	7,929,766
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,068,175)
Net expenses	6,861,591
Net investment income	12,787,246

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,970,258
Foreign currencies	(25)
Futures contracts	952,204
Swap agreements	(150,419)
3,772,018
Change in net unrealized appreciation (depreciation) of:
Investment securities	(7,737,498)
Foreign currencies	(33)
Futures contracts	(116,159)
Swap agreements	5,151
(7,848,539)
Net realized and unrealized gain (loss)	(4,076,521)
Net increase in net assets resulting from operations	$8,710,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$12,787,246	$11,510,360
Net realized gain	3,772,018	740,167
Change in net unrealized appreciation (depreciation)	(7,848,539)	4,631,629
Net increase in net assets resulting from operations	8,710,725	16,882,156

Distributions to shareholders from net investment income:
Class A	(4,718,929)	(4,537,494)
Class C	(6,575,101)	(6,765,624)
Class R	(49,857)	(56,940)
Class Y	(727,024)	(614,063)
Class R5	(49,845)	(113,130)
Class R6	(218,611)	(54,091)
Total distributions from net investment income	(12,339,367)	(12,141,342)

Return of capital:
Class A	—	(52,437)
Class C	—	(94,142)
Class R	—	(784)
Class Y	—	(6,620)
Class R5	—	(1,225)
Class R6	—	(1,340)
Total return of capital	—	(156,548)

Share transactions-net:
Class A	42,822,489	52,893,956
Class C	(43,749,195)	175,076,154
Class R	181,483	448,186
Class Y	16,809,360	6,972,884
Class R5	(393,082)	(4,791,920)
Class R6	10,303,899	5,890,038
Net increase in net assets resulting from share transactions	25,974,954	236,489,298
Net increase in net assets	22,346,312	241,073,564

Net assets:
Beginning of year	787,149,884	546,076,320
End of year (includes undistributed net investment income of $583,095 and $(102,763), respectively)	$809,496,196	$787,149,884

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C, Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

20                         Invesco Short Term Bond Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and

21                         Invesco Short Term Bond Fund

are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses —Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

22                         Invesco Short Term Bond Fund

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the

23                         Invesco Short Term Bond Fund

agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.35%
Next $500 million	0.325%
Next $1.5 billion	0.30%
Next $2.5 billion	0.29%
Over $5 billion	0.28%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

Effective July 1, 2013, the Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%, 1.25%, 1.25% and 1.25%, respectively, of average daily net assets. Prior to July 1, 2013, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.56%, 0.91% (after 12b-1 fee waivers), 0.91%, 0.41%, 0.41% and 0.41%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $72,034 and reimbursed class level expenses of $88,989, $156,727, $1,180 and $12,664 of Class A, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares, 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the

24                         Invesco Short Term Bond Fund

Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2014, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the year ended February 28, 2014, 12b-1 fees incurred for Class C shares were $2,452,613 after fee waivers of $735,784.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $112,470 in front-end sales commissions from the sale of Class A shares and $34,980 and $2,536 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$49,685,539	$—	$—	$49,685,539
Corporate Debt Securities	—	517,825,122	—	517,825,122
U.S. Treasury Securities	—	71,576,186	—	71,576,186
Asset-Backed Securities	—	155,784,948	—	155,784,948
U.S. Government Sponsored Securities	—	14,076,786	—	14,076,786
Municipal Obligations	—	5,032,020	—	5,032,020
	49,685,539	764,295,062	—	813,980,601
Futures*	(74,047)	—	—	(74,047)
Swap Agreements*	—	(402,307)	—	(402,307)
Total Investments	$49,611,492	$763,892,755	$—	$813,504,247

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$—	$(402,307)
Interest rate risk
Futures contracts (b)	57,531	(131,578)
Total	$57,531	$(533,885)

(a)	Values are disclosed on the Statement of Assets and Liabilities under Unrealized depreciation on swap agreements.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

25                         Invesco Short Term Bond Fund

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Futures*	Swap Agreements*
Realized Gain (Loss)
Credit risk	$—	$(150,419)
Interest rate risk	952,204	—
Change in Unrealized Appreciation (Depreciation)
Credit risk	—	5,151
Interest rate risk	(116,159)	—
Total	$836,045	$(145,268)

*	The average notional value of futures contracts and swap agreements outstanding during the period was $203,581,899 and $6,000,000 respectively.

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	Long	628	June-2014	$138,081,500	$57,531
U.S. Treasury 5 Year Notes	Short	28	June-2014	(3,356,063)	(3,779)
U.S. Treasury 10 Year Notes	Short	947	June-2014	(117,931,094)	(127,799)
Total Futures Contracts					$(74,047)

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC	Citigroup, Inc.	Buy	1.00%	06/20/17	0.55%	$6,000,000	$314,163	$(402,307)

(a)	Implied credit spreads represent the current level as of February 28, 2014 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

26                         Invesco Short Term Bond Fund

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC(b)	$314,163	$(314,163)	$—	$—	$—	$—
Bank of America Securities LLC(c)	57,531	(57,531)	—	—	—	—
Total	$371,694	$(371,694)	$—	$—	$—	$—

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities(a)	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC(b)	$414,140	$(314,163)	$99,977	$—	$—	$99,977
Bank of America Securities LLC(c)	131,578	(57,531)	74,047	(74,047)	—	—
Total	$545,718	$(371,694)	$174,024	$(74,047)	$—	$99,977

(a)	Includes cumulative appreciation (depreciation) of futures contracts.
(b)	Swap agreements counterparty.
(c)	Futures contracts counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangements is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $797.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$12,339,367	$12,141,342
Return of capital	—	156,548
Total distributions	$12,339,367	$12,297,890

27                         Invesco Short Term Bond Fund

Tax Components of Net Assets at Period-End:

2014
Undistributed ordinary income	$715,948
Net unrealized appreciation — investments	9,529,212
Net unrealized appreciation (depreciation) — other investments	(476,354)
Temporary book/tax differences	(62,585)
Capital loss carryforward	(54,685,575)
Shares of beneficial interest	854,475,550
Total net assets	$809,496,196

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,852,956 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$1,556,368	$—	$1,556,368
February 29, 2016	16,170,361	—	16,170,361
February 28, 2017	10,084,651	—	10,084,651
February 28, 2018	24,733,191	—	24,733,191
February 28, 2019	38,154	—	38,154
Not subject to expiration	1,791,111	311,739	2,102,850
	$54,373,836	$311,739	$54,685,575

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $937,495,152 and $870,660,188, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,331,515,408 and $1,307,853,487, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$13,434,679
Aggregate unrealized (depreciation) of investment securities	(3,905,467)
Net unrealized appreciation of investment securities	$9,529,212

Cost of investments for tax purposes is $804,451,389.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, swap income and paydowns on February 28, 2014, undistributed net investment income was increased by $237,979, undistributed net realized gain (loss) was increased by $3,608,566 and shares of beneficial interest was decreased by $3,846,545. This reclassification had no effect on the net assets of the Fund.

28                         Invesco Short Term Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	25,626,951	$222,780,381	20,721,240	$180,847,316
Class C	39,144,615	340,882,446	48,768,658	425,620,883
Class R	262,346	2,285,833	160,736	1,405,661
Class Y	9,907,002	86,113,491	4,655,322	40,620,029
Class R5	76,930	672,547	123,521	1,076,553
Class R6(b)	1,185,843	10,277,777	683,768	5,989,636

Issued as reinvestment of dividends:
Class A	459,796	3,996,338	436,220	3,805,859
Class C	627,038	5,448,059	642,124	5,602,168
Class R	5,565	48,422	6,501	56,803
Class Y	57,871	502,810	45,624	398,341
Class R5	5,385	46,829	10,405	90,713
Class R6	25,134	218,611	6,330	55,432

Reacquired:
Class A	(21,163,345)	(183,954,230)	(15,099,089)	(131,759,219)
Class C	(44,884,738)	(390,079,700)	(29,370,625)	(256,146,897)
Class R	(247,419)	(2,152,772)	(116,025)	(1,014,278)
Class Y	(8,026,955)	(69,806,941)	(3,902,447)	(34,045,486)
Class R5	(127,898)	(1,112,458)	(681,170)	(5,959,186)
Class R6	(22,203)	(192,489)	(17,707)	(155,030)
Net increase in share activity	2,911,918	$25,974,954	27,073,386	$236,489,298

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 54% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.

29                         Invesco Short Term Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/14	$8.75	$0.15	$(0.04)	$0.11	$(0.15)	$—	$(0.15)	$8.71	1.25%	$291,609	0.63	%(d)	0.67	%(d)	1.75	%(d)	278%
Year ended 02/28/13	8.68	0.18	0.08	0.26	(0.19)	(0.00)	(0.19)	8.75	2.98	249,685	0.54		0.68		2.01		44
Year ended 02/29/12	8.72	0.21	(0.05)	0.16	(0.20)	—	(0.20)	8.68	1.85	195,146	0.56		0.72		2.39		40
Year ended 02/28/11	8.68	0.21	0.04	0.25	(0.21)	—	(0.21)	8.72	2.87	113,103	0.65		0.80		2.41		48
Seven months ended 02/28/10	8.55	0.17	0.13	0.30	(0.17)	—	(0.17)	8.68	3.52	80,252	0.65	(e)	0.87	(e)	3.35	(e)	48
Year ended 07/31/09	9.48	0.48	(0.90)	(0.42)	(0.51)	—	(0.51)	8.55	(4.37)	43,695	0.77		0.98		5.60		123
Class C
Year ended 02/28/14	8.74	0.12	(0.03)	0.09	(0.12)	—	(0.12)	8.71	1.01	450,694	0.98	(d)	1.17	(d)	1.40	(d)	278
Year ended 02/28/13	8.68	0.15	0.07	0.22	(0.16)	(0.00)	(0.16)	8.74	2.50	497,135	0.89		1.18		1.66		44
Year ended 02/29/12	8.71	0.18	(0.04)	0.14	(0.17)	—	(0.17)	8.68	1.65	319,379	0.90		1.28		2.05		40
Year ended 02/28/11	8.68	0.19	0.02	0.21	(0.18)	—	(0.18)	8.71	2.49	246,940	0.90		1.55		2.16		48
Seven months ended 02/28/10	8.54	0.16	0.14	0.30	(0.16)	—	(0.16)	8.68	3.50	103,785	0.90	(e)	1.62	(e)	3.10	(e)	48
Year ended 07/31/09	9.48	0.46	(0.91)	(0.45)	(0.49)	—	(0.49)	8.54	(4.72)	66,863	1.02		1.73		5.35		123
Class R
Year ended 02/28/14	8.76	0.12	(0.04)	0.08	(0.12)	—	(0.12)	8.72	0.90	3,612	0.98	(d)	1.02	(d)	1.40	(d)	278
Year ended 02/28/13	8.69	0.15	0.08	0.23	(0.16)	(0.00)	(0.16)	8.76	2.63	3,447	0.89		1.03		1.66		44
Year ended 02/29/12	8.73	0.18	(0.05)	0.13	(0.17)	—	(0.17)	8.69	1.54	2,975	0.90		1.06		2.05		40
Year ended 02/28/11	8.70	0.19	0.02	0.21	(0.18)	—	(0.18)	8.73	2.49	2,588	0.90		1.05		2.16		48
Seven months ended 02/28/10	8.56	0.16	0.14	0.30	(0.16)	—	(0.16)	8.70	3.49	2,086	0.90	(e)	1.12	(e)	3.10	(e)	48
Year ended 07/31/09	9.50	0.46	(0.91)	(0.45)	(0.49)	—	(0.49)	8.56	(4.70)	1,643	1.02		1.23		5.35		123
Class Y
Year ended 02/28/14	8.75	0.16	(0.04)	0.12	(0.16)	—	(0.16)	8.71	1.40	45,591	0.48	(d)	0.52	(d)	1.90	(d)	278
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	28,829	0.39		0.53		2.16		44
Year ended 02/29/12	8.72	0.22	(0.04)	0.18	(0.22)	—	(0.22)	8.68	2.04	21,676	0.40		0.56		2.55		40
Year ended 02/28/11	8.69	0.23	0.03	0.26	(0.23)	—	(0.23)	8.72	3.00	12,950	0.40		0.55		2.66		48
Seven months ended 02/28/10	8.55	0.18	0.14	0.32	(0.18)	—	(0.18)	8.69	3.79	8,132	0.40	(e)	0.62	(e)	3.60	(e)	48
Year ended 07/31/09(f)	8.81	0.41	(0.28)	0.13	(0.39)	—	(0.39)	8.55	1.62	2,545	0.51	(e)	0.75	(e)	5.86	(e)	123
Class R5
Year ended 02/28/14	8.75	0.17	(0.04)	0.13	(0.17)	—	(0.17)	8.71	1.45	1,761	0.43	(d)	0.44	(d)	1.95	(d)	278
Year ended 02/28/13	8.68	0.19	0.08	0.27	(0.20)	(0.00)	(0.20)	8.75	3.14	2,167	0.39		0.44		2.16		44
Year ended 02/29/12	8.72	0.22	(0.04)	0.18	(0.22)	—	(0.22)	8.68	2.04	6,901	0.40		0.46		2.55		40
Year ended 02/28/11	8.69	0.23	0.03	0.26	(0.23)	—	(0.23)	8.72	3.00	17,481	0.40		0.45		2.66		48
Seven months ended 02/28/10	8.55	0.18	0.14	0.32	(0.18)	—	(0.18)	8.69	3.79	52,716	0.40	(e)	0.49	(e)	3.60	(e)	48
Year ended 07/31/09	9.49	0.51	(0.92)	(0.41)	(0.53)	—	(0.53)	8.55	(4.19)	61,174	0.49		0.56		5.88		123
Class R6
Year ended 02/28/14	8.75	0.17	(0.03)	0.14	(0.17)	—	(0.17)	8.72	1.58	16,230	0.42	(d)	0.43	(d)	1.96	(d)	278
Year ended 02/28/13(f)	8.76	0.08	0.00	0.08	(0.09)	(0.00)	(0.09)	8.75	0.89	5,886	0.40	(e)	0.44	(e)	2.15	(e)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $108,844,548 and sold of $18,391,076 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco LIBOR Alpha Fund and Invesco Van Kampen Limited Duration Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $278,516, $490,523, $3,694, $39,635, $2,623 and $11,273 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6 shares, respectively.

30                         Invesco Short Term Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

31                         Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,016.80	$3.45	$1,021.37	$3.46	0.69%
C	1,000.00	1,016.20	5.20	1,019.64	5.21	1.04
R	1,000.00	1,015.10	5.20	1,019.64	5.21	1.04
Y	1,000.00	1,017.60	2.70	1,022.12	2.71	0.54
R5	1,000.00	1,018.00	2.25	1,022.56	2.26	0.45
R6	1,000.00	1,019.20	2.20	1,022.61	2.21	0.44

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32                         Invesco Short Term Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	2.82%
Corporate Dividends Received Deduction*	2.82%
U.S. Treasury Obligations*	2.55%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco Short Term Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco Short Term Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Short Term Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	STB-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2014

Invesco U.S. Government Fund

Nasdaq:
A: AGOVX ▪ B: AGVBX ▪ C: AGVCX ▪ R: AGVRX ▪ Y: AGVYX ▪ Investor Class: AGIVX
R5: AGOIX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
9 Schedule of Investments
12 Financial Statements
14 Notes to Financial Statements
22 Financial Highlights
23 Auditor's Report
24 Fund Expenses
25 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside, your Fund’s portfolio managers discuss how they managed your Fund and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period covered by this report, major US and global equity market indexes hit multiyear or all-time highs[1], the result of a strengthening US economy and relatively healthy corporate profits. Also helping equities was a return of individual investors to stocks – due in part to monetary policies that kept interest rates (and yields on fixed income securities) low. Despite some volatility in the summer of 2013, overseas equity market indexes in developed and emerging nations generally rose during the reporting period – although developed markets generally outpaced emerging markets. In January 2014, amid widespread signs of an improving economy, the US Federal Reserve began a long-anticipated reduction in its bond-buying program.

Extended periods of strong market performance can lull some investors into a false sense of security – just as extended periods of volatility or market weakness can discourage some investors from undertaking disciplined, long-term investment plans. That’s why Invesco believes it can often be helpful to work with a skilled and trusted financial adviser; he or she can emphasize the importance of adhering to an investment plan designed to achieve long-term goals like a first home, a college education for a child or a comfortable retirement. A financial adviser who is familiar with your individual financial situation, investment goals and risk tolerance can be an invaluable partner as you work toward your financial goals. He or she can provide insight and perspective when markets are volatile; encouragement and reassurance when times are uncertain; and advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your individual Invesco account whenever it’s convenient for you; just complete a simple, secure online registration. Use the “Login” box on our home page to get started.

Invesco’s mobile app for iPad® (available free from the App StoreSM) allows you to obtain the same detailed information about your Fund and the same investment insights from our investment leaders, market strategists, economists and retirement experts on the go. You also can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com or by visiting the “Intentional Investing Forum” on our home page. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

1  Source: Reuters

iPad is a trademark of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco U.S. Government Fund

Bruce Crockett

Dear Fellow Shareholders:

Members of the Invesco Funds Board work continually to oversee how the Invesco Funds are performing in light of ever-changing and often unpredictable economic and market conditions. One of the ways we do this is by verifying that the teams that manage funds understand the risks associated with the investments they make in the funds they manage.

In light of market conditions over the last few years, the financial news media of late have given increased attention to “alternative investment strategies.” Despite this increased attention, many investors don’t know very much about these types of investment strategies.

Let me put alternative investment strategies and the new focus on them in some perspective. First, these types of investment strategies have been used predominately by institutional investors and investment professionals for decades to increase diversification – in an effort to dampen portfolio volatility (risk) with the goal of increasing returns. The focal point of the increased news coverage is that these types of strategies are now being made more widely available to individual investors.

Alternative investment strategies generally seek to provide measured exposure to various asset classes whose performance, historically, has not been highly correlated with one another. These strategies may help mitigate the impact to a portfolio from severe or prolonged market downturns while potentially providing reasonable returns over time. After a careful and thorough examination of the potential risks and potential benefits of alternative investment strategies, the Invesco Funds Board has approved the launch of several new alternative funds for the Invesco product lineup, to be managed by teams we determined have the depth and experience to pursue the funds’ investment objectives.

While no single investment product can provide complete downside protection in falling markets and full upside participation in rising markets, your Board believes alternative funds can be a prudent tool to work in concert with more traditional mutual funds and other investments to build well diversified portfolios. Your financial adviser can determine whether or not such investments are appropriate for your individual needs, goals and risk tolerance. Also, he or she can explain the risks associated with alternative investment strategies. This type of professional guidance is why Invesco believes it’s so important that individual investors work with trusted, experienced financial advisers.

Whether you’re invested in equity, fixed income, cash management or alternative investment funds, be assured that the Invesco Funds Board will continue working on your behalf and on behalf of all our fund shareholders, keeping your needs and interests uppermost in our minds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Asset allocation/diversification does not guarantee a profit or eliminate the risk of loss.

Alternative products typically hold more non-traditional investments and employ more complex trading strategies, including hedging and leveraging through derivatives, short selling and opportunistic strategies that change with market conditions. Investors considering alternatives should be aware of their unique characteristics and additional risks from the strategies they use. Like all investments, performance will fluctuate. You can lose money.

3                         Invesco U.S. Government Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2014, Invesco U.S. Government Fund underperformed its style-specific index, the Barclays U.S. Government Index. A combination of security selection decisions and duration positioning were the main contributors to underperformance versus the style-specific benchmark for the fiscal year.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/13 to 2/28/14, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.37%
Class B Shares	-2.10
Class C Shares	-2.00
Class R Shares	-1.61
Class Y Shares	-1.11
Investor Class Shares	-1.26
Class R5 Shares	-0.95
Barclays U.S. Aggregate Index‚ (Broad Market Index)	0.15
Barclays U.S. Government Index■ (Style-Specific Index)	-0.80
Lipper Intermediate U.S. Government Funds Index■ (Peer Group Index)	-0.94

Source(s): ‚Invesco, Barclays via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

The Fund invests at least 80% in debt securities issued, guaranteed or backed by the US government or its agencies and instrumentalities. These securities include: US Treasury notes and bonds, US agency debentures and agency-backed mortgage-backed securities (MBS). The Fund may invest in derivatives and other financial instruments that have similar economic characteristics to underlying securities, interest rates, currencies or related indexes.

    We believe dynamic and complex fixed income markets may create opportunities for investors that are best captured by specialist decision makers interconnected as a global team.

    Our security selection is supported by a team of specialists. Team members conduct top-down macroeconomic as well as bottom-up analysis on individual securities.

Portfolio Composition
By security type, based on total investments
US Government Sponsored
Mortgage-Backed Securities	49.8%
US Treasury Securities	29.3
US Government Sponsored Agency Securities	14.0
Foreign Bonds	4.2
Corporate Notes	2.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Recommendations are communicated to portfolio managers through proprietary technology that allows all investment professionals to communicate in a timely manner.

    Portfolio construction begins with a well-defined Fund design that establishes the target investment vehicles for generating the desired “alpha” (the extra return above a specific benchmark) as well as the risk parameters for the Fund. Investment vehicles are evaluated for liquidity and relative value.

    Sell decisions are based on:

■	A conscious decision to alter the Fund’s macro risk exposure (such as duration, yield curve positioning, sector exposure).
■	The need to limit or reduce exposure to a particular sector or issuer.
■	Degradation of an issuer’s credit quality.
■	Realignment of a valuation target.

Top Five Fixed Income Issuers*

1. U.S. Treasury	29.3%
2. Federal National Mortgage Association	17.6
3. Federal Home Loan Mortgage Corp.	10.9
4. Fannie Mae REMICs	9.8
5. Freddie Mac REMICs	9.6

Total Net Assets	$801.1 million
Total Number of Holdings*	933

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

■	Presentation of a better relative value opportunity.
■	The general liquidity needs of the Fund.

Market conditions and your Fund

The fiscal year ended February 28, 2014, was characterized by slow but steady improvement in the US economy, strong US equity market returns and generally negative US bond market returns. As the fiscal year began, consumer confidence trended higher based on the recovery of the US housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress – and implementation of sequestration spending cuts – which consequently left many businesses hesitant to spend.

    US bond markets were unexceptional at the beginning of the fiscal year, but from late May through June, bond and stock markets declined following then-US Federal Reserve (the Fed) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (QE). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential US military reaction to instability in Syria. The fourth quarter of 2013 began amid uncertainty created by a two-week federal government shutdown, and bond yields rose in response to increased market volatility during the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in January 2014. In contrast to a rallying stock market following the Fed’s announcement, longer-term bond yields rose, with the benchmark 10-year US Treasury yield breaking 3% by the end of 2013.1 Despite interest rate declines and credit market rallies during January and February 2014, respectively, intermediate to longer-term, high credit quality, rate sensitive segments of the US bond market either lost ground or produced very modest positive returns for the full reporting period. In contrast, lower-quality credit and less rate sensitive segments of the bond market, such as high yield bonds, bank loans and short-term bonds were among the few bond market segments that delivered positive total returns for the reporting period.

    With this market backdrop for context, we maintained a material underweight

4                Invesco U.S. Government Fund

position in underperforming US Treasuries during the reporting period and targeted relative values offered by spread sectors of the government bond market. Our investments in off-benchmark, short-average-life agency-collateralized mortgage obligations and agency mortgage-backed securities (MBS) provided valuable yield and price stability, and had a positive effect on returns during the reporting period, but they were not strong enough to offset the negative performance stemming from our remaining position in US Treasuries as rates increased during the latter part of 2013. The security selection decision to hold underperforming Treasury inflation-protected securities also detracted from returns relative to the Fund’s style-specific index, and counteracted more favorable security selection decisions across agency debentures, as well as the maturity, coupon, vintage and issuer strata of the agency MBS market. Among agency MBS, our emphasis on 30-year, fixed-rate securities was advantageous for the Fund as these securities benefited from a generally positive market environment in which demand was supported by the Fed’s open-ended bond purchasing program that partially targeted lower-coupon agency MBS.

    The Fund benefited from incremental income earned by engaging in mortgage dollar roll transactions, a form of repurchase agreement in the to-be-announced (TBA) market for agency MBS, which involves the Fund selling an MBS to a financial institution with an agreement to repurchase a substantially similar security at an agreed upon price and date. Excess portfolio cash resulting from the use of this strategy is subsequently invested in short-term instruments to generate additional return for the Fund.

    The Fund uses active duration and yield curve positioning for risk management and for generating alpha versus its style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes, with a shorter duration portfolio tending to be less sensitive to these changes. The results of duration and yield curve positioning were mixed as the Fund was positioned with less duration sensitivity than the style-specific benchmark for most of the fiscal year as interest rates rose. However, the steeper yield curve that resulted from the increase in interest rates offset at least some of the benefit of the duration positioning.

    Buying and selling US Treasury futures contracts were important tools we used to manage interest rate risk and to maintain our targeted portfolio duration.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities generally will fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. We are monitoring interest rates and market and economic factors that may impact interest rates, including the potential impact of the Fed’s tapering of QE. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    We thank you for your investment in Invesco U.S. Government Fund.

1  Source: Barclays

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Clint Dudley Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Government
Fund. He joined Invesco in 1998. Mr. Dudley earned a BBA and an MBA from Baylor University.

Brian Schneider Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S.
Government Fund. He joined Invesco in 1987. Mr. Schneider earned a BA in economics and an MBA from Bellarmine University (formerly Bellarmine College).

Robert Waldner Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S.
Government Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                Invesco U.S. Government Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/29/04

1	Source(s): Invesco, Barclays via FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees.

Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

not own, the Fund may have to purchase deliverable mortgages to settle the short sale at a higher price than anticipated, thereby causing a loss. A short position in a TBA mortgage poses more risk than holding the same TBA mortgage long. As there is no limit on how much the price of mortgage securities can increase, the Fund’s exposure is unlimited. The Fund may not always be able to purchase mortgage securities to close out the short position at a particular time or at an acceptable price. A Fund will earmark or segregate liquid assets in an amount at least equal to its exposure for the duration of the contract. The Fund will incur increased transaction costs associated with selling TBA mortgages short. In addition, taking short positions in TBA mortgages results in a form of leverage which could increase the volatility of the Fund’s share price.

■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.

■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities.

About indexes used in this report

■	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.
■	The Barclays U.S. Government
Index is an unmanaged index considered representative of fixed income obligations issued by the US Treasury, government agencies and quasi-federal corporations.
■	The Lipper Intermediate U.S. Government Funds Index is an unmanaged index considered representative of intermediate US government funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco U.S. Government Fund

Average Annual Total Returns
As of 2/28/14, including maximum applicablesales charges

Class A Shares
Inception (4/28/87)	5.42%
10 Years	3.16
5 Years	2.11
1 Year	-5.56

Class B Shares
Inception (9/7/93)	4.21%
10 Years	2.99
5 Years	1.87
1 Year	-6.92

Class C Shares
Inception (8/4/97)	3.69%
10 Years	2.84
5 Years	2.27
1 Year	-2.96

Class R Shares
Inception (6/3/02)	3.64%
10 Years	3.35
5 Years	2.76
1 Year	-1.61

Class Y Shares
10 Years	3.76%
5 Years	3.29
1 Year	-1.11

Investor Class Shares
Inception (9/30/03)	3.64%
10 Years	3.63
5 Years	3.01
1 Year	-1.26
Class R5 Shares
10 Years	4.02%
5 Years	3.42
1 Year	-0.95

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Investor Class shares incepted on September 30, 2003. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to

Average Annual Total Returns
As of 12/31/13, the most recent calendar quarter end,including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	5.41%
10 Years	3.15
5 Years	1.43
1 Year	-6.98

Class B Shares
Inception (9/7/93)	4.18%
10 Years	2.98
5 Years	1.19
1 Year	-8.34

Class C Shares
Inception (8/4/97)	3.64%
10 Years	2.83
5 Years	1.55
1 Year	-4.56

Class R Shares
Inception (6/3/02)	3.58%
10 Years	3.35
5 Years	2.09
1 Year	-3.11

Class Y Shares
10 Years	3.75%
5 Years	2.60
1 Year	-2.62

Investor Class Shares
Inception (9/30/03)	3.57%
10 Years	3.63
5 Years	2.34
1 Year	-2.87

Class R5 Shares
10 Years	4.00%
5 Years	2.70
1 Year	-2.56

Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth

in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares was 0.90%, 1.65%, 1.65%, 1.15%, 0.65%, 0.90% and 0.56%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco U.S. Government Fund

Invesco U.S. Government Fund’s investment objective is total return, comprised of current income and capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2014, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Active trading. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.
■	Collateralized loan obligations risk. In addition to the normal interest rate, default and other risks of fixed income securities, collateralized loan obligations carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in collateralized loan obligations that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Mortgage- and asset-backed securities risk. The Fund may invest in mortgage- and asset-backed securities that are subject to prepayment or call risk, which is the risk that the borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. Faster prepayments often happen when interest rates are falling. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund’s income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the security to lengthen in duration. Longer duration securities tend to be more volatile. Securities may be prepaid at a price less than the original purchase value. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	TBA transactions risk. TBA transactions involve the risk that the securities received may be less favorable than what was anticipated by the Fund when entering into the TBA transaction. TBA transactions also involve the risk that a counterparty will fail to deliver the securities, exposing the Fund to further losses. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, the Fund will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement. When the Fund enters into a short sale of a TBA mortgage it does continued on page 6

8                Invesco U.S. Government Fund

Schedule of Investments

February 28, 2014

	Principal Amount	Value
U.S. Government Sponsored Mortgage-Backed Securities–49.80%
Collateralized Mortgage Obligations–24.06%
Fannie Mae REMICs,
5.50%, 04/25/17	$141	$141
5.00%, 04/25/18 to 09/25/37	6,933,045	7,270,016
4.00%, 07/25/18 to 07/25/40	8,653,094	9,088,419
3.50%, 10/25/18	92,444	92,586
4.25%, 12/25/19 to 02/25/37	5,353,764	5,631,247
2.25%, 02/25/21	752,051	769,703
2.50%, 03/25/26	2,680,760	2,753,299
4.50%, 07/25/27	101,944	104,314
7.00%, 09/18/27	1,677,030	1,906,626
6.50%, 03/25/32	4,521,880	5,088,982
5.75%, 10/25/35	1,801,164	2,021,761
0.46%, 05/25/36(a)	6,833,198	6,826,433
3.00%, 09/25/36	4,489,576	4,591,694
0.66%, 03/25/37 to 03/25/40(a)	8,038,251	8,057,793
0.56%, 06/25/38(a)	10,410,325	10,431,963
6.57%, 06/25/39(a)	3,680,415	4,266,180
0.71%, 02/25/41(a)	6,695,633	6,732,359
0.68%, 11/25/41(a)	2,801,550	2,820,454
Federal Home Loan Bank,
5.07%, 10/20/15	2,121,858	2,244,925
Freddie Mac REMICs,
4.00%, 12/15/17 to 07/15/23	3,722,284	3,835,250
4.50%, 07/15/18 to 11/15/39	3,054,042	3,216,739
3.00%, 10/15/18 to 04/15/26	4,355,244	4,518,984
3.75%, 10/15/18	1,020,593	1,042,933
4.25%, 01/15/19	764,749	773,575
5.00%, 01/15/19 to 04/15/19	1,964,904	2,084,614
3.50%, 12/15/27	1,154,488	1,188,605
0.55%, 04/15/28 to 06/15/37(a)	13,342,266	13,379,407
0.65%, 12/15/35 to 03/15/40(a)	9,582,462	9,632,758
0.45%, 03/15/36(a)	6,690,695	6,711,094
0.52%, 11/15/36(a)	4,111,938	4,109,362
0.50%, 03/15/39(a)	1,712,007	1,707,889
0.60%, 03/15/39 to 02/15/42(a)	23,847,640	23,871,691
1.01%, 11/15/39(a)	1,047,458	1,065,805
Ginnie Mae REMICs,
4.00%, 04/16/33 to 02/20/38	5,276,504	5,456,114
4.50%, 05/20/33 to 01/16/34	13,136,177	13,511,203
5.74%, 08/20/34(a)	2,416,424	2,701,330
5.86%, 01/20/39(a)	6,976,292	7,915,901
0.95%, 09/16/39(a)	2,981,163	3,045,080
4.51%, 07/20/41(a)	2,156,806	2,337,976
		192,805,205

	Principal Amount	Value
Federal Deposit Insurance Company (FDIC)–0.16%
Series 2010-S1, Class 1A, Gtd. Floating Rate Notes, 0.71%, 02/25/48 (Acquired 03/05/10; Cost $1,247,264)(a)(b)	$1,247,264	$1,252,445

Federal Home Loan Mortgage Corp. (FHLMC)–8.57%
Pass Through Ctfs.,
7.00%, 12/01/14 to 03/01/36	2,333,620	2,622,874
6.50%, 04/01/15 to 12/01/35	9,404,766	10,681,383
8.00%, 12/01/15 to 02/01/35	4,870,761	5,895,948
10.00%, 02/01/16 to 04/01/20	147,181	165,156
6.00%, 06/01/17 to 07/01/38	2,728,885	2,974,709
10.50%, 08/01/19 to 01/01/21	11,808	12,338
8.50%, 09/01/20 to 08/01/31	357,879	436,958
4.50%, 09/01/20 to 01/01/40	7,489,222	8,073,443
9.50%, 11/01/20 to 04/01/25	79,973	88,557
7.50%, 11/01/20 to 05/01/35	3,859,216	4,445,192
9.00%, 06/01/21 to 04/01/25	402,689	447,148
5.50%, 12/01/22 to 01/01/37	3,470,582	3,774,017
3.50%, 08/01/26	4,389,964	4,648,163
3.00%, 05/01/27 to 07/01/27	5,673,003	5,888,115
7.05%, 05/20/27	322,855	347,856
6.03%, 10/20/30	694,701	800,867
5.00%, 07/01/35 to 01/01/40	4,099,819	4,505,006
Pass Through Ctfs., ARM,
2.54%, 09/01/35 to 12/01/36(a)	3,195,615	3,369,060
2.21%, 10/01/36(a)	3,184,436	3,410,133
2.53%, 10/01/36(a)	1,070,902	1,142,589
1.88%, 05/01/37(a)	1,034,316	1,102,168
2.64%, 11/01/37(a)	3,141,423	3,360,071
2.68%, 01/01/38(a)	453,088	481,383
		68,673,134

Federal National Mortgage Association (FNMA)–13.02%
Pass Through Ctfs.,
8.00%, 06/01/14 to 12/01/36	4,751,886	5,631,187
6.00%, 07/01/14 to 10/01/38	9,919,969	11,045,379
7.00%, 08/01/14 to 06/01/36	7,443,883	8,513,029
7.50%, 02/01/15 to 08/01/37	5,678,352	6,683,179
12.00%, 01/01/16	2,656	2,704
6.50%, 04/01/16 to 10/01/38	8,098,540	9,068,377
9.50%, 07/01/16 to 08/01/22	15,049	16,429
9.00%, 12/01/16	26,776	28,663
5.00%, 01/01/17 to 03/01/39	6,072,763	6,636,288
4.50%, 04/01/19 to 08/01/39	7,599,686	8,188,027
10.00%, 12/20/19 to 12/20/21	110,117	114,737
5.50%, 03/01/21 to 05/01/35	9,068,455	10,074,161
6.75%, 07/01/24	619,895	705,603
8.50%, 09/01/24 to 08/01/37	2,824,982	3,421,483
10.14%, 04/20/25	52,837	54,989

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco U.S. Government Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–(continued)
6.95%, 07/01/25 to 10/01/25	$120,842	$128,448
3.50%, 05/01/27 to 06/01/27	7,364,386	7,838,789
Pass Through Ctfs., ARM,
2.49%, 10/01/34(a)	3,706,160	3,981,847
2.33%, 05/01/35(a)	2,139,817	2,278,996
2.40%, 01/01/37(a)	9,235,458	9,841,976
2.84%, 02/01/42(a)	3,720,013	3,875,078
Pass Through Ctfs., BAL,
3.84%, 04/01/18	5,659,199	6,138,686
		104,268,055

Government National Mortgage Association (GNMA)–3.99%
Pass Through Ctfs.,
12.00%, 05/15/14 to 04/15/15	692	703
13.00%, 10/15/14	1,334	1,345
10.00%, 06/15/16 to 07/15/24	183,431	203,835
8.50%, 09/20/16 to 01/15/37	343,672	393,214
9.00%, 10/15/16 to 04/15/21	54,958	57,178
8.75%, 10/20/16	17,418	17,537
8.00%, 12/15/16 to 08/15/36	2,209,058	2,559,147
9.50%, 08/15/17 to 03/15/23	72,071	82,607
6.50%, 09/15/17 to 01/15/37	4,046,137	4,530,329
7.00%, 07/15/18 to 12/15/36	1,869,124	2,070,475
6.95%, 07/20/25 to 11/20/26	492,548	524,465
7.50%, 03/15/26 to 10/15/35	2,584,372	3,086,559
6.00%, 12/15/28 to 08/15/33	1,784,804	2,037,074
6.10%, 12/20/33	3,174,363	3,763,949
3.50%, 08/20/42 to 10/20/42	7,243,255	7,374,340
Pass Through Ctfs., TBA
4.00%, 03/01/44(c)	5,000,000	5,303,126
		32,005,883
Total U.S. Government Sponsored Mortgage-Backed Securities (Cost $391,694,755)		399,004,722

U.S. Treasury Securities–29.32%
U.S. Treasury Bills–0.22%
0.04%, 05/01/14(d)(e)	200,000	199,990
0.07%, 05/01/14(d)(e)	300,000	299,985
0.08%, 05/01/14(d)(e)	1,250,000	1,249,939
		1,749,914

U.S. Treasury Notes–25.47%
0.88%, 11/30/16	5,350,000	5,389,837
1.00%, 03/31/17	15,000,000	15,116,560
0.63%, 05/31/17	12,000,000	11,922,682
2.75%, 05/31/17	4,500,000	4,776,887
0.75%, 06/30/17	5,000,000	4,981,863
2.38%, 07/31/17	9,000,000	9,445,540
0.63%, 08/31/17	4,000,000	3,956,761
0.63%, 09/30/17	19,550,000	19,311,233
0.75%, 12/31/17	21,000,000	20,740,425
0.88%, 01/31/18	7,500,000	7,433,100
1.38%, 09/30/18	12,450,000	12,449,431

	Principal Amount		Value
U.S. Treasury Notes–(continued)
1.38%, 12/31/18	$3,000,000		$2,988,629
1.00%, 11/30/19	4,000,000		3,826,780
3.63%, 02/15/20	7,800,000		8,605,535
1.13%, 03/31/20	6,000,000		5,738,337
3.50%, 05/15/20	14,500,000		15,884,258
2.63%, 08/15/20	11,000,000		11,433,102
2.00%, 09/30/20	7,000,000		6,991,228
3.13%, 05/15/21	15,000,000		15,972,893
2.13%, 08/15/21	3,700,000		3,675,192
2.00%, 11/15/21	100,000		98,017
1.75%, 05/15/22	1,750,000		1,665,550
2.00%, 02/15/23	10,600,000		10,151,561
2.50%, 08/15/23	1,500,000		1,488,593
			204,043,994

U.S. Treasury Bonds–3.25%
7.88%, 02/15/21	6,500,000		8,969,242
3.50%, 02/15/39	2,500,000		2,499,736
4.25%, 05/15/39	2,900,000		3,273,578
4.63%, 02/15/40	2,800,000		3,347,984
4.38%, 05/15/41	6,900,000		7,943,124
			26,033,664

U.S. Treasury Inflation-Indexed Bonds–0.38%
0.63%, 01/15/24	2,996,730	(f)	3,039,130
Total U.S. Treasury Securities (Cost $232,599,965)			234,866,702

U.S. Government Sponsored Agency Securities–13.98%
Federal Agricultural Mortgage Corp.–2.24%
Sec. Gtd. Notes, 5.13%, 04/19/17(b)	6,000,000		6,763,679
Sr. Unsec. Medium-Term Notes, 2.00%, 07/27/16	4,000,000		4,128,927
Unsec. Medium-Term Notes, 0.85%, 08/11/14	7,000,000		7,028,914
			17,921,520

Federal Farm Credit Bank (FFCB)–1.57%
Unsec. Bonds, 1.05%, 03/28/16	4,000,000		4,052,178
Unsec. Medium-Term Notes, 5.75%, 12/07/28	7,000,000		8,529,531
			12,581,709

Federal Home Loan Bank (FHLB)–1.38%
Unsec. Bonds,
1.50%, 10/12/17	4,800,000		4,871,830
2.00%, 09/14/18	2,500,000		2,551,261
2.88%, 09/11/20	3,500,000		3,637,300
			11,060,391

Federal Home Loan Mortgage Corp. (FHLMC)–2.36%
Unsec. Global Notes,
0.75%, 01/12/18	1,800,000		1,769,728
0.88%, 02/22/17	7,600,000		7,630,957
1.25%, 10/02/19	9,800,000		9,464,301
			18,864,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Government Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–4.62%
Sr. Unsec. Global Notes, 5.00%, 05/11/17	$4,000,000	$4,522,511
Unsec. Global Notes,
0.88%, 08/28/17	7,250,000	7,224,404
0.88%, 10/26/17	4,200,000	4,170,767
0.88%, 05/21/18	6,500,000	6,367,971
1.63%, 11/27/18	5,000,000	5,009,460
1.88%, 02/19/19	9,600,000	9,702,564
		36,997,677

Tennessee Valley Authority (TVA)–1.81%
Sr. Unsec. Global Bonds, 4.88%, 12/15/16	11,377,000	12,675,193
Sr. Unsec. Global Notes, 1.88%, 08/15/22	2,000,000	1,850,324
	14,525,517
Total U.S. Government Sponsored Agency Securities (Cost $109,589,732)		111,951,800

Foreign Bonds–4.23%
Collateralized Mortgage Obligations–3.91%
La Hipotecaria El Salvadorian Mortgage Trust (Panama), Series 2013-1A, Class A, Pass Through Ctfs., 3.50%, 10/25/41 (Acquired 04/22/13; Cost $12,362,428)(b)	11,944,375	12,558,388
La Hipotecaria Panamanian Mortgage Trust (Panama), Series 2010-1GA, Class A, Floating Rate Pass Through Ctfs., 2.75%, 09/08/39 (Acquired 11/05/10-10/27/11; Cost $18,548,827)(a)(b)	17,937,620	18,775,647
		31,334,035

	Principal Amount	Value
Sovereign Debt–0.32%
Israel Government Agency for International Development (AID) Bond (Israel), Unsec. Gtd. Global Bonds, 5.13%, 11/01/24	$2,200,000	$2,540,873
Total Foreign Bonds (Cost $33,126,441)		33,874,908

Corporate Notes–2.55%
Private Export Funding Corp.–2.55%
Private Export Funding Corp.,
Sec. Gtd. Notes,
2.13%, 07/15/16	5,000,000	5,166,512
1.38%, 02/15/17	5,000,000	5,074,432
4.30%, 12/15/21	4,800,000	5,331,176
Sr. Sec. Gtd. Notes, 1.45%, 08/15/19	5,000,000	4,848,497
Total Corporate Notes (Cost $19,783,081)		20,420,617

	Shares
Money Market Funds–0.67%
Government & Agency Portfolio–Institutional Class (Cost $5,399,085)(g)	5,399,085	5,399,085
TOTAL INVESTMENTS–100.55% (Cost $792,193,059)		805,517,834
OTHER ASSETS LESS LIABILITIES–(0.55)%		(4,383,415)
NET ASSETS–100.00%		$801,134,419

Investment Abbreviations:

ARM	– Adjustable Rate Mortgage
BAL	– Balloon
Ctfs.	– Certificates
Gtd.	– Guaranteed
REMICs	– Real Estate Mortgage Investment Conduits
Sec.	– Secured
Sr.	– Senior
TBA	– To Be Announced
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2014.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2014 was $39,350,159, which represented 4.91% of the Fund’s Net Assets.
(c)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1I.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(f)	Principal amount of security and interest payments are adjusted for inflation.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Government Fund

Statement of Assets and Liabilities

February 28, 2014

Assets:
Investments, at value (Cost $786,793,974)	$800,118,749
Investments in affiliated money market funds, at value and cost	5,399,085
Total investments, at value (Cost $792,193,059)	805,517,834
Receivable for:
Variation margin	97,422
Fund shares sold	283,264
Dividends and interest	2,994,782
Principal paydowns	118,690
Investment for trustee deferred compensation and retirement plans	238,147
Other assets	24,233
Total assets	809,274,372

Liabilities:
Payable for:
Investments purchased	5,310,556
Fund shares reacquired	1,759,324
Dividends	206,062
Accrued fees to affiliates	509,101
Accrued trustees’ and officers’ fees and benefits	4,155
Accrued other operating expenses	75,809
Trustee deferred compensation and retirement plans	274,946
Total liabilities	8,139,953
Net assets applicable to shares outstanding	$801,134,419

Net assets consist of:
Shares of beneficial interest	$923,082,828
Undistributed net investment income	(3,513,299)
Undistributed net realized gain (loss)	(132,780,224)
Net unrealized appreciation	14,345,114
$801,134,419

Net Assets:
Class A	$667,506,988
Class B	$22,333,699
Class C	$42,237,296
Class R	$6,445,858
Class Y	$4,114,061
Investor Class	$54,117,625
Class R5	$4,378,892

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	74,906,462
Class B	2,497,064
Class C	4,742,196
Class R	722,511
Class Y	460,980
Investor Class	6,067,083
Class R5	491,534
Class A:
Net asset value per share	$8.91
Maximum offering price per share
(Net asset value of $8.91 ÷ 95.75%)	$9.31
Class B:
Net asset value and offering price per share	$8.94
Class C:
Net asset value and offering price per share	$8.91
Class R:
Net asset value and offering price per share	$8.92
Class Y:
Net asset value and offering price per share	$8.92
Investor Class:
Net asset value and offering price per share	$8.92
Class R5:
Net asset value and offering price per share	$8.91

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Government Fund

Statement of Operations

For the year ended February 28, 2014

Investment income:
Interest	$17,024,322
Dividends from affiliated money market funds	1,527
Total investment income	17,025,849

Expenses:
Advisory fees	3,609,779
Administrative services fees	237,643
Custodian fees	57,919
Distribution fees:
Class A	1,850,248
Class B	295,152
Class C	526,152
Class R	44,035
Investor Class	156,518
Transfer agent fees — A, B, C, R, Y and Investor	1,643,550
Transfer agent fees — R5	4,375
Trustees’ and officers’ fees and benefits	70,284
Other	289,946
Total expenses	8,785,601
Less: Fees waived and expense offset arrangement(s)	(7,941)
Net expenses	8,777,660
Net investment income	8,248,189

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(4,032,060)
Futures contracts	2,258,310
(1,773,750)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(21,521,857)
Futures contracts	334,235
(21,187,622)
Net realized and unrealized gain (loss)	(22,961,372)
Net increase (decrease) in net assets resulting from operations	$(14,713,183)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Government Fund

Statement of Changes in Net Assets

For the years ended February 28, 2014 and 2013

	2014	2013
Operations:
Net investment income	$8,248,189	$12,374,317
Net realized gain (loss)	(1,773,750)	8,294,105
Change in net unrealized appreciation (depreciation)	(21,187,622)	(1,845,530)
Net increase (decrease) in net assets resulting from operations	(14,713,183)	18,822,892

Distributions to shareholders from net investment income:
Class A	(16,703,827)	(21,962,826)
Class B	(443,720)	(830,505)
Class C	(792,602)	(1,288,923)
Class R	(176,372)	(293,059)
Class Y	(120,039)	(220,532)
Investor Class	(1,412,856)	(2,008,608)
Class R5	(112,696)	(163,954)
Total distributions from net investment income	(19,762,112)	(26,768,407)

Share transactions–net:
Class A	(127,774,823)	(82,800,533)
Class B	(15,092,675)	(17,113,490)
Class C	(21,554,816)	(10,758,501)
Class R	(4,442,774)	(2,817,686)
Class Y	(2,136,465)	(1,270,184)
Investor Class	(16,142,584)	(11,982,320)
Class R5	(473,311)	(265,166)
Net increase (decrease) in net assets resulting from share transactions	(187,617,448)	(127,007,880)
Net increase (decrease) in net assets	(222,092,743)	(134,953,395)

Net assets:
Beginning of year	1,023,227,162	1,158,180,557
End of year (includes undistributed net investment income of $(3,513,299) and $(2,721,672), respectively)	$801,134,419	$1,023,227,162

Notes to Financial Statements

February 28, 2014

NOTE 1—Significant Accounting Policies

Invesco U.S. Government Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Class R5 shares are sold at net asset value. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect

14                         Invesco U.S. Government Fund

appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund invests in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

15                         Invesco U.S. Government Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Dollar Rolls and Forward Commitment Transactions — The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a counter-party to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar rolls transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

J.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
K.	Other Risks — The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.

16                         Invesco U.S. Government Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.50%
Next $300 million	0.40%
Next $500 million	0.35%
Next $19.5 billion	0.30%
Over $20.5 billion	0.24%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2014, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.75%, 1.25%, 1.50% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2014. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2014, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2014, the Adviser waived advisory fees of $3,249.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2014, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2014, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2014, IDI advised the Fund that IDI retained $35,471 in front-end sales commissions from the sale of Class A shares and $17,924, $42,907 and $5,604 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco U.S. Government Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,399,085	$—	$—	$5,399,085
U.S. Treasury Securities	—	234,866,702	—	234,866,702
U.S. Government Sponsored Agency Securities	—	510,956,522	—	510,956,522
Corporate Notes	—	20,420,617	—	20,420,617
Foreign Sovereign Debt Securities	—	2,540,873	—	2,540,873
Foreign Bonds	—	31,334,035	—	31,334,035
	5,399,085	800,118,749	—	805,517,834
Futures*	1,020,339	—	—	1,020,339
Total Investments	$6,419,424	$800,118,749	$—	$806,538,173

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2014:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Interest rate risk:
Futures contracts(a)	$1,057,856	$(37,517)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2014

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures*
Realized Gain:
Interest rate risk	$2,258,310
Change in Unrealized Appreciation:
Interest rate risk	334,235
Total	$2,592,545

*	The average notional value of futures contracts was $290,639,588.

18                         Invesco U.S. Government Fund

Open Futures Contracts at Period-End
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Ultra U.S. Treasury Bonds	Long	478	June-2014	$68,637,813	$1,014,727
U.S. Treasury 2 Year Notes	Long	283	June-2014	62,224,625	25,926
U.S. Treasury 5 Year Notes	Short	22	June-2014	(2,636,906)	(2,969)
U.S. Treasury 10 Year Notes	Short	256	June-2014	(31,880,000)	(34,548)
U.S. Treasury 30 Year Bonds	Short	285	June-2014	(37,922,813)	17,203
Total Future Contracts-Interest Rate Risk					$1,020,339

Offsetting Assets and Liabilities

Effective with the beginning of the Fund’s fiscal year, the Fund has adopted Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”. This update is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on its financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

There were no derivative instruments subject to a netting agreement for which the Fund is not currently netting. The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of February 28, 2014.

Assets:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of assets presented in the Statement of Assets and Liabilities	Collateral Received
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$1,057,856	$(37,517)	$1,020,339	$—	$—	$1,020,339

Liabilities:
	Gross amounts presented in Statement of Assets & Liabilities*	Gross amounts offset in Statement of Assets & Liabilities	Net amounts of liabilities presented in the Statement of Assets and Liabilities	Collateral Pledged
Counterparty				Financial Instruments	Cash	Net Amount
Bank of America Securities LLC	$37,517	$(37,517)	$—	$—	$—	$—

*	Includes cumulative appreciation (depreciation) of futures contracts.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2014, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,692.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceeds 5% of the Fund’s total assets.

19                         Invesco U.S. Government Fund

NOTE 8—Distributions to Beneficial Owners

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2014 and 2013:

	2014	2013
Ordinary income	$19,762,112	$26,768,407

Tax Components of Net Assets at Period-End:

2014
Net unrealized appreciation — investments	$10,018,062
Temporary book/tax differences	(1,675,899)
Post-October deferrals	(3,056,312)
Capital loss carryforward	(127,234,260)
Shares of beneficial interest	923,082,828
Total net assets	$801,134,419

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and bond premium amortization.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in 8 tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2014, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2015	$29,211,253	$—	$29,211,253
February 29, 2016	13,835,615	—	13,835,615
February 28, 2017	67,554,183	—	67,554,183
February 28, 2019	2,548,812	—	2,548,812
Not Subject to Expiration	8,120,247	5,964,150	14,084,397
	$121,270,110	$5,964,150	$127,234,260

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2014 was $1,152,634,667 and $1,472,620,978, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $186,510,760 and $131,918,213, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$16,983,641
Aggregate unrealized (depreciation) of investment securities	(6,965,579)
Net unrealized appreciation of investment securities	$10,018,062

Cost of investments for tax purposes is $795,499,772.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of capital loss carryforwards, paydowns, dollar rolls and bond premium amortizations on February 28, 2014, undistributed net investment income was increased by $10,722,296, undistributed net realized gain (loss) was increased by $3,765,630 and shares of beneficial interest was decreased by $14,487,926. This reclassification had no effect on the net assets of the Fund.

20                         Invesco U.S. Government Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2014(a)		2013
	Shares	Amount	Shares	Amount
Sold:
Class A	5,840,032	$52,873,704	8,753,531	$81,619,457
Class B	108,437	990,197	390,819	3,659,462
Class C	475,060	4,289,268	1,215,124	11,332,770
Class R	231,627	2,086,590	410,774	3,831,670
Class Y	222,413	1,996,689	701,369	6,548,969
Investor Class	279,047	2,517,412	553,025	5,162,324
Class R5	162,584	1,450,510	194,900	1,816,603

Issued as reinvestment of dividends:
Class A	1,540,598	13,846,766	1,928,997	17,987,569
Class B	44,723	403,806	81,172	759,706
Class C	77,791	699,367	121,118	1,128,735
Class R	18,968	170,911	31,180	291,131
Class Y	9,192	82,836	17,734	165,619
Investor Class	149,940	1,349,630	205,611	1,918,946
Class R5	12,488	112,198	17,294	161,310

Automatic conversion of Class B shares to Class A shares:
Class A	738,920	6,667,460	976,577	9,088,704
Class B	(736,231)	(6,667,460)	(972,690)	(9,088,704)

Reacquired:
Class A	(22,360,467)	(201,162,753)	(20,566,979)	(191,496,263)
Class B	(1,086,140)	(9,819,218)	(1,332,256)	(12,443,954)
Class C	(2,953,120)	(26,543,451)	(2,497,221)	(23,220,006)
Class R	(744,638)	(6,700,275)	(744,806)	(6,940,487)
Class Y	(467,492)	(4,215,990)	(859,768)	(7,984,772)
Investor Class	(2,224,643)	(20,009,626)	(2,045,824)	(19,063,590)
Class R5	(225,938)	(2,036,019)	(240,470)	(2,243,079)
Net increase (decrease) in share activity	(20,886,849)	$(187,617,448)	(13,660,789)	$(127,007,880)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 9% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

21                         Invesco U.S. Government Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/14	$9.24	$0.09	$(0.22)	$(0.13)	$(0.20)	$8.91	(1.37)%	$667,507	0.90	%(d)	0.90	%(d)	0.99	%(d)	142%
Year ended 02/28/13	9.31	0.11	0.05	0.16	(0.23)	9.24	1.76	823,299	0.90		0.90		1.20		113
Year ended 02/29/12	8.91	0.16	0.50	0.66	(0.26)	9.31	7.50	912,434	0.92		0.92		1.78		157
Year ended 02/28/11	8.91	0.16	0.11	0.27	(0.27)	8.91	3.04	291,338	0.98		0.98		1.75		70
Seven months ended 02/28/10	8.82	0.16	0.14	0.30	(0.21)	8.91	3.45	312,180	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.62	0.32	0.26	0.58	(0.38)	8.82	6.81	408,039	0.98		0.98		3.65		69
Class B
Year ended 02/28/14	9.27	0.02	(0.21)	(0.19)	(0.14)	8.94	(2.10)	22,334	1.65	(d)	1.65	(d)	0.24	(d)	142
Year ended 02/28/13	9.34	0.04	0.05	0.09	(0.16)	9.27	1.00	38,617	1.65		1.65		0.45		113
Year ended 02/29/12	8.94	0.10	0.49	0.59	(0.19)	9.34	6.69	56,028	1.67		1.67		1.03		157
Year ended 02/28/11	8.94	0.09	0.11	0.20	(0.20)	8.94	2.27	45,597	1.73		1.73		1.00		70
Seven months ended 02/28/10	8.85	0.12	0.14	0.26	(0.17)	8.94	2.99	67,389	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.65	0.26	0.26	0.52	(0.32)	8.85	6.01	84,501	1.73		1.73		2.90		69
Class C
Year ended 02/28/14	9.23	0.02	(0.20)	(0.18)	(0.14)	8.91	(2.00)	42,237	1.65	(d)	1.65	(d)	0.24	(d)	142
Year ended 02/28/13	9.30	0.04	0.05	0.09	(0.16)	9.23	1.00	65,924	1.65		1.65		0.45		113
Year ended 02/29/12	8.90	0.10	0.49	0.59	(0.19)	9.30	6.69	77,221	1.67		1.67		1.03		157
Year ended 02/28/11	8.90	0.09	0.11	0.20	(0.20)	8.90	2.27	53,323	1.73		1.73		1.00		70
Seven months ended 02/28/10	8.82	0.12	0.13	0.25	(0.17)	8.90	2.88	66,881	1.79	(e)	1.79	(e)	2.26	(e)	26
Year ended 07/31/09	8.62	0.26	0.26	0.52	(0.32)	8.82	6.02	70,062	1.73		1.73		2.90		69
Class R
Year ended 02/28/14	9.25	0.07	(0.22)	(0.15)	(0.18)	8.92	(1.61)	6,446	1.15	(d)	1.15	(d)	0.74	(d)	142
Year ended 02/28/13	9.32	0.09	0.05	0.14	(0.21)	9.25	1.50	11,248	1.15		1.15		0.95		113
Year ended 02/29/12	8.92	0.14	0.50	0.64	(0.24)	9.32	7.23	14,155	1.17		1.17		1.53		157
Year ended 02/28/11	8.91	0.14	0.12	0.26	(0.25)	8.92	2.90	16,999	1.23		1.23		1.50		70
Seven months ended 02/28/10	8.83	0.14	0.14	0.28	(0.20)	8.91	3.18	13,655	1.29	(e)	1.29	(e)	2.76	(e)	26
Year ended 07/31/09	8.63	0.30	0.26	0.56	(0.36)	8.83	6.54	12,447	1.23		1.23		3.40		69
Class Y
Year ended 02/28/14	9.25	0.11	(0.21)	(0.10)	(0.23)	8.92	(1.11)	4,114	0.65	(d)	0.65	(d)	1.24	(d)	142
Year ended 02/28/13	9.32	0.14	0.05	0.19	(0.26)	9.25	2.01	6,446	0.65		0.65		1.45		113
Year ended 02/29/12	8.92	0.19	0.49	0.68	(0.28)	9.32	7.76	7,805	0.67		0.67		2.03		157
Year ended 02/28/11	8.91	0.18	0.12	0.30	(0.29)	8.92	3.42	9,366	0.73		0.73		2.00		70
Seven months ended 02/28/10	8.83	0.17	0.13	0.30	(0.22)	8.91	3.49	2,243	0.79	(e)	0.79	(e)	3.26	(e)	26
Year ended 07/31/09(f)	8.70	0.29	0.17	0.46	(0.33)	8.83	5.30	4,112	0.71	(e)	0.71	(e)	3.92	(e)	69
Investor Class
Year ended 02/28/14	9.24	0.09	(0.21)	(0.12)	(0.20)	8.92	(1.26)	54,118	0.90	(d)	0.90	(d)	0.99	(d)	142
Year ended 02/28/13	9.31	0.11	0.05	0.16	(0.23)	9.24	1.76	72,686	0.90		0.90		1.20		113
Year ended 02/29/12	8.92	0.16	0.49	0.65	(0.26)	9.31	7.37	85,227	0.92		0.92		1.78		157
Year ended 02/28/11	8.91	0.16	0.13	0.29	(0.28)	8.92	3.16	102,784	0.98		0.98		1.75		70
Seven months ended 02/28/10	8.83	0.16	0.13	0.29	(0.21)	8.91	3.33	65,244	1.04	(e)	1.04	(e)	3.01	(e)	26
Year ended 07/31/09	8.63	0.32	0.26	0.58	(0.38)	8.83	6.82	51,292	0.98		0.98		3.65		69
Class R5
Year ended 02/28/14	9.23	0.12	(0.21)	(0.09)	(0.23)	8.91	(0.95)	4,379	0.57	(d)	0.57	(d)	1.32	(d)	142
Year ended 02/28/13	9.31	0.14	0.05	0.19	(0.27)	9.23	2.04	5,008	0.56		0.56		1.54		113
Year ended 02/29/12	8.91	0.20	0.50	0.70	(0.30)	9.31	7.99	5,311	0.48		0.48		2.22		157
Year ended 02/28/11	8.92	0.20	0.10	0.30	(0.31)	8.91	3.41	6,454	0.53		0.53		2.20		70
Seven months ended 02/28/10	8.84	0.18	0.14	0.32	(0.24)	8.92	3.62	14,052	0.56	(e)	0.56	(e)	3.49	(e)	26
Year ended 07/31/09	8.63	0.36	0.27	0.63	(0.42)	8.84	7.42	18,303	0.52		0.52		4.11		69

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending February 29, 2012, the portfolio turnover calculations excludes the value of securities purchased of $736,836,392 and sold of $245,862,985 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Government Securities Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s) of $740,099, $29,515, $52,615, $8,807, $4,776, $62,607 and $4,374 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Class R5 shares, respectively.
(e)	Annualized.
(f)	Commencement date of October 3, 2008.

22                         Invesco U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Securities Funds (Invesco Investment Securities Funds)

and Shareholders of Invesco U.S. Government Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Government Fund (one of the funds constituting AIM Investment Securities Funds (Invesco Investment Securities Funds), hereafter referred to as the “Fund”) at February 28, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 28, 2014

Houston, Texas

23                         Invesco U.S. Government Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2013 through February 28, 2014.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/13)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/14)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/14)	Expenses Paid During Period[2]
A	$1,000.00	$1,014.70	$4.65	$1,020.18	$4.66	0.93%
B	1,000.00	1,011.00	8.38	1,016.46	8.40	1.68
C	1,000.00	1,011.00	8.38	1,016.46	8.40	1.68
R	1,000.00	1,013.50	5.89	1,018.94	5.91	1.18
Y	1,000.00	1,016.10	3.40	1,021.42	3.41	0.68
Investor	1,000.00	1,014.80	4.65	1,020.18	4.66	0.93
R5	1,000.00	1,016.40	2.95	1,021.87	2.96	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2013 through February 28, 2014, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24                         Invesco U.S. Government Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2014:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	17.98%
Tax-Exempt Interest Dividends	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25                         Invesco U.S. Government Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			123	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			123	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	136	Director of the Mutual fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because his firm currently provides legal services as legal counsel to such Funds.

T-1                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1992	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); and Investment Company Institute	123	ALPS (Attorneys Liability Protection Society) (insurance company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	136	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
Frank S. Bayley — 1939 Trustee	2001	Retired. Formerly: Director, Badgley Funds Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	123	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.	123	Chairman, Board of Governors, Western Golf Association, Chairman, Evans Scholars Foundation and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International). Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			123	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			123	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	123	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	123	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	123	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	136	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences

T-2                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	123	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

T-3                         Invesco U.S. Government Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Karen Dunn Kelley — 1960 Vice President	1992

Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Director and President, INVESCO Asset Management (Bermuda) Ltd., Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Government Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05686 and 033-39519	GOV-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2013	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$224,400	N/A	$387,853	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$88,200	0%	$75,950	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$319,100	0%	$463,803	0%

(g) PWC billed the Registrant aggregate non-audit fees of $94,700 for the fiscal year ended 2014, and $75,950 for the fiscal year ended 2013, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2014 includes fees billed for reviewing tax returns. Tax fees for fiscal year end February 28, 2013 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2013 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2014 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $1,645,309 for the fiscal year ended 2014, and $0 for the fiscal year ended 2013, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2014, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	May 9, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 9, 2014

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.